UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2014

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Tollkeeper
U.S. Equity

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	FLEXIBLE CAP GROWTH

■	FOCUSED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY TOLLKEEPER

■	U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	60

Financial Statements	82

Financial Highlights	92

Notes to Financial Statements	110

Other Information	131

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Capital Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 30-40 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Flexible Cap Growth Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Focused Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 20-25 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

The Goldman Sachs Small/Mid Cap Growth Fund invests primarily in equity investments with a primary focus on mid- and small-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Technology Tollkeeper FundSM invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because the Fund concentrates its investments in certain specific industries, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting those industries than if its investments were more diversified across different industries. Stock prices of internet and internet-related companies in particular may be especially volatile. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs U.S. Equity Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■	Make decisions as long-term business owners rather than as stock traders

■	Perform in-depth, fundamental research

■	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■	Established brand names
■	Dominant market shares
■	Pricing power
■	Recurring revenue streams
■	Free cash flow
■	Long product life cycles
■	Favorable long-term growth prospects
■	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■	Perform rigorous valuation analysis of every potential investment

■	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities advanced for the six months ended February 28, 2014 (the “Reporting Period”) with broad sector participation. The Standard & Poor’s 500® Index (the “S&P 500® Index”) ended the Reporting Period with a gain of 15.07%, and the Russell 3000® Index generated a return of 15.83%.

The U.S. equity market enjoyed four consecutive months of gains from September through December 2013. The S&P 500® Index made record highs in December 2013, as the U.S. Federal Reserve (the “Fed”) ended seven months of speculation and announced it would finally begin tapering its asset purchases, signaling confidence in the U.S. economy. Days later, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third quarter of 2013 to an annualized pace of 4.1%, the fastest rate in two years. Importantly, stronger consumption accounted for most of the upward revision.

U.S. equities, along with global developed market equities broadly, stumbled in January 2014 on renewed concerns about a variety of issues in the growth and emerging markets, including lower manufacturing activity in China. However, developed market equities, including those of the U.S., snapped back in February 2014. Indeed, the S&P 500® Index made a fresh high in February 2014, as merger and acquisition activity picked up and corporate earnings announcements reflected top-line growth, even though overall management guidance for 2014 was less optimistic than the consensus view. Underlying economic activity during February 2014 was not as strong as it had been at the end of 2013, with disappointing payroll and retail sales reports, though it was unclear how much severe winter weather across most of the U.S. was to blame. Furthermore, a downward revision of fourth quarter 2013 GDP to an annualized rate of 2.4% from 3.2% indicated the consumer was resilient but not quite as strong as previously thought.

For the Reporting Period overall, small-cap companies performed best with mid-cap companies close behind. While generating solid double-digit positive returns, large-cap stocks followed at some distance. Growth stocks outpaced value stocks across the capitalization spectrum. (All as measured by Russell Investments indices.) Within the S&P 500® Index, all ten sectors made gains during the Reporting Period. The health care, industrials, information technology and materials sectors led returns, driven by improving earnings growth. Telecommunication services eked out a positive return but significantly underperformed the broader market.

MARKET REVIEW

Looking Ahead

While equity markets have rallied substantially since March 2009, underlying economic growth has actually been slow and uneven. The global macroeconomic challenges and uncertainties in recent years dampened the confidence and sentiment of investors and company managements alike. We believe increased merger and acquisition activity seen during the Reporting Period is a sign that mindsets are now changing as economic growth improves. Looking forward, then, we expect more companies to be rewarded for increasing capital expenditures, research and development spending, merger and acquisition activity and hiring, rather than for keeping excessive cash on balance sheets and paying dividends.

We expect the anticipated acceleration in economic growth to drive strong corporate earnings growth, particularly in the developed markets. With most developed markets trading near historical average valuations at the end of the Reporting Period, we believe earnings growth will likely be the main driver of equity performance going forward. In the U.S., we are looking for an increase in revenues to drive further earnings growth. As such, not all areas of the market are likely to participate to the same extent. At the end of the Reporting Period, we favored many innovative industries in the information technology, health care and industrials sectors and had select exposure in financials. Should we indeed move into a phase of economic growth, we are more cautious on areas of the market related to the previous economic environment, such as commodity-related industries and yield-oriented sectors. Already, average stock and sector correlations were notably lower at the end of the Reporting Period than in recent years, which, in our view, increases opportunities for active managers.

The greatest risk to our view comes from anything that negatively impacts confidence and sentiment and that hinders growth momentum. For example, we believe a pause in reforms of the Japanese economy or in the European banking system or a return to partisan gridlock in the U.S. government might impact our view. While we believe that central banks tightening too quickly would be a negative for the equity markets as well, a modest increase in interest rates is consistent with improving economic growth and would not be a risk to our view.

We intend to use our forward-looking, active management approach to investing as we seek to appropriately position the Fundamental Equity Growth Funds for what we believe to be a new growth-oriented environment. As always, we continue to focus on building quality portfolios through intense bottom-up research and believe such a disciplined strategy will help us position the Fundamental Equity Growth Funds effectively in these still uncertain times.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 18.10%, 17.64%, 17.67%, 18.34%, 18.06%, 18.26% and 17.93%, respectively. These returns compare to the 17.84% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer staples, telecommunication services and financials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was weak stock selection in the health care, materials and consumer discretionary sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Green Mountain Coffee Roasters, biotechnology company Regeneron Pharmaceuticals and premium spirits company Beam.

Shares of Green Mountain Coffee Roasters, a new purchase for the Fund during the Reporting Period, gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands along with a new sustainable business structure that segments U.S. and Canada operations. With positive free cash flows and strong earnings quality, we believe the company has a solid long-term growth opportunity, competitive margins, improving return on invested capital and a credible management team and board. (As of March 10, 2014, Green Mountain Coffee Roasters changed its company name to Keurig Green Mountain.)

Regeneron Pharmaceuticals was a top contributor to the Fund’s relative performance during the Reporting Period. Its shares gained as its flagship treatment, Eylea, continued to be well received by the market. At the end of the Reporting Period, we maintained our conviction in the company and believed that in addition to Eylea, designed to treat macular degeneration, the company has a strong product pipeline for the treatment of high cholesterol and asthma. The company’s cholesterol drug in particular has received positive feedback in trials, and the responses from cardiologists suggest there is

PORTFOLIO RESULTS

a large addressable market for the drug. We believed its valuation at the end of the Reporting Period presented a compelling risk/reward opportunity.

Shares of Beam gained as a leading Japanese whiskey company, Suntory Holdings, announced it had reached an agreement to purchase Beam. The deal is expected to close in the second quarter of 2014 pending approval. It is always encouraging when the value of one of the Fund’s holdings is recognized by a strategic player within the industry, and our investment thesis plays out through an acquisition. We believe Beam is a high quality growth business given it is operating in a fragmented industry with improving secular tailwinds, high barriers to entry, attractive margins and returns on invested capital. Therefore, we were not surprised Beam became an acquisition target.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in fashion retailer L Brands, global clothing manufacturer PVH and natural resources and production company Anadarko Petroleum.

L Brands, with subsidiaries that include Victoria’s Secret and Bath & Body Works, was a top detractor from the Fund’s performance. Its shares moved sharply lower after reporting same-store sales growth that was below consensus expectations in both November and December 2013. Despite such weakness, we were encouraged by the strength of L Brands’ U.S. business, and we believe many of the company’s brands resonate globally, leading us to a positive view on the company’s international business. At the end of the Reporting Period, we maintained our conviction in the stock, based on our belief that future growth may be driven by its continued growth in U.S. square footage, product expansion into natural adjacencies and international expansion. In February 2014, L Brands announced a special dividend of $1.00 and also raised its dividend by approximately 13%, sending its shares sharply higher.

Shares of PVH declined as the company provided softer than expected earnings guidance for 2013 and 2014 given management’s cautious views on the global economy and global apparel sales, a headwind experienced by many retailers at the end of 2013. As a result, there were concerns that retail inventory levels were high, which may lead retailers to delay orders for PVH’s clothing. We believe this dynamic is transient in nature and is an industry-wide issue as opposed to specific to PVH. In addition, unexpected expenses related to its Warnaco Group acquisition, which closed earlier in 2013, were a key factor in its guidance. At the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition and to benefit from its disproportionately large exposure to a recovery in Europe. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Anadarko Petroleum detracted from the Fund’s relative returns during the Reporting Period. Its shares declined following weak third quarter 2013 earnings and on a December 2013 ruling holding Anadarko Petroleum responsible for environmental and health claims related to Tronox, a chemical company subsidiary spun off by the company in 2005. We believe this setback is temporary, and our long-term investment thesis on the company remains unchanged. At the end of the Reporting Period, we believed Anadarko Petroleum was well positioned given its proven reserves, quality of asset portfolio and significant development opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in leading home improvement retailer Home Depot. While Home Depot is a mature retailer, we believe it has strong cash returns and is well positioned in an attractive home improvement segment that is still in the early stages of a recovery. The company is improving in-store efficiencies with information technology, shedding non-core business and reinvesting in its supply chain and service, which should enhance profitability and return on capital, in our opinion. We believe Home Depot has a solid earnings and free cash flow growth profile over the next few years and was trading, at the time of purchase, at an attractive valuation.

We established a Fund position in Comcast, a company focused on mass media, entertainment and communications. We were attracted to Comcast for several reasons. First, we believed its valuation at the time of purchase was attractive relative to its peers and traditional media. Second, Comcast has a cable asset that, in our view, should allow the company both to perform better than its peers and to benefit from strong cyclical and secular themes supporting the cable industry. Finally, we see potential upside through Comcast increasing its balance sheet leverage to repurchase shares or to potentially make a strategic acquisition.

Conversely, we exited the Fund’s position in electronic payment company MasterCard during the Reporting Period. The stock performed well in 2013, and, in our view, was subsequently valued at a premium based on relatively high forward expectations. We also believe consensus estimates did not account for any adverse regulatory changes that could occur in an electronic payments industry that is rapidly changing. Therefore, we decided to reallocate capital into what we considered to be more attractive risk/reward opportunities.

We sold the Fund’s position in industrial gas supplier Praxair. We decided to reallocate capital into Airgas, a company with a similar growth profile to Praxair but whose stock was trading at a more compelling valuation, in our view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and materials increased and its allocations to health care, industrials and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, telecommunication services and consumer staples. The Fund was rather neutrally weighted to the Russell Index in materials, information technology, energy and health care and had no position at all in utilities on February 28, 2014.

Q	Were any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

Capital Growth Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	18.10%	17.84%
Class B	17.64	17.84
Class C	17.67	17.84
Institutional	18.34	17.84
Service	18.06	17.84
Class IR	18.26	17.84
Class R	17.93	17.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	24.41%	19.00%	6.06%	9.16%	4/20/90
Class B	24.18	19.21	6.01	7.13	5/01/96
Class C	29.36	19.46	5.87	5.02	8/15/97
Institutional	32.19	20.84	7.09	6.21	8/15/97
Service	31.51	20.24	6.56	5.69	8/15/97
Class IR	31.98	20.67	N/A	6.60	11/30/07
Class R	31.30	20.05	N/A	6.08	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.50%
Class B	1.90	2.25
Class C	1.90	2.25
Institutional	0.75	1.10
Service	1.25	1.60
Class IR	0.90	1.25
Class R	1.40	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.3%	Computers & Peripherals
Google, Inc. Class A	3.8	Internet Software & Services
QUALCOMM, Inc.	2.8	Communications Equipment
Oracle Corp.	2.5	Software
Microsoft Corp.	2.0	Software
CBRE Group, Inc. Class A	1.9	Real Estate Management & Development
The Home Depot, Inc.	1.7	Specialty Retail
Gilead Sciences, Inc.	1.7	Biotechnology
Honeywell International, Inc.	1.6	Aerospace & Defense
Colgate-Palmolive Co.	1.6	Household Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 17.11%, 16.74%, 16.70%, 17.43%, 17.33% and 17.02%, respectively. These returns compare to the 17.84% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the health care, consumer discretionary and energy sectors detracted from the Fund’s relative results most during the Reporting Period. Sector positioning in health care, industrials and financials also hurt. Effective stock selection in the information technology and financials sectors helped the Fund’s performance most relative to the Russell Index. Sector positioning in the consumer staples sector also buoyed results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in natural resources and production company Anadarko Petroleum, global clothing manufacturer PVH and fashion retailer L Brands.

Anadarko Petroleum detracted from the Fund’s relative returns during the Reporting Period. Its shares declined following weak third quarter 2013 earnings and on a December 2013 ruling holding Anadarko Petroleum responsible for environmental and health claims related to Tronox, a chemical company subsidiary spun off by the company in 2005. We believe this setback is temporary, and our long-term investment thesis on the company remains unchanged. At the end of the Reporting Period, we believed Anadarko Petroleum was well positioned given its proven reserves, quality of asset portfolio and significant development opportunities.

Shares of PVH declined as the company provided softer than expected earnings guidance for 2013 and 2014 given management’s cautious views on the global economy and global apparel sales, a headwind experienced by many retailers at the end of 2013. As a result, there were concerns that retail inventory levels were high, which may lead retailers to delay orders for PVH’s clothing. We believe this dynamic is transient in nature and is an industry-wide issue as opposed to specific to PVH. In addition, unexpected

PORTFOLIO RESULTS

expenses related to its Warnaco Group acquisition, which closed earlier in 2013, were a key factor in its guidance. At the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition and to benefit from its disproportionately large exposure to a recovery in Europe. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

L Brands, with subsidiaries that include Victoria’s Secret and Bath & Body Works, was a top detractor from the Fund’s performance. Its shares moved sharply lower after reporting same-store sales growth that was below consensus expectations in both November and December 2013. Despite such weakness, we were encouraged by the strength of L Brands’ U.S. business, and we believe many of the company’s brands resonate globally, leading us to a positive view on the company’s international business. At the end of the Reporting Period, we maintained our conviction in the stock, based on our belief that future growth may be driven by its continued growth in U.S. square footage, product expansion into natural adjacencies and international expansion. In February 2014, L Brands announced a special dividend of $1.00 and also raised its dividend by approximately 13%, sending its shares sharply higher.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in leading Internet search and technology company Google, fast-casual restaurant operator Chipotle Mexican Grill and biotechnology company Regeneron Pharmaceuticals.

Google was the top contributor to the Fund’s relative performance during the Reporting Period. Its shares rose after the company reported strong third and fourth quarter 2013 results, with revenue and earnings that exceeded consensus estimates, as Google Websites and Core Google posted strong operating profit growth. Its shares also reacted positively preceding the fourth quarter 2013 earnings release when Google announced it was selling Motorola Mobility to Lenovo. Additionally, strong performance may be attributed to its acquisition of Nest Labs, a smart-home technology company that manufactures Wi-Fi-enabled, self-learning, programmable thermostats and smoke detectors. At the end of the Reporting Period, Google continued to be the dominant search engine, and we believe the company remains well positioned to monetize online advertising and the shift to mobile. The company also continues to invest in new product initiatives outside of its core search business, which could offer future growth opportunities. In our view, Google’s stock at the end of the Reporting Period was trading at a reasonable valuation for what we consider to be a high quality franchise with a strong long-term growth profile.

Chipotle Mexican Grill contributed positively to the Fund’s relative performance during the Reporting Period. Despite reporting third quarter 2013 earnings slightly below consensus, same-store sales growth exceeded expectations due to the roll-out of catering, better customer throughput during peak periods, increased advertising and the introduction of a new menu item, Sofritas (braised tofu). We expect the company to raise its prices in 2014, which should benefit same-store sales growth and margins going forward. We believe that Chipotle Mexican Grill is a high quality growth franchise with an attractive business model, effective management and strong brand recognition. At the end of the Reporting Period, we also believed the company was well positioned for long-term growth by increasing same-store sales and expanding its domestic and international store count.

Regeneron Pharmaceuticals was a top contributor to the Fund’s relative performance during the Reporting Period. Its shares gained as its flagship treatment, Eylea, continued to be well received by the market. At the end of the Reporting Period, we maintained our conviction in the company and believed that in addition to Eylea, designed to treat macular degeneration, the company has a strong product pipeline for the treatment of high cholesterol and asthma. The company’s cholesterol drug in particular has received positive feedback in trials, and the responses from cardiologists suggest there is a large addressable market for the drug. We believed its valuation at the end of the Reporting Period presented a compelling risk/reward opportunity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in EMC, a leading information storage technologies company. EMC is a market leader in storage hardware and has the opportunity, in our view, to continue to take share of a relatively fragmented market. We believe the company is well positioned to take advantage of future technological changes, as its forward-looking management team has a history of embracing and driving change. Shares of EMC significantly lagged the market during the Reporting Period, but we believe its depressed valuation, coupled with multiple potential growth drivers and disciplined capital allocation, support an attractive risk/ reward opportunity.

We established a Fund position in professional networking website LinkedIn. We believe LinkedIn has an attractive growth runway and that its website and content provide an example of disruptive technology that is early in its life cycle. (Disruptive technology is defined as new ways of doing things that disrupt or overturn traditional business methods and practices.) While the stock may not appear overly inexpensive on a number of valuation metrics, we believe it warrants a premium valuation, as the company could continue to exceed earnings expectations should it capture additional subscribers and develop its platform as we anticipate.

Conversely, we exited the Fund’s position in Salesforce.com, a provider of enterprise cloud computing and social enterprise solutions. While we remain positive on the fundamentals of the company, given the stock’s strong performance in 2013, we decided to reallocate capital to opportunities with what we considered to have more attractive risk/reward profiles.

We eliminated the Fund’s position in consumer goods company Procter & Gamble during the Reporting Period. While we are positive on the return of the company’s former chief executive officer, announced earlier in 2013, we believe much of the good news and growth initiatives were already priced into the company’s shares. Therefore, we decided to sell the position and reallocate the capital into higher conviction companies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and health care increased and its allocations to energy and information technology decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the Russell Index in the financials and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, materials and industrials. The Fund was rather neutrally weighted to the Russell Index in information technology, telecommunication services, health care and energy and had no position at all in the utilities sector on February 28, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

Concentrated Growth Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	17.11%	17.84%
Class B	16.74	17.84
Class C	16.70	17.84
Institutional	17.43	17.84
Class IR	17.33	17.84
Class R	17.02	17.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	22.28%	18.32%	5.53%	7.02%	9/03/02
Class B	22.76	18.54	5.47	6.98	9/03/02
Class C	27.20	18.79	5.33	6.73	9/03/02
Institutional	29.90	20.17	6.55	7.98	9/03/02
Class IR	29.66	19.97	N/A	5.61	11/30/07
Class R	29.01	19.40	N/A	5.11	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.62%
Class B	2.01	2.37
Class C	2.01	2.37
Institutional	0.86	1.23
Class IR	1.01	1.38
Class R	1.51	1.87

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Google, Inc. Class A	5.0%	Internet Software & Services
American Tower Corp.	4.4	Real Estate Investment Trusts
QUALCOMM, Inc.	3.9	Communications Equipment
Equinix, Inc.	3.7	Internet Software & Services
CBRE Group, Inc. Class A	3.5	Real Estate Management & Development
Amazon.com, Inc.	3.3	Internet & Catalog Retail
Costco Wholesale Corp.	3.1	Food & Staples Retailing
NIKE, Inc. Class B	2.9	Textiles, Apparel & Luxury Goods
eBay, Inc.	2.9	Internet Software & Services
Dollar General Corp.	2.9	Multiline Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 18.66%, 18.19%, 18.94%, 18.82% and 18.58%, respectively. These returns compare to the 17.95% cumulative total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, consumer staples and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Having an underweighted allocation to consumer staples, which was the second-weakest sector in the Russell Index during the Reporting Period, also boosted the Fund’s relative results. Challenging stock selection in industrials, health care and materials detracted most from the Fund’s relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in leading Internet search and technology company Google, Internet radio service provider Pandora Media and specialty coffee and coffeemakers company Green Mountain Coffee Roasters.

Google was the top contributor to the Fund’s relative performance during the Reporting Period. Its shares rose after the company reported strong third and fourth quarter 2013 results, with revenue and earnings that exceeded consensus estimates, as Google Websites and Core Google posted strong operating profit growth. Its shares also reacted positively preceding the fourth quarter 2013 earnings release when Google announced it was selling Motorola Mobility to Lenovo. Additionally, strong performance may be attributed to its acquisition of Nest Labs, a smart-home technology company that manufactures Wi-Fi-enabled, self-learning, programmable thermostats and smoke detectors. At the end of the Reporting Period, Google continued to be the dominant search engine, and we believe the company remains well positioned to monetize online advertising and the shift to mobile. The company also continues to invest in new product initiatives outside of its core search business, which could offer future growth opportunities. In our view, Google’s stock at the end of the Reporting Period was trading at a reasonable valuation for what we consider to be a high quality franchise with a strong long-term growth profile.

PORTFOLIO RESULTS

The strong performance of Pandora Media was driven in part by strong growth in key audience metrics, including listener hours, share of total U.S. radio listening and number of active listeners. The company’s stock was further bolstered by the announcement of a new chief executive officer. Pandora Media also announced it would begin rolling out in-car advertising in the first quarter of 2014. In our view, the company is well positioned to monetize mobile and gain market share within the terrestrial radio market, as its active user base continues to grow. We believe the company’s differentiated business model, strong brand recognition and first-mover advantage, along with a continued shift to online advertising, should also help support growth.

Shares of Green Mountain Coffee Roasters, a new purchase for the Fund during the Reporting Period, gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands along with a new sustainable business structure that segments U.S. and Canada operations. With positive free cash flows and strong earnings quality, we believe the company has a solid long-term growth opportunity, competitive margins, improving return on invested capital and a credible management team and board. (As of March 10, 2014, Green Mountain Coffee Roasters changed its company name to Keurig Green Mountain.)

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in social networking website operator Facebook, global clothing manufacturer PVH and natural resources and production company Anadarko Petroleum.

We initiated a Fund position in Facebook two weeks before the end of the Reporting Period. The company detracted from relative results because it was a strong performer throughout the Reporting Period, when the Fund did not yet own a position in its shares. Facebook’s good results were due largely to strong mobile advertising revenue, as advertiser demand has been catching up to mobile usage and driving solid growth. Facebook also announced it is exploring options for mobile payment products. We believe the company is well positioned to continue to grow in the mobile advertising space as usage shifts from desktop to mobile. Overall, we remain positive on the company and believe the stock was trading, at the end of the Reporting Period, at a reasonable valuation, supported by its industry leading position and considerable opportunity to monetize its extensive user base.

Shares of PVH declined as the company provided softer than expected earnings guidance for 2013 and 2014 given management’s cautious views on the global economy and global apparel sales, a headwind experienced by many retailers at the end of 2013. As a result, there were concerns that retail inventory levels were high, which may lead retailers to delay orders for PVH’s clothing. We believe this dynamic is transient in nature and is an industry-wide issue as opposed to specific to PVH. In addition, unexpected expenses related to its Warnaco Group acquisition, which closed earlier in 2013, were a key factor in its guidance. At the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition and to benefit from its disproportionately large exposure to a recovery in Europe. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Anadarko Petroleum detracted from the Fund’s relative returns during the Reporting Period. Its shares declined following weak third quarter 2013 earnings and on a December 2013 ruling holding Anadarko Petroleum responsible for environmental and health claims related to Tronox, a chemical company subsidiary spun off by the company in 2005. We believe this setback is temporary, and our long-term investment thesis on the company remains unchanged. At the end of the Reporting Period, we believed Anadarko Petroleum was well positioned given its proven reserves, quality of asset portfolio and significant development opportunities.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in EMC, a leading information storage technologies company. EMC is a market leader in storage hardware and has the opportunity, in our view, to continue to take share of a relatively fragmented market. We believe the company is well positioned to take advantage of future technological changes, as its forward-looking management team has a history of embracing and driving change. Shares of EMC significantly lagged the market during the Reporting Period, but we believe its depressed valuation, coupled with multiple potential growth drivers and disciplined capital allocation, support an attractive risk/ reward opportunity.

We established a Fund position in leading home improvement retailer Home Depot. While Home Depot is a mature retailer, we believe it has strong cash returns and is well positioned in an attractive home improvement segment that is still in the early stages of a recovery. The company is improving in-store efficiencies with information technology, shedding non-core business and reinvesting in its supply chain and service, which should enhance profitability and return on capital. We believe Home Depot has a solid earnings and free cash flow growth profile over the next few years and was trading, at the time of purchase, at an attractive valuation.

Conversely, we exited the Fund’s position in electronic payment company MasterCard during the Reporting Period. The stock performed well in 2013, and, in our view, was subsequently valued at a premium based on relatively high forward expectations. We also believe consensus estimates did not account for any adverse regulatory changes that could occur in an electronic payments industry that is rapidly changing. Therefore, we decided to reallocate capital into what we considered to be more attractive risk/reward opportunities.

We sold the Fund’s position in industrial gas supplier Praxair. We decided to reallocate capital into Airgas, a company with a similar growth profile to Praxair but whose stock was trading at a more compelling valuation, in our view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?
A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and health care increased and its allocations to consumer staples, information technology and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, financials and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, materials and information technology and was rather neutrally weighted to the Russell Index in telecommunication services, energy and industrials. The Fund had no position at all in the utilities sector on February 28, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

Flexible Cap Growth Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 3000® Growth Index[2]
Class A	18.66%	17.95%
Class C	18.19	17.95
Institutional	18.94	17.95
Class IR	18.82	17.95
Class R	18.58	17.95

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000® Growth Index (with dividends reinvested) measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	25.84%	19.42%	8.87%	1/31/08
Class C	30.98	19.88	9.14	1/31/08
Institutional	33.78	21.26	10.39	1/31/08
Class IR	33.54	21.08	10.22	1/31/08
Class R	32.88	20.48	9.68	1/31/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	3.62%
Class C	2.01	4.32
Institutional	0.86	3.18
Class IR	1.01	3.35
Class R	1.51	3.91

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Google, Inc. Class A	4.7%	Internet Software & Services
Apple, Inc.	4.0	Computers & Peripherals
QUALCOMM, Inc.	3.0	Communications Equipment
SBA Communications Corp. Class A	2.0	Wireless Telecommunication Services
NIKE, Inc. Class B	2.0	Textiles, Apparel & Luxury Goods
Amazon.com, Inc.	2.0	Internet & Catalog Retail
Equinix, Inc.	1.9	Internet Software & Services
Oracle Corp.	1.8	Software
Costco Wholesale Corp.	1.8	Food & Staples Retailing
CBRE Group, Inc. Class A	1.7	Real Estate Management & Development

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Focused Growth Fund’s (the

“Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 17.56%, 17.14%, 17.81%, 17.72% and 17.40%, respectively. These returns compare to the 17.84% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in consumer discretionary, health care and energy and having an underweighted allocation to health care, which significantly outpaced the Russell Index during the Reporting Period, detracted from the Fund’s relative results most. Effective stock selection in the consumer staples, information technology and telecommunication services sectors and having an underweighted allocation to consumer staples, which was the second-weakest sector in the Russell Index during the Reporting Period, helped the Fund’s performance most relative to the Russell Index.
Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in global clothing manufacturer PVH, natural resources and production company Anadarko Petroleum and fashion retailer L Brands.

Shares of PVH declined as the company provided softer than expected earnings guidance for 2013 and 2014 given management’s cautious views on the global economy and global apparel sales, a headwind experienced by many retailers at the end of 2013. As a result, there were concerns that retail inventory levels were high, which may lead retailers to delay orders for PVH’s clothing. We believe this dynamic is transient in nature and is an industry-wide issue as opposed to specific to PVH. In addition, unexpected expenses related to its Warnaco Group acquisition, which closed earlier in 2013, were a key factor in its guidance. At the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition and to benefit from its disproportionately large exposure to a recovery in Europe. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Anadarko Petroleum detracted from the Fund’s relative returns during the Reporting Period. Its shares declined following weak third quarter 2013 earnings and on a December 2013 ruling holding Anadarko Petroleum responsible for environmental and health claims related to

PORTFOLIO RESULTS

Tronox, a chemical company subsidiary spun off by the company in 2005. We believe this setback is temporary, and our long-term investment thesis on the company remains unchanged. At the end of the Reporting Period, we believed Anadarko Petroleum was well positioned given its proven reserves, quality of asset portfolio and significant development opportunities.

L Brands, with subsidiaries that include Victoria’s Secret and Bath & Body Works, was a top detractor from the Fund’s performance. Its shares moved sharply lower after reporting same-store sales growth that was below consensus expectations in both November and December 2013. Despite such weakness, we were encouraged by the strength of L Brands’ U.S. business, and we believe many of the company’s brands resonate globally, leading us to a positive view on the company’s international business. At the end of the Reporting Period, we maintained our conviction in the stock, based on our belief that future growth may be driven by its continued growth in U.S. square footage, product expansion into natural adjacencies and international expansion. In February 2014, L Brands announced a special dividend of $1.00 and also raised its dividend by approximately 13%, sending its shares sharply higher.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in premium spirits company Beam, leading Internet search and technology company Google and biotechnology company Regeneron Pharmaceuticals.

Shares of Beam gained as a leading Japanese whiskey company, Suntory Holdings, announced it had reached an agreement to purchase Beam. The deal is expected to close in the second quarter of 2014 pending approval. In our view, it is always encouraging when the value of one of the Fund’s holdings is recognized by a strategic player within the industry, and our investment thesis plays out through an acquisition. We believe Beam is a high quality growth business given it is operating in a fragmented industry with improving secular tailwinds, high barriers to entry, attractive margins and returns on invested capital. Therefore, we were not surprised Beam became an acquisition target.

Google was a top contributor to the Fund’s relative performance during the Reporting Period. Its shares rose after the company reported strong third and fourth quarter 2013 results, with revenue and earnings that exceeded consensus estimates, as Google Websites and Core Google posted strong operating profit growth. Its shares also reacted positively preceding the fourth quarter 2013 earnings release when Google announced it was selling Motorola Mobility to Lenovo. Additionally, strong performance may be attributed to its acquisition of Nest Labs, a smart-home technology company that manufactures Wi-Fi-enabled, self-learning, programmable thermostats and smoke detectors. At the end of the Reporting Period, Google continued to be the dominant search engine, and we believe the company remains well positioned to monetize online advertising and the shift to mobile. The company also continues to invest in new product initiatives outside of its core search business, which could offer future growth opportunities. In our view, Google’s stock at the end of the Reporting Period was trading at a reasonable valuation for what we consider to be a high quality franchise with a strong long-term growth profile.

Regeneron Pharmaceuticals was another strong contributor to the Fund’s relative performance during the Reporting Periods. Its shares gained as its flagship treatment, Eylea, continued to be well received by the market. At the end of the Reporting Period, we maintained our conviction in the company and believed that in addition to Eylea, designed to treat macular degeneration, the company has a strong product pipeline for the treatment of high cholesterol and asthma. The company’s cholesterol drug in particular has received positive feedback in trials, and the responses from cardiologists suggest there is a large addressable market for the drug. We believed its valuation at the end of the Reporting Period presented a compelling risk/reward opportunity.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in YUM! Brands, which franchises and operates restaurants worldwide under well- known brands KFC, Pizza Hut, Taco Bell, Little Sheep and East Dawning. Its stock had recently lagged the overall market and its peers, providing what we considered to be an attractive entry point to start building a position in the company. In our view, same-store sales have likely bottomed and should improve from here. We believe YUM! Brands is a high quality company positioned well to grow earnings per share and has a strong history of growing return on invested capital and being a good steward of shareholder capital.

We established a Fund position in eBay, which we believe represents one of the best risk/reward opportunities in the global e-commerce industry. Along with its payment engine business, PayPal, eBay has been playing offense following several years of rebuilding confidence as the company navigated a turnaround. The company, for example, has been innovating in both its Marketplaces and PayPal businesses and has also been positioning itself as the partner of choice for merchants. It appears that eBay continues to improve the user experience, and we believe the company is well positioned to take advantage of the secular trend toward e-commerce and growth of mobile usage. Further, in our view, eBay was attractively valued relative to both its peers and the broad market at the time of purchase.

Conversely, we sold the Fund’s positions in personal computer and mobile peripherals giant Apple and oilfield services company Schlumberger. While we still like the fundamentals of each company and believe there are catalysts for growth ahead, we decided to reallocate the capital into higher conviction ideas given the focused nature of this Fund.
Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and health care increased and its allocations to energy, financials, industrials and information technology decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the Russell Index in the financials, consumer discretionary, telecommunication services and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, industrials, health care and energy. The Fund had no positions at all in the utilities or materials sectors on February 28, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

Focused Growth Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	17.56%	17.84%
Class C	17.14	17.84
Institutional	17.81	17.84
Class IR	17.72	17.84
Class R	17.40	17.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Since Inception	Inception Date
Class A	20.39%	19.86%	1/31/12
Class C	25.38	22.53	1/31/12
Institutional	27.98	23.96	1/31/12
Class IR	27.78	23.77	1/31/12
Class R	27.11	23.14	1/31/12

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	6.12%
Class C	1.99	6.91
Institutional	0.84	4.59
Class IR	1.00	6.58
Class R	1.49	7.08

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
CBRE Group, Inc. Class A	5.7%	Real Estate Management & Development
QUALCOMM, Inc.	5.5	Communications Equipment
PVH Corp.	5.4	Textiles, Apparel & Luxury Goods
Google, Inc. Class A	5.1	Internet Software & Services
Equinix, Inc.	5.0	Internet Software & Services
Yum! Brands, Inc.	4.8	Hotels, Restaurants & Leisure
eBay, Inc.	4.7	Internet Software & Services
EMC Corp.	4.7	Computers & Peripherals
American Tower Corp.	4.6	Real Estate Investment Trusts
NIKE, Inc. Class B	4.5	Textiles, Apparel & Luxury Goods

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 17.25%, 16.78%, 16.79%, 17.45%, 17.16%, 17.38% and 17.05%, respectively. These returns compare to the 18.08% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but both stock selection and sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was challenging stock selection in the industrials, health care and consumer discretionary sectors. Effective stock selection in the consumer staples, information technology and energy sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oncology-focused pharmaceuticals company ARIAD Pharmaceuticals, global clothing manufacturer PVH and health care revenue enhancement and recovery services provider HMS Holdings.

ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer, was a top detractor from performance. The company has developed two drug assets, one approved for chronic myeloid leukemia (“CML”) and the other a lung cancer drug still in development. During the fourth quarter of 2013, ARIAD Pharmaceutical’s stock declined after the Food & Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved CML drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of Iclusig. Given the unexpected material setback, we exited the Fund’s position in favor of other opportunities with what we considered to be more attractive risk/return profiles.

Shares of PVH declined as the company provided softer than expected earnings guidance for 2013 and 2014 given management’s cautious views on the global economy and global apparel sales, a headwind experienced by many retailers at the end of 2013. As a result, there were concerns that retail inventory levels were high, which may lead retailers to delay orders for PVH’s clothing. We believe this

PORTFOLIO RESULTS

dynamic is transient in nature and is an industry-wide issue as opposed to specific to PVH. In addition, unexpected expenses related to its Warnaco Group acquisition, which closed earlier in 2013, were a key factor in its guidance. At the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition and to benefit from its disproportionately large exposure to a recovery in Europe. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

HMS Holdings was a top detractor from the Fund’s relative results during the Reporting Period. Along with unfavorable fourth quarter 2013 earnings, there was significant uncertainty surrounding the status of the re-procurement of its large existing contract with Medicare. We believe lingering headwinds were due to negative news surrounding how Medicare was limiting the opportunity under the existing contract and that the actual awarding of the new contract was being dragged out. However, at the end of the Reporting Period, we remained positive on the company’s base business and felt the stock was discounting the full loss of its existing Medicare contract. If HMS Holdings were to retain the contract or win a larger portion of the opportunity, we believe we would see meaningful upside in the company’s earnings power and share price.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Green Mountain Coffee Roasters, Internet radio service provider Pandora Media and fast-casual restaurant operator Chipotle Mexican Grill.

Shares of Green Mountain Coffee Roasters, a new purchase for the Fund during the Reporting Period, gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands along with a new sustainable business structure that segments U.S. and Canada operations. With positive free cash flows and strong earnings quality, we believe the company has a solid long-term growth opportunity, competitive margins, improving return on invested capital and a credible management team and board. (As of March 10, 2014, Green Mountain Coffee Roasters changed its company name to Keurig Green Mountain.)

The strong performance of Pandora Media was driven in part by strong growth in key audience metrics, including listener hours, share of total U.S. radio listening and number of active listeners. The company’s stock was further bolstered by the announcement of a new chief executive officer. Pandora Media also announced it would begin rolling out in-car advertising in the first quarter of 2014. In our view, the company is well positioned to monetize mobile and gain market share within the terrestrial radio market, as its active user base continues to grow. We believe the company’s differentiated business model, strong brand recognition and first-mover advantage, along with a continued shift to online advertising, should also help support growth.

Chipotle Mexican Grill contributed positively to the Fund’s relative performance during the Reporting Period. Despite reporting third quarter 2013 earnings slightly below consensus, same-store sales growth exceeded expectations due to the roll-out of catering, better customer throughput during peak periods, increased advertising and the introduction of a new menu item, Sofritas (braised tofu). We expect the company to raise its prices in 2014, which should benefit same-store sales growth and margins going forward. We believe that Chipotle Mexican Grill is a high quality growth franchise with an attractive business model, effective management and strong brand recognition. At the end of the Reporting Period, we also believed the company was well positioned for long-term growth by increasing same-store sales and expanding its domestic and international store count.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in professional networking website LinkedIn. We believe LinkedIn has an attractive growth runway and that its website and content provide an example of disruptive technology that is early in its life cycle. (Disruptive technology is defined as new ways of doing things that disrupt or overturn traditional business methods and practices.) While the stock may not appear overly inexpensive on a number of valuation metrics, we believe it warrants a premium valuation, as the company could continue to exceed earnings expectations should it capture additional subscribers and develop its platform as we anticipate.

We initiated a Fund position in teen clothing and accessory discount retailer Five Below. This decision followed a third quarter 2013 earnings report that was below expectations, and we felt consequent selling pressure gave us an opportunity to establish the position at an attractive entry point. We took advantage of forward guidance that disappointed the market, especially for same-store sales growth that was in line with the company’s long-term target. We view this company as a high potential, early stage retailer. Five Below describes itself as the “five and dime for the iPhone generation.” Its dollar store-like concept and teenage target customer are differentiated in the retail industry, and we do not know of a competitor that shares its positioning. While its massive square footage growth is key to the opportunity, we also believe its margins have ample room to move higher, potentially driving earnings growth in excess of sales growth should be the business gain scale.

Conversely, we exited the Fund’s position in Salesforce.com, a provider of enterprise cloud computing and social enterprise solutions. While we remain positive on the fundamentals of the company, given the stock’s strong performance in 2013, we decided to reallocate capital to opportunities with what we considered to have more attractive risk/reward profiles.

We sold the Fund’s position in Pioneer Natural Resources, an independent oil and gas exploration and production company focused on onshore U.S. properties, primarily in the Permian and Eagle Ford basins. The company had reported mixed fourth quarter 2013 results. In our view, the company’s valuation seemed less attractive by the end of the Reporting Period, and we decided to exit the position in favor of higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and health care increased and its allocations to financials and information technology decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the Russell Index in the health care, telecommunication services and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, information technology, consumer discretionary and consumer staples. The Fund was rather neutrally weighted to the Index in energy and materials and had no position at all in utilities on February 28, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

Growth Opportunities Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell Midcap® Growth Index[2]
Class A	17.25%	18.08%
Class B	16.78	18.08
Class C	16.79	18.08
Institutional	17.45	18.08
Service	17.16	18.08
Class IR	17.38	18.08
Class R	17.05	18.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	24.59%	21.61%	9.32%	11.31%	5/24/99
Class B	25.39	21.84	9.27	11.34	5/24/99
Class C	29.74	22.07	9.12	10.92	5/24/99
Institutional	32.38	23.48	10.38	12.19	5/24/99
Service	31.67	22.87	9.83	11.63	5/24/99
Class IR	32.17	23.29	N/A	9.54	11/30/07
Class R	31.51	22.69	N/A	9.01	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.41%
Class B	2.10	2.16
Class C	2.10	2.16
Institutional	0.95	1.01
Service	1.45	1.51
Class IR	1.10	1.16
Class R	1.60	1.66

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
CBRE Group, Inc. Class A	2.6%	Real Estate Management & Development
SBA Communications Corp. Class A	2.5	Wireless Telecommunication Services
Dollar General Corp.	2.3	Multiline Retail
Equinix, Inc.	2.2	Internet Software & Services
C.R. Bard, Inc.	2.2	Health Care Equipment & Supplies
Xilinx, Inc.	2.1	Semiconductors & Semiconductor Equipment
Agilent Technologies, Inc.	2.0	Life Sciences Tools & Services
Sensata Technologies Holding NV	2.0	Electrical Equipment
PVH Corp.	2.0	Textiles, Apparel & Luxury Goods
L Brands, Inc.	1.9	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium sized growth companies. These companies have public stock market capitalizations within the outside range of the market capitalizations of companies constituting the Russell 2000® Growth Index and the Russell Midcap® Growth Index (as of February 28, 2014, the outside capitalization range of these companies was between $47 million and $27.5 billion). Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 16.84%, 16.43%, 16.44%, 17.08%, 16.74%, 17.00% and 16.71%, respectively. These returns compare to the 19.17% cumulative total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection as a whole detracted from the Fund’s results. Sector allocation overall also detracted from its performance relative to the Russell Index during the Reporting Period, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in industrials, health care and information technology detracted from the Fund’s relative results most during the Reporting Period. Having an underweighted allocation to the industrials sector, which outpaced the Russell Index during the Reporting Period, also hurt. Effective stock selection in the financials and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oncology-focused pharmaceuticals company ARIAD Pharmaceuticals, tile manufacturer Tile Shop Holdings and communications access systems and software provider Calix.

ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer, was a top detractor from performance. The company has developed two drug assets, one approved for chronic myeloid leukemia (“CML”) and the other a lung cancer drug still in development. During the fourth quarter of 2013, ARIAD Pharmaceutical’s stock declined after the Food & Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved CML drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of Iclusig. Given the unexpected material setback, we exited the Fund’s position in favor of other opportunities with what we considered to be more attractive risk/return profiles.

PORTFOLIO RESULTS

Shares of Tile Shop Holdings declined dramatically in November 2013 following allegations of fraud at the company. The allegations are that Tile Shop Holdings has been acquiring material amounts of product from a Chinese supplier that was owned and operated by the brother-in-law of the company’s chief executive officer. This relationship had not been disclosed, and the company has allegedly been using this business arrangement to manipulate earnings. While we believe the stock reaction may have been exaggerated, we decided to sell out of the Fund’s position as we believe this news called the company’s management into question.

Calix is a provider of broadband communications access systems and software for network architectures that enable communications service providers to connect their residential and business subscribers. The year 2013 was a difficult one for telecommunication spending, and the company’s shares were weak as a result. However, we believe this industry weakness is a short-term issue, and Calix remains well positioned, in our view, for market share gains, as we expect more telecommunication operators to invest in their broadband networks as they upgrade to the higher speeds that consumers demand.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Internet radio service provider Pandora Media, premium fashion brand designer and marketer Kate Spade and clinical stage biopharmaceutical company Synageva BioPharma.

The strong performance of Pandora Media was driven in part by strong growth in key audience metrics, including listener hours, share of total U.S. radio listening and number of active listeners. The company’s stock was further bolstered by the announcement of a new chief executive officer. Pandora Media also announced it would begin rolling out in-car advertising in the first quarter of 2014. In our view, the company is well positioned to monetize mobile and gain market share within the terrestrial radio market, as its active user base continues to grow. We believe the company’s differentiated business model, strong brand recognition and first-mover advantage, along with a continued shift to online advertising, should also help support growth.

Kate Spade, formerly Fifth & Pacific Companies, was a strong performer during the Reporting Period. The company has a portfolio of retail-based premium fashion brands, and the stock was boosted by an impressive set of third quarter 2013 earnings driven largely by growth in its flagship brand, Kate Spade. In addition, investors reacted positively as the company finalized the sale of its Juicy Couture brand and announced the sale of another one of its non-core brands, Lucky Brand Jeans. We believe these sales should benefit Kate Spade and allow it to focus on its core Kate Spade brand.

Shares of Synageva BioPharma performed well on the back of positive clinical data points for its lead orphan disease drug to treat patients with lysosomal acid lipase deficiency. In addition, the company is advancing its pipeline of products addressing a variety of other orphan diseases, providing a number of other avenues for potential revenue growth. (An orphan disease is defined as a rare disease that affects fewer than 200,000 individuals in the U.S.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Norwegian Cruise Line Holdings, a global cruise line operator. We believe the company is the fastest growing cruise operator with the highest visibility yet is one of the most attractively valued. Norwegian Cruise Line Holdings has a relatively young fleet and is adding new, more efficient ships to its fleet, which we believe should drive growth and improve margins over the next few years. In addition, the company has a strong management team, in our view, which is focused on increasing margins and returns.

We established a Fund position in Guidewire Software, a company in the software industry that manages property and casualty insurance premiums through its claims, policy and billing software. We believe Guidewire Software is well positioned for growth, as insurers start to modernize legacy core systems they have in place. In our opinion, Guidewire Software has an attractive recurring revenue business model, as it sells term licenses.

Conversely, we sold the Fund’s position in Lazard, a financial advisory and asset management company. The stock had performed well, as the market had appreciated the improving margins of the business. However, we grew concerned about some of the fundamentals of the business, in

PORTFOLIO RESULTS

particular about the risk of outflows from some of its funds given some challenging performance. Therefore, we decided to reallocate capital to opportunities with what we believed were more attractive risk/reward profiles.

We exited the Fund’s position in MICROS Systems, a software provider for the restaurant and hospitality industries. While we believe the company fundamentals remain healthy, the stock performed well in 2013, and so we sold out in favor of higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary increased and its allocation to energy decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, telecommunication services, financials, energy and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, information technology and industrials. The Fund was rather neutrally weighted to the Russell Index in consumer staples and had no position at all in utilities on February 28, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

Small/Mid Cap Growth Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 2500® Growth Index[2]
Class A	16.84%	19.17%
Class B	16.43	19.17
Class C	16.44	19.17
Institutional	17.08	19.17
Service	16.74	19.17
Class IR	17.00	19.17
Class R	16.71	19.17

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500® Growth Index (with dividends reinvested) is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	28.09%	23.23%	10.88%	6/30/05
Class B	29.31	23.52	10.79	6/30/05
Class C	33.55	23.71	10.74	6/30/05
Institutional	36.06	25.13	12.02	6/30/05
Service	35.41	24.52	11.45	6/30/05
Class IR	35.87	24.96	10.69	11/30/07
Class R	35.24	24.35	10.15	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.49%
Class B	2.09	2.24
Class C	2.09	2.24
Institutional	0.94	1.09
Service	1.44	1.59
Class IR	1.09	1.24
Class R	1.59	1.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
CBRE Group, Inc. Class A	2.2%	Real Estate Management & Development
Healthcare Services Group, Inc.	2.0	Commercial Services & Supplies
SBA Communications Corp. Class A	1.9	Wireless Telecommunication Services
Graco, Inc.	1.9	Machinery
Kate Spade & Co.	1.9	Textiles, Apparel & Luxury Goods
Sensata Technologies Holding NV	1.8	Electrical Equipment
Dril-Quip, Inc.	1.8	Energy Equipment & Services
The Hain Celestial Group, Inc.	1.7	Food Products
FleetCor Technologies, Inc.	1.7	IT Services
PVH Corp.	1.6	Textiles, Apparel & Luxury Goods

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s

(the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 18.86%, 18.47%, 18.33%, 19.14%, 18.75%, 18.94% and 18.67%, respectively. These returns compare to the 17.84% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology and consumer staples sectors helped the Fund’s performance most relative to the Russell Index. Having an underweighted allocation to telecommunication services, which was the weakest sector in the Russell Index during the Reporting Period, also boosted relative results. Challenging stock selection in materials, health care and consumer discretionary detracted from the Fund’s relative results most during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Green Mountain Coffee Roasters, leading Internet search and technology company Google and fast-casual restaurant operator Chipotle Mexican Grill.

Shares of Green Mountain Coffee Roasters, a new purchase for the Fund during the Reporting Period, gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands along with a new sustainable business structure that segments U.S. and Canada operations. With positive free cash flows and strong earnings quality, we believe the company has a solid long-term growth opportunity, competitive margins, improving return on invested capital and a credible management team and board. (As of March 10, 2014, Green Mountain Coffee Roasters changed its company name to Keurig Green Mountain.)

Google was a top contributor to the Fund’s relative performance during the Reporting Period. Its shares rose after the company reported strong third and fourth quarter 2013 results, with revenue and earnings that exceeded consensus estimates, as Google Websites and Core Google posted strong operating profit growth. Its shares also reacted positively preceding the fourth quarter 2013 earnings release when Google announced it was selling Motorola Mobility to Lenovo. Additionally, strong performance may be attributed

PORTFOLIO RESULTS

to its acquisition of Nest Labs, a smart-home technology company that manufactures Wi-Fi-enabled, self-learning, programmable thermostats and smoke detectors. At the end of the Reporting Period, Google continued to be the dominant search engine, and we believe the company remains well positioned to monetize online advertising and the shift to mobile. The company also continues to invest in new product initiatives outside of its core search business, which could offer future growth opportunities. In our view, Google’s stock at the end of the Reporting Period was trading at a reasonable valuation for what we consider to be a high quality franchise with a strong long-term growth profile.

Chipotle Mexican Grill contributed positively to the Fund’s relative performance during the Reporting Period. Despite reporting third quarter 2013 earnings slightly below consensus, same-store sales growth exceeded expectations due to the roll-out of catering, better customer throughput during peak periods, increased advertising and the introduction of a new menu item, Sofritas (braised tofu). We expect the company to raise its prices in 2014, which should benefit same-store sales growth and margins going forward. We believe that Chipotle Mexican Grill is a high quality growth franchise with an attractive business model, effective management and strong brand recognition. At the end of the Reporting Period, we also believed the company was well positioned for long-term growth by increasing same-store sales and expanding its domestic and international store count.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in natural resources and production company Anadarko Petroleum, global clothing manufacturer PVH and wholesale club retailer Costco Wholesale.

Anadarko Petroleum detracted from the Fund’s relative returns during the Reporting Period. Its shares declined following weak third quarter 2013 earnings and on a December 2013 ruling holding Anadarko Petroleum responsible for environmental and health claims related to Tronox, a chemical company subsidiary spun off by the company in 2005. We believe this setback is temporary, and our long-term investment thesis on the company remains unchanged. At the end of the Reporting Period, we believed Anadarko Petroleum was well positioned given its proven reserves, quality of asset portfolio and significant development opportunities.

Shares of PVH declined as the company provided softer than expected earnings guidance for 2013 and 2014 given management’s cautious views on the global economy and global apparel sales, a headwind experienced by many retailers at the end of 2013. As a result, there were concerns that retail inventory levels were high, which may lead retailers to delay orders for PVH’s clothing. We believe this dynamic is transient in nature and is an industry-wide issue as opposed to specific to PVH. In addition, unexpected expenses related to its Warnaco Group acquisition, which closed earlier in 2013, were a key factor in its guidance. At the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition and to benefit from its disproportionately large exposure to a recovery in Europe. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Costco Wholesale detracted from the Fund’s relative results following two consecutive quarters of softer than expected earnings reports. Despite the near-term headwinds the company was facing, we remained positive on the company over the longer term. The annual membership fee charged by the company generates high margin recurring revenue while incentivizing members to shop at its stores. Membership renewal rates have remained high, even when the fees are raised. In our view, this shows that customers enjoy the shopping experience and value Costco Wholesale’s offering of bulk goods at attractive prices. At the end of the Reporting Period, we believed that Costco Wholesale’s ability to operate profitably outside the U.S. provides it with an opportunity to open new stores and drive continued earnings growth.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in EMC, a leading information storage technologies company. EMC is a market leader in storage hardware and has the opportunity, in our view, to continue to take share of a relatively fragmented market. We believe the company is well positioned to take advantage of future technological changes, as its forward-looking management team has a history of embracing and driving change. Shares of EMC significantly lagged the market during the Reporting Period, but we believe its depressed valuation, coupled with multiple potential growth drivers and disciplined capital allocation, support an attractive risk/ reward opportunity.

We established a Fund position in YUM! Brands, which franchises and operates restaurants worldwide under well- known brands KFC, Pizza Hut, Taco Bell, Little Sheep and East Dawning. Its stock had recently lagged the overall market and its peers, providing what we considered to be an attractive entry point to start building a position in the company. In our view, same-store sales have likely bottomed and should improve from here. We believe YUM! Brands is a high quality company positioned well to grow earnings per share and has a strong history of growing return on invested capital and being a good steward of shareholder capital.

Conversely, we sold the Fund’s position in electronic payment company MasterCard during the Reporting Period. The stock performed well in 2013, and, in our view, was subsequently valued at a premium based on relatively high forward expectations. We also believe consensus estimates did not account for any adverse regulatory changes that could occur in an electronic payments industry that is rapidly changing. Therefore, we decided to reallocate capital into what we considered to be more attractive risk/reward opportunities.

We exited the Fund’s position in Salesforce.com, a provider of enterprise cloud computing and social enterprise solutions. While we remain positive on the fundamentals of the company, given the stock’s strong performance in 2013, we decided to reallocate capital to opportunities with what we considered to have more attractive risk/reward profiles.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to materials, consumer staples and health care increased and its allocations to information technology and energy decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the Russell Index in the financials and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in telecommunication services, materials, industrials and consumer staples. The Fund was rather neutrally weighted to the Russell Index in energy, information technology and consumer discretionary and had no position at all in utilities on February 28, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

Strategic Growth Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	18.86%	17.84%
Class B	18.47	17.84
Class C	18.33	17.84
Institutional	19.14	17.84
Service	18.75	17.84
Class IR	18.94	17.84
Class R	18.67	17.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	24.75%	18.06%	5.82%	2.70%	5/24/99
Class B	25.22	18.25	5.76	2.68	5/24/99
Class C	29.72	18.49	5.60	2.33	5/24/99
Institutional	32.51	19.85	6.84	3.51	5/24/99
Service	31.80	19.27	6.38	3.09	5/24/99
Class IR	32.26	N/A	N/A	18.27	01/06/09
Class R	31.72	N/A	N/A	17.77	01/06/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.54%
Class B	1.90	2.29
Class C	1.90	2.29
Institutional	0.75	1.14
Service	1.25	1.64
Class IR	0.90	1.29
Class R	1.34	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Google, Inc. Class A	4.7%	Internet Software & Services
QUALCOMM, Inc.	3.0	Communications Equipment
American Tower Corp.	3.0	Real Estate Investment Trusts
Apple, Inc.	2.8	Computers & Peripherals
Amazon.com, Inc.	2.6	Internet & Catalog Retail
Costco Wholesale Corp.	2.4	Food & Staples Retailing
Equinix, Inc.	2.3	Internet Software & Services
CBRE Group, Inc. Class A	2.2	Real Estate Management & Development
eBay, Inc.	2.2	Internet Software & Services
Honeywell International, Inc.	2.1	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Technology Tollkeeper Fund

Portfolio Composition

The Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). The Goldman Sachs Growth Equity Investment Team believes Technology Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Technology Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Tollkeeper Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 22.81%, 22.34%, 22.34%, 23.06%, 22.79% and 22.91%, respectively. These returns compare to the 20.01% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the NASDAQ Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Index have the majority of their respective assets allocated to the information technology sector and our Team’s focus is on picking stocks that fit our definition of a Technology Tollkeeper company, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, effective stock selection in consumer discretionary, information technology and financials boosted the Fund’s relative results as did having no exposure to the consumer staples sector, which lagged the NASDAQ Index during the Reporting Period. Detracting most from the Fund’s relative results was having no position in the health care sector, which significantly outpaced the NASDAQ Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in Internet radio service provider Pandora Media, leading Internet search and technology company Google and social networking website operator Facebook.

The strong performance of Pandora Media was driven in part by strong growth in key audience metrics, including listener hours, share of total U.S. radio listening and number of active listeners. The company’s stock was further bolstered by the announcement of a new chief executive officer. Pandora Media also announced it would begin rolling out in-car advertising in the first quarter of 2014. In our view, the company is well positioned to monetize mobile and gain market share within the terrestrial radio market, as its active user base continues to grow. We believe the company’s differentiated business model, strong brand recognition and first-mover advantage, along with a continued shift to online advertising, should also help support growth.

Google was a top contributor to the Fund’s relative performance during the Reporting Period. Its shares rose after the company reported strong third and fourth quarter 2013 results, with revenue and earnings that exceeded consensus estimates, as Google Websites and Core Google posted strong operating profit growth. Its shares also reacted positively preceding the fourth quarter 2013 earnings release when Google announced it was selling Motorola Mobility to Lenovo. Additionally, strong performance may be attributed

PORTFOLIO RESULTS

to its acquisition of Nest Labs, a smart-home technology company that manufactures Wi-Fi-enabled, self-learning, programmable thermostats and smoke detectors. At the end of the Reporting Period, Google continued to be the dominant search engine, and we believe the company remains well positioned to monetize online advertising and the shift to mobile. The company also continues to invest in new product initiatives outside of its core search business, which could offer future growth opportunities. In our view, Google’s stock at the end of the Reporting Period was trading at a reasonable valuation for what we consider to be a high quality franchise with a strong long-term growth profile.

Facebook was a top contributor to the Fund’s relative results during the Reporting Period. Its shares performed well as the company continued to exceed analysts’ earnings expectations. Results were due largely to strong mobile advertising revenue, as advertiser demand has been catching up to mobile usage and driving solid growth. Facebook also announced it is exploring options for mobile payment products. We believe the company is well positioned to continue to grow in the mobile advertising space as usage shifts from desktop to mobile. Overall, we remain positive on the company and believe the stock was trading, at the end of the Reporting Period, at a reasonable valuation, supported by its industry leading position and considerable opportunity to monetize its extensive user base.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in professional networking website LinkedIn, communications access systems and software provider Calix and data and information management software applications provider CommVault Systems.

A new purchase for the Fund during the Reporting Period, shares of LinkedIn declined following fourth quarter 2013 earnings results that were below expectations, despite generally positive analyst reactions to its $120 million acquisition of Bright, a data analytics company that matches job seekers with employers. While the stock showed signs of controversy, we believe LinkedIn has an attractive growth runway and that its website and content provide an example of disruptive technology that is early in its life cycle. (Disruptive technology is defined as new ways of doing things that disrupt or overturn traditional business methods and practices.) While the stock may not appear overly inexpensive on a number of valuation metrics, we believe it warrants a premium valuation, as the company could continue to exceed earnings expectations should it capture additional subscribers and develop its platform as we anticipate.

Calix is a provider of broadband communications access systems and software for network architectures that enable communications service providers to connect their residential and business subscribers. The year 2013 was a difficult one for telecommunication spending, and the company’s shares were weak as a result. However, we believe this industry weakness is a short-term issue, and Calix remains well positioned, in our view, for market share gains, as we expect more telecommunication operators to invest in their broadband networks as they upgrade to the higher speeds the consumer demands.

Shares of CommVault Systems fell on investor concerns that deferred revenue was lower than estimates, as a large deal related to Dell was recognized and rolled off its balance sheet. Despite this short-term issue, the company accelerated license growth and beat consensus revenue estimates. In our view, the market was underappreciating the potential of the company’s new solutions platform, Simpana 10. We believe this product expands the company’s addressable market and may drive revenue growth and margin expansion going forward.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of LinkedIn, already mentioned, we initiated a Fund position in ServiceNow, a software-as-a-service (“SaaS”) provider of information technology service management software. Its services include a suite of applications built on a proprietary platform that automates workflow and integrates related business processes. We believe ServiceNow is a disruptive share gainer in the sizable information technology operations management software industry. The company recently introduced and has had early success in a number of software modules, which we believe could become a greater portion of its revenues as the company penetrates its existing customer base. In addition, only a modest percentage of Global 2000 organizations currently use ServiceNow’s applications, indicating, we believe, that there is a significant opportunity to expand its

PORTFOLIO RESULTS

customer base. At the time of purchase, we believe the stock was attractively valued relative to its peers, despite a higher growth rate and the disruptive and broad nature of its solutions. (Global 2000 organizations are those listed in an annual ranking of the top 2,000 public companies in the world by Forbes. The ranking is based on a mix of sales, profit, assets and market value.)

Conversely, we exited the Fund’s position in MICROS Systems, a software provider for the restaurant and hospitality industries. While we believe the company fundamentals remain healthy, the stock performed well in 2013, and so we sold out in favor of higher conviction ideas.

We sold the Fund’s position in Juniper Networks, which designs and sells products and services that provide customers with network infrastructure. Shares of Juniper Networks rose following its announcement that Elliot Management, an activist hedge fund, had taken a stake in the company. We decided to take profits given what we consider to be the uncertainty and potential challenges created from an activist getting involved with the business.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, there were no notable changes in the Fund’s sector weightings relative to the NASDAQ Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had an overweighted position relative to the NASDAQ Index, albeit more modest, in telecommunication services. On the same date, the Fund had underweighted positions compared to the NASDAQ Index in consumer discretionary and financials. The Fund had no exposure to the consumer staples, energy, health care, materials, industrials and utilities sectors on February 28, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On December 27, 2013, Jonathan A. Neitzell, Lawrence Tankel and Michael DeSantis, CFA, were added as portfolio managers of the Fund, joining Steven M. Barry and Jeffrey Rabinowitz, CFA.

FUND BASICS

Technology Tollkeeper Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	NASDAQ Composite Index[2]
Class A	22.81%	20.01%
Class B	22.34	20.01
Class C	22.34	20.01
Institutional	23.06	20.01
Service	22.79	20.01
Class IR	22.91	20.01

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	21.52%	21.69%	9.14%	3.81%	10/1/99
Class B	22.50	21.99	9.08	3.76	10/1/99
Class C	26.56	22.18	8.95	3.43	10/1/99
Institutional	29.06	23.58	10.21	4.64	10/1/99
Service	28.40	22.98	9.69	4.14	10/1/99
Class IR	28.89	N/A	N/A	13.75	9/30/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.50%	1.55%
Class B	2.25	2.30
Class C	2.25	2.30
Institutional	1.10	1.15
Service	1.60	1.65
Class IR	1.25	1.30

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.9%	Computers & Peripherals
Google, Inc. Class A	6.4	Internet Software & Services
QUALCOMM, Inc.	5.6	Communications Equipment
Amazon.com, Inc.	4.3	Internet & Catalog Retail
SBA Communications Corp. Class A	4.0	Wireless Telecommunication Services
Equinix, Inc.	4.0	Internet Software & Services
EMC Corp.	4.0	Computers & Peripherals
Facebook, Inc. Class A	3.9	Internet Software & Services
LinkedIn Corp. Class A	3.7	Internet Software & Services
Oracle Corp.	3.5	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team discuss the Goldman Sachs U.S. Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 15.27%, 14.79%, 15.48%, 15.42% and 15.06%, respectively. These returns compare to the 15.07% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500® Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the S&P 500® Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the telecommunication services, energy and financials sectors helped the Fund’s relative results most. The only two sectors to detract from the Fund’s performance relative to the S&P 500® Index were health care and materials, attributable to weak stock selection in each and to having an underweighted allocation to materials, which outpaced the S&P 500® Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500® Index from positions in aerospace and defense company Boeing, premium spirits company Beam and wireless tower company SBA Communications.

Boeing’s commercial and defense businesses drove positive results during the Reporting Period, supported by strong rates of production and order growth acceleration. Further, Boeing raised its full year earnings guidance during the fourth quarter of 2013 and announced its intention to increase production rates based on demand for the 787 family and the seemingly promising launch of the 787-10. In December 2013, the company raised its dividend and increased share repurchase authorization to nearly $11 billion over the next two to three years. At the end of the Reporting Period, we continued to believe that Boeing maintained a strong backlog, which provides high visibility in the company’s outlook.

Shares of Beam gained as a leading Japanese whiskey company, Suntory Holdings, announced it had reached an agreement to purchase Beam. The deal is expected to close in the second quarter of 2014 pending approval. It is always encouraging when the value of one of the Fund’s holdings is recognized by a strategic player within the industry, and our investment thesis plays out through an acquisition. We believe Beam is a high quality growth business given it is operating in a fragmented industry with improving secular tailwinds, high barriers to entry, attractive margins and

PORTFOLIO RESULTS

returns on invested capital. Therefore, we were not surprised Beam became an acquisition target.

During the Reporting Period, SBA Communications saw strong growth in its core leasing revenue, and we believe improving investor sentiment surrounding the industry was a tailwind for the stock as well. In our view, the fundamentals of the tower industry remain robust and should continue to drive several years of growth in SBA Communications’ business, both domestically and internationally. We further believe the rollout of high speed LTE (long-term evolution) wireless service, which is currently driving the U.S. leasing business, should be followed by several years of growth from investment in adding capacity to these initial networks. At the end of the Reporting Period, we maintained conviction in the tower companies over the long term, as demand for mobile content shows no sign of slowing, and wireless carriers are increasingly adding capacity to support higher usage, network upgrades and improved coverage.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oncology-focused pharmaceuticals company ARIAD Pharmaceuticals, natural/ organic grocery retailer Whole Foods Market and wholesale club retailer Costco Wholesale.

ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer, was a top detractor from performance. The company has developed two drug assets, one approved for chronic myeloid leukemia (“CML”) and the other a lung cancer drug still in development. During the fourth quarter of 2013, ARIAD Pharmaceutical’s stock declined after the Food & Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved CML drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of Iclusig. Given the unexpected material setback, we exited the Fund’s position in favor of other opportunities with what we considered to be more attractive risk/return profiles.

Shares of Whole Foods Market declined after the company reported lower than expected comparable same-store sales growth due to a combination of lower inflation, new store sales cannibalization and a generally weaker consumer environment. Despite the near-term overhang, we believe Whole Foods Market should maintain its dominant market position and continue to grow as it invests ahead of competitors in opening new stores and increasing its product selection. We further believe the company can leverage its position as the largest purchaser of organic foods in the country to become more competitive on price and appeal to a broader customer base. At the end of the Reporting Period, we believed Whole Foods Market was attractively valued for a company with strong market share and an opportunity to generate above average growth relative to its peers. (Sales cannibalization is defined as intra-organizational sales diversion.)

Costco Wholesale detracted from the Fund’s relative results following two consecutive quarters of softer than expected earnings reports. Despite the near-term headwinds the company was facing, we remained positive on the company over the longer term. The annual membership fee charged by the company generates high margin recurring revenue while incentivizing members to shop at its stores. Membership renewal rates have remained high, even when the fees are raised. In our view, this shows that customers enjoy the shopping experience and value Costco Wholesale’s offering of bulk goods at attractive prices. At the end of the Reporting Period, we believed that Costco Wholesale’s ability to operate profitably outside the U.S. provides it with an opportunity to open new stores and drive continued earnings growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in YUM! Brands, which franchises and operates restaurants worldwide under well- known brands KFC, Pizza Hut, Taco Bell, Little Sheep and East Dawning. Its stock had recently lagged the overall market and its peers, providing what we considered to be an attractive entry point to start building a position in the company. In our view, same-store sales have likely bottomed and should improve from here. We believe YUM! Brands is a high quality company positioned well to grow earnings per share and has a strong history of growing return on invested capital and being a good steward of shareholder capital.

We established a Fund position in Colgate-Palmolive. Primarily, Colgate-Palmolive produces and sells consumer

PORTFOLIO RESULT

products, including oral health care, personal and home care and pet nutrition. The company has significant exposure to markets outside the U.S. and is well positioned, in our view, to benefit from the long-term improvement of global hygiene and health and wellness. We believe that as emerging and growth markets further develop, the consumption of oral health care products is likely to increase, with Colgate-Palmolive a likely long-term beneficiary. We also are positive on the company’s management team and believe they have a demonstrated history of enhancing shareholder return through dividends and share repurchases.

Conversely, we eliminated the Fund’s position in consumer goods company Procter & Gamble during the Reporting Period. While we are positive on the return of the company’s former chief executive officer, announced earlier in 2013, we believe much of the good news and growth initiatives were already priced into the company’s shares. Therefore, we decided to sell the position and reallocate the capital into higher conviction companies.

We exited the Fund’s position in electronic payment company MasterCard during the Reporting Period. The stock performed well in 2013, and, in our view, was subsequently valued at a premium based on relatively high forward expectations. We also believe consensus estimates did not account for any adverse regulatory changes that could occur in an electronic payments industry that is rapidly changing. Therefore, we decided to reallocate capital into what we considered to be more attractive risk/reward opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to utilities increased and its allocations to health care, industrials and information technology decreased compared to the S&P 500® Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2014?

A	At the end of February 2014, the Fund had overweighted positions relative to the S&P 500® Index in financials and information technology. On the same date, the Fund had underweighted positions compared to the S&P 500® Index in materials, industrials, utilities and consumer staples and was rather neutrally weighted to the S&P 500® Index in consumer discretionary, energy, health care and telecommunication services.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

U.S. Equity Fund

as of February 28, 2014

PERFORMANCE REVIEW
September 1, 2013–February 28, 2014	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	15.27%	15.07%
Class C	14.79	15.07
Institutional	15.48	15.07
Class IR	15.42	15.07
Class R	15.06	15.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Since Inception	Inception Date
Class A	25.61%	12.75%	11/30/09
Class C	30.92	13.45	11/30/09
Institutional	33.55	14.78	11/30/09
Class IR	33.40	14.60	11/30/09
Class R	32.62	14.02	11/30/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	3.66%
Class C	1.93	4.41
Institutional	0.78	3.24
Class IR	0.93	3.39
Class R	1.43	3.80

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/14[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	3.9%	Industrial Conglomerates
Microsoft Corp.	3.4	Software
Devon Energy Corp.	3.1	Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	3.1	Oil, Gas & Consumable Fuels
Google, Inc. Class A	3.0	Internet Software & Services
JPMorgan Chase & Co.	2.9	Commercial Banks
Apple, Inc.	2.8	Computers & Peripherals
Merck & Co., Inc.	2.7	Pharmaceuticals
Bank of America Corp.	2.6	Commercial Banks
The Boeing Co.	2.4	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Aerospace & Defense – 4.4%
163,966	Honeywell International, Inc.	$15,484,949
34,670	Precision Castparts Corp.	8,940,699
81,403	The Boeing Co.	10,494,475
57,296	United Technologies Corp.	6,704,778

		41,624,901

Air Freight & Logistics – 0.6%
39,976	FedEx Corp.	5,330,000

Auto Components – 0.7%
110,983	BorgWarner, Inc.	6,819,905

Beverages – 2.1%
73,662	Coca-Cola Enterprises, Inc.	3,468,007
150,449	PepsiCo., Inc.	12,046,451
99,790	The Coca-Cola Co.	3,811,978

		19,326,436

Biotechnology – 5.6%
88,815	Amgen, Inc.	11,014,836
38,767	Celgene Corp.*	6,231,795
192,270	Gilead Sciences, Inc.*	15,918,034
28,305	Pharmacyclics, Inc.*	3,924,771
25,586	Regeneron Pharmaceuticals, Inc.*	8,507,345
85,179	Vertex Pharmaceuticals, Inc.*	6,887,574

		52,484,355

Building Products – 0.7%
54,169	Armstrong World Industries, Inc.*	2,973,337
69,992	Fortune Brands Home & Security, Inc.	3,271,426

		6,244,763

Capital Markets – 0.6%
69,395	T. Rowe Price Group, Inc.	5,632,792

Chemicals – 4.0%
77,708	Airgas, Inc.	8,376,922
84,454	Ecolab, Inc.	9,099,919
31,739	Monsanto Co.	3,491,925
25,503	PPG Industries, Inc.	5,045,003
60,160	The Sherwin-Williams Co.	12,060,877

		38,074,646

Commercial Services & Supplies – 0.5%
105,457	Waste Connections, Inc.	4,563,124

Communications Equipment – 2.8%
348,685	QUALCOMM, Inc.	26,252,494

Computers & Peripherals – 5.5%
76,926	Apple, Inc.	40,481,538
432,653	EMC Corp.	11,409,060

		51,890,598

Construction & Engineering* – 0.2%
60,004	Quanta Services, Inc.	2,112,741

Common Stocks – (continued)
Consumer Finance* – 0.3%
117,382	SLM Corp.	$2,810,125

Containers & Packaging – 1.1%
141,408	Avery Dennison Corp.	7,044,946
70,639	Crown Holdings, Inc.*	3,180,168

		10,225,114

Diversified Financial Services – 2.0%
171,140	Citigroup, Inc.	8,322,538
32,043	IntercontinentalExchange Group, Inc.*	6,691,860
81,429	MSCI, Inc.*	3,559,262

		18,573,660

Electrical Equipment* – 0.7%
156,840	Sensata Technologies Holding NV	6,373,978

Electronic Equipment, Instruments & Components – 0.3%
32,838	Amphenol Corp. Class A	2,890,401

Energy Equipment & Services – 2.1%
47,074	Cameron International Corp.*	3,015,560
51,462	Halliburton Co.	2,933,334
146,445	Schlumberger Ltd.	13,619,385

		19,568,279

Food & Staples Retailing – 2.8%
90,868	Costco Wholesale Corp.	10,613,382
56,424	Wal-Mart Stores, Inc.	4,214,873
204,603	Whole Foods Market, Inc.	11,058,792

		25,887,047

Food Products – 2.6%
76,625	Green Mountain Coffee Roasters, Inc.*	8,411,893
82,665	McCormick & Co., Inc.	5,488,956
114,674	The Hain Celestial Group, Inc.*	10,240,388

		24,141,237

Health Care Equipment & Supplies – 3.3%
235,239	Abbott Laboratories	9,357,807
58,685	Becton Dickinson & Co.	6,761,686
77,072	C.R. Bard, Inc.	11,110,700
86,268	CareFusion Corp.*	3,496,442

		30,726,635

Health Care Providers & Services – 0.9%
48,806	McKesson Corp.	8,641,102

Hotels, Restaurants & Leisure – 5.7%
17,391	Chipotle Mexican Grill, Inc.*	9,829,567
53,445	Las Vegas Sands Corp.	4,556,186
97,038	Marriott International, Inc. Class A	5,262,371
123,890	Norwegian Cruise Line Holdings Ltd.*	4,245,710
168,135	Starbucks Corp.	11,930,860
82,767	Tim Hortons, Inc.	4,490,110
183,286	Yum! Brands, Inc.	13,577,827

		53,892,631

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Household Durables* – 0.5%
131,318	Toll Brothers, Inc.	$5,122,715

Household Products – 2.5%
119,020	Church & Dwight Co., Inc.	8,090,980
245,491	Colgate-Palmolive Co.	15,424,199

		23,515,179

Industrial Conglomerates – 1.2%
145,071	Danaher Corp.	11,096,481

Insurance – 0.4%
40,712	Aon PLC	3,484,947

Internet & Catalog Retail* – 2.8%
42,370	Amazon.com, Inc.	15,342,177
8,268	Priceline.com, Inc.	11,152,209

		26,494,386

Internet Software & Services* – 8.4%
152,436	eBay, Inc.	8,958,664
63,318	Equinix, Inc.	12,027,887
192,473	Facebook, Inc. Class A	13,176,701
29,000	Google, Inc. Class A	35,253,850
24,628	LinkedIn Corp. Class A	5,025,097
63,140	Pandora Media, Inc.	2,362,699
48,110	Rackspace Hosting, Inc.	1,769,005

		78,573,903

IT Services – 2.2%
47,631	Cognizant Technology Solutions Corp. Class A*	4,956,482
34,618	Fiserv, Inc.*	2,009,575
33,593	FleetCor Technologies, Inc.*	4,364,738
49,904	International Business Machines Corp.	9,240,724

		20,571,519

Life Sciences Tools & Services – 0.8%
132,292	Agilent Technologies, Inc.	7,531,384

Machinery – 1.4%
51,098	Caterpillar, Inc.	4,954,973
59,267	Cummins, Inc.	8,648,241

		13,603,214

Media – 4.5%
279,874	Comcast Corp. Class A	14,466,687
101,844	Discovery Communications, Inc. Class A*	8,485,642
64,188	Scripps Networks Interactive Class A	5,214,633
435,650	Twenty-First Century Fox, Inc. Class A	14,611,701

		42,778,663

Multiline Retail* – 1.2%
187,617	Dollar General Corp.	11,238,258

Oil, Gas & Consumable Fuels – 2.0%
61,577	Anadarko Petroleum Corp.	5,182,320
74,906	Antero Resources Corp.*	4,519,828

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
17,050	Exxon Mobil Corp.	$1,641,404
30,144	Noble Energy, Inc.	2,072,701
10,012	Pioneer Natural Resources Co.	2,014,214
80,616	Valero Energy Corp.	3,867,956

		19,298,423

Pharmaceuticals – 2.1%
109,087	Mylan, Inc.*	6,061,965
149,064	Roche Holding AG ADR	5,741,364
155,293	Sanofi ADR	8,050,389

		19,853,718

Real Estate Investment Trusts – 1.0%
116,284	American Tower Corp.	9,473,657

Real Estate Management & Development* – 1.9%
647,306	CBRE Group, Inc. Class A	18,092,203

Road & Rail – 0.8%
40,428	Union Pacific Corp.	7,292,403

Semiconductors & Semiconductor Equipment – 1.3%
243,530	Xilinx, Inc.	12,712,266

Software – 6.0%
65,908	Adobe Systems, Inc.*	4,521,948
32,596	CommVault Systems, Inc.*	2,245,212
492,889	Microsoft Corp.	18,882,578
592,997	Oracle Corp.	23,192,113
57,622	Salesforce.com, Inc.*	3,593,884
59,769	ServiceNow, Inc.*	4,067,878

		56,503,613

Specialty Retail – 4.3%
126,031	CarMax, Inc.*	6,103,681
132,349	Dick’s Sporting Goods, Inc.*	7,103,171
198,344	L Brands, Inc.	11,172,718
195,533	The Home Depot, Inc.	16,039,572

		40,419,142

Textiles, Apparel & Luxury Goods – 2.9%
279,708	Kate Spade & Co.*	9,571,608
115,401	NIKE, Inc. Class B	9,035,898
65,165	PVH Corp.	8,238,811

		26,846,317

Thrifts & Mortgage Finance – 0.7%
282,279	MGIC Investment Corp.*	2,529,220
272,387	Radian Group, Inc.	4,235,618

		6,764,838

Tobacco – 0.5%
59,999	Philip Morris International, Inc.	4,854,519

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Wireless Telecommunication Services* – 0.8%
80,288	SBA Communications Corp. Class A	$7,641,009

TOTAL COMMON STOCKS
(Cost $659,787,584)		$937,849,721

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$600,000	0.055%	03/03/14	$600,000
(Cost $600,000)

TOTAL INVESTMENTS – 99.8%
(Cost $660,387,584)			$938,449,721

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			1,436,803

NET ASSETS – 100.0%			$939,886,524

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on pages 79-81.

Investment Abbreviation:
ADR	—American Depositary Receipt

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%
Aerospace & Defense – 4.7%
40,055	Honeywell International, Inc.	$3,782,794
17,993	Precision Castparts Corp.	4,640,035

		8,422,829

Air Freight & Logistics – 2.2%
29,443	FedEx Corp.	3,925,635

Biotechnology* – 2.5%
13,444	Regeneron Pharmaceuticals, Inc.	4,470,130

Chemicals – 1.5%
13,591	The Sherwin-Williams Co.	2,724,724

Communications Equipment – 3.9%
91,571	QUALCOMM, Inc.	6,894,381

Computers & Peripherals – 5.2%
7,874	Apple, Inc.	4,143,614
192,805	EMC Corp.	5,084,268

		9,227,882

Diversified Financial Services – 1.9%
16,545	IntercontinentalExchange Group, Inc.	3,455,258

Energy Equipment & Services – 2.5%
47,975	Schlumberger Ltd.	4,461,675

Food & Staples Retailing – 5.4%
47,046	Costco Wholesale Corp.	5,494,973
73,950	Whole Foods Market, Inc.	3,996,997

		9,491,970

Food Products – 0.9%
24,375	McCormick & Co., Inc.	1,618,500

Health Care Equipment & Supplies – 4.4%
112,594	Abbott Laboratories	4,478,989
22,494	C.R. Bard, Inc.	3,242,735

		7,721,724

Health Care Providers & Services – 2.2%
22,200	McKesson Corp.	3,930,510

Hotels, Restaurants & Leisure – 5.3%
4,568	Chipotle Mexican Grill, Inc.*	2,581,879
35,674	Starbucks Corp.	2,531,427
58,318	Yum! Brands, Inc.	4,320,198

		9,433,504

Household Products – 1.9%
53,848	Colgate-Palmolive Co.	3,383,270

Industrial Conglomerates – 2.5%
58,000	Danaher Corp.	4,436,420

Internet & Catalog Retail* – 3.3%
15,989	Amazon.com, Inc.	5,789,617

Internet Software & Services* – 14.1%
88,137	eBay, Inc.	5,179,811

Common Stocks – (continued)
Internet Software & Services* – (continued)
34,083	Equinix, Inc.	$6,474,407
7,332	Google, Inc. Class A	8,913,146
21,744	LinkedIn Corp. Class A	4,436,646

		25,004,010

Life Sciences Tools & Services – 2.0%
60,752	Agilent Technologies, Inc.	3,458,611

Machinery – 1.6%
28,731	Caterpillar, Inc.	2,786,045

Media – 2.5%
129,974	Twenty-First Century Fox, Inc. Class A	4,359,328

Multiline Retail* – 2.9%
85,783	Dollar General Corp.	5,138,402

Oil, Gas & Consumable Fuels – 2.1%
44,034	Anadarko Petroleum Corp.	3,705,901

Pharmaceuticals – 1.8%
62,402	Sanofi ADR	3,234,920

Real Estate Investment Trusts – 4.4%
96,199	American Tower Corp.	7,837,332

Real Estate Management & Development* – 3.5%
220,675	CBRE Group, Inc. Class A	6,167,866

Semiconductors & Semiconductor Equipment – 2.5%
84,315	Xilinx, Inc.	4,401,243

Software – 2.3%
104,129	Oracle Corp.	4,072,485

Specialty Retail – 2.2%
68,087	L Brands, Inc.	3,835,341

Textiles, Apparel & Luxury Goods – 5.5%
66,409	NIKE, Inc. Class B	5,199,825
35,945	PVH Corp.	4,544,526

		9,744,351

Wireless Telecommunication Services* – 1.6%
29,834	SBA Communications Corp. Class A	2,839,302

TOTAL COMMON STOCKS
(Cost $127,915,145)		$175,973,166

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$1,300,000	0.055%	03/03/14	$1,300,000
(Cost $1,300,000)

TOTAL INVESTMENTS – 100.0%
(Cost $129,215,145)			$177,273,166

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			49,514

NET ASSETS – 100.0%			$177,322,680

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on pages 79-81.

Investment Abbreviation:
ADR	—American Depositary Receipt

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 2.1%
1,813	Honeywell International, Inc.	$171,220
531	Precision Castparts Corp.	136,934

		308,154

Air Freight & Logistics – 0.9%
1,028	FedEx Corp.	137,063

Auto Components* – 0.4%
1,954	Gentherm, Inc.	55,259

Beverages – 0.9%
1,618	PepsiCo., Inc.	129,553

Biotechnology – 6.6%
734	Amgen, Inc.	91,031
843	BioMarin Pharmaceutical, Inc.*	68,283
847	Celgene Corp.*	136,155
1,498	Cepheid, Inc.*	80,383
847	Foundation Medicine, Inc.*	30,179
2,983	Gilead Sciences, Inc.*	246,962
642	Medivation, Inc.*	46,166
333	Pharmacyclics, Inc.*	46,174
406	Regeneron Pharmaceuticals, Inc.*	134,995
1,380	Vertex Pharmaceuticals, Inc.*	111,587

		991,915

Capital Markets – 0.6%
1,076	T. Rowe Price Group, Inc.	87,339

Chemicals – 3.0%
1,463	Airgas, Inc.	157,712
555	Ecolab, Inc.	59,801
1,365	International Flavors & Fragrances, Inc.	128,023
517	The Sherwin-Williams Co.	103,648

		449,184

Commercial Banks – 0.4%
1,250	First Republic Bank	64,963

Commercial Services & Supplies – 2.4%
5,135	Healthcare Services Group, Inc.	138,285
3,769	Interface, Inc.	72,591
714	Stericycle, Inc.*	81,396
1,729	Waste Connections, Inc.	74,814

		367,086

Communications Equipment – 3.0%
6,049	QUALCOMM, Inc.	455,429

Computers & Peripherals – 5.2%
1,140	Apple, Inc.	599,914
6,867	EMC Corp.	181,083

		780,997

Construction & Engineering* – 0.8%
3,359	Quanta Services, Inc.	118,270

Common Stocks – (continued)
Consumer Finance – 1.1%
7,169	SLM Corp.	$171,626

Diversified Financial Services* – 1.9%
821	IntercontinentalExchange Group, Inc.	171,458
2,437	MSCI, Inc.	106,521

		277,979

Diversified Telecommunication Services* – 0.8%
3,858	TW telecom, Inc.	118,093

Electrical Equipment – 1.5%
730	Hubbell, Inc. Class B	87,264
3,363	Sensata Technologies Holding NV*	136,673

		223,937

Electronic Equipment, Instruments & Components – 0.9%
1,558	Amphenol Corp. Class A	137,135

Energy Equipment & Services – 2.4%
1,697	Cameron International Corp.*	108,710
927	Dril-Quip, Inc.*	99,708
1,568	Schlumberger Ltd.	145,824

		354,242

Food & Staples Retailing – 2.8%
2,340	Costco Wholesale Corp.	273,312
2,844	Whole Foods Market, Inc.	153,718

		427,030

Food Products – 1.8%
1,228	McCormick & Co., Inc.	81,539
1,048	The Hain Celestial Group, Inc.*	93,587
1,355	TreeHouse Foods, Inc.*	96,557

		271,683

Health Care Equipment & Supplies – 2.7%
3,429	Abbott Laboratories	136,406
1,234	C.R. Bard, Inc.	177,894
2,148	CareFusion Corp.*	87,058

		401,358

Health Care Providers & Services – 2.6%
1,907	ExamWorks Group, Inc.*	69,377
869	Henry Schein, Inc.*	103,446
532	McKesson Corp.	94,190
1,395	MEDNAX, Inc.*	84,844
1,473	Surgical Care Affiliates, Inc.*	44,809

		396,666

Health Care Technology* – 0.4%
3,254	HMS Holdings Corp.	66,577

Hotels, Restaurants & Leisure – 4.2%
239	Chipotle Mexican Grill, Inc.*	135,085
1,627	Marriott International, Inc. Class A	88,232

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
1,900	Starbucks Corp.	$134,824
1,832	Tim Hortons, Inc.	99,386
2,261	Yum! Brands, Inc.	167,495

		625,022

Household Durables* – 0.5%
2,828	M/I Homes, Inc.	70,417

Household Products – 1.1%
1,321	Church & Dwight Co., Inc.	89,802
1,309	Colgate-Palmolive Co.	82,244

		172,046

Industrial Conglomerates – 0.8%
1,615	Danaher Corp.	123,531

Internet & Catalog Retail* – 3.0%
817	Amazon.com, Inc.	295,836
120	Priceline.com, Inc.	161,861

		457,697

Internet Software & Services* – 10.9%
4,195	eBay, Inc.	246,540
1,475	Equinix, Inc.	280,191
2,482	Facebook, Inc. Class A	169,918
583	Google, Inc. Class A	708,724
686	LinkedIn Corp. Class A	139,971
2,224	Pandora Media, Inc.	83,222

		1,628,566

IT Services* – 1.4%
798	FleetCor Technologies, Inc.	103,684
4,370	InterXion Holding NV	104,837

		208,521

Life Sciences Tools & Services – 1.0%
2,548	Agilent Technologies, Inc.	145,058

Machinery – 3.0%
962	Caterpillar, Inc.	93,285
1,628	Graco, Inc.	127,033
1,053	IDEX Corp.	79,049
3,279	Kennametal, Inc.	143,423

		442,790

Media – 2.1%
1,218	Discovery Communications, Inc. Class A*	101,484
1,154	Scripps Networks Interactive Class A	93,751
3,408	Twenty-First Century Fox, Inc. Class A	114,304

		309,539

Multiline Retail* – 1.7%
2,294	Burlington Stores, Inc.	62,511
3,192	Dollar General Corp.	191,201

		253,712

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 1.7%
1,277	Anadarko Petroleum Corp.	$107,472
936	Antero Resources Corp.*	56,478
1,287	Whiting Petroleum Corp.*	88,430

		252,380

Pharmaceuticals – 1.4%
2,412	Roche Holding AG ADR	92,901
2,266	Sanofi ADR	117,469

		210,370

Real Estate Investment Trusts – 1.1%
1,978	American Tower Corp.	161,148

Real Estate Management & Development* – 1.7%
9,154	CBRE Group, Inc. Class A	255,854

Road & Rail* – 0.5%
3,181	Roadrunner Transportation Systems, Inc.	74,785

Semiconductors & Semiconductor Equipment – 1.2%
3,462	Xilinx, Inc.	180,717

Software – 2.8%
591	CommVault Systems, Inc.*	40,708
849	Guidewire Software, Inc.*	45,515
7,026	Oracle Corp.	274,787
935	ServiceNow, Inc.*	63,636

		424,646

Specialty Retail – 5.3%
1,630	Dick’s Sporting Goods, Inc.	87,482
2,447	Five Below, Inc.*	94,307
2,962	L Brands, Inc.	166,849
1,492	PetSmart, Inc.	100,054
1,479	Restoration Hardware Holdings, Inc.*	100,158
2,093	The Home Depot, Inc.	171,689
857	Tiffany & Co.	79,915

		800,454

Textiles, Apparel & Luxury Goods – 4.6%
920	Carter’s, Inc.	69,304
735	Deckers Outdoor Corp.*	54,647
2,981	Kate Spade & Co.*	102,010
3,790	NIKE, Inc. Class B	296,757
1,384	PVH Corp.	174,979

		697,697

Thrifts & Mortgage Finance* – 0.3%
4,896	MGIC Investment Corp.	43,868

Tobacco – 0.7%
1,330	Philip Morris International, Inc.	107,610

Wireless Telecommunication Services* – 2.0%
3,123	SBA Communications Corp. Class A	297,216

TOTAL COMMON STOCKS
(Cost $10,120,268)		$14,735,182

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.3%
Repurchase Agreement – 1.3%
Joint Repurchase Agreement Account II
$200,000	0.055%	03/03/14	$200,000
(Cost $200,000)

TOTAL INVESTMENTS – 99.5%
(Cost $10,320,268)			$14,935,182

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			75,248

NET ASSETS – 100.0%			$15,010,430

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on pages 79-81.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%
Air Freight & Logistics – 3.2%
4,740	FedEx Corp.	$631,984

Biotechnology* – 3.1%
1,788	Regeneron Pharmaceuticals, Inc.	594,510

Communications Equipment – 5.5%
14,284	QUALCOMM, Inc.	1,075,442

Computers & Peripherals – 4.7%
34,677	EMC Corp.	914,433

Diversified Financial Services – 3.5%
3,301	IntercontinentalExchange Group, Inc.	689,381

Food & Staples Retailing – 4.1%
6,788	Costco Wholesale Corp.	792,838

Health Care Equipment & Supplies – 4.4%
21,702	Abbott Laboratories	863,306

Hotels, Restaurants & Leisure – 7.3%
6,985	Starbucks Corp.	495,656
12,629	Yum! Brands, Inc.	935,556

		1,431,212

Industrial Conglomerates – 3.5%
9,021	Danaher Corp.	690,016

Internet & Catalog Retail* – 4.2%
2,286	Amazon.com, Inc.	827,761

Internet Software & Services* – 14.8%
15,611	eBay, Inc.	917,459
5,153	Equinix, Inc.	978,864
828	Google, Inc. Class A	1,006,558

		2,902,881

Multiline Retail* – 2.8%
9,050	Dollar General Corp.	542,095

Oil, Gas & Consumable Fuels – 2.7%
6,275	Anadarko Petroleum Corp.	528,104

Pharmaceuticals – 2.8%
10,650	Sanofi ADR	552,096

Real Estate Investment Trusts – 4.6%
11,090	American Tower Corp.	903,502

Real Estate Management & Development* – 5.7%
40,065	CBRE Group, Inc. Class A	1,119,817

Semiconductors & Semiconductor Equipment – 3.7%
13,926	Xilinx, Inc.	726,937

Specialty Retail – 3.2%
10,962	L Brands, Inc.	617,489

Textiles, Apparel & Luxury Goods – 9.9%
11,260	NIKE, Inc. Class B	881,658
8,354	PVH Corp.	1,056,196

		1,937,854

Common Stocks – (continued)
Wireless Telecommunication Services* – 3.9%
8,022	SBA Communications Corp. Class A	$763,454

TOTAL COMMON STOCKS
(Cost $16,898,337)		$19,105,112

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 2.0%
Repurchase Agreement – 2.0%
Joint Repurchase Agreement Account II
$400,000	0.055%	03/03/14	$400,000
(Cost $400,000)

TOTAL INVESTMENTS – 99.6%
(Cost $17,298,337)			$19,505,112

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			70,239

NET ASSETS – 100.0%			$19,575,351

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on pages 79-81.

Investment Abbreviation:
ADR	—American Depositary Receipt

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 99.4%
Biotechnology* – 5.8%
250,524	Alexion Pharmaceuticals, Inc.	$44,292,643
323,531	BioMarin Pharmaceutical, Inc.	26,206,011
1,029,486	Cepheid, Inc.	55,242,219
371,650	Incyte Corp.	23,882,229
405,464	Medivation, Inc.	29,156,916
306,696	Pharmacyclics, Inc.	42,526,467
101,916	Regeneron Pharmaceuticals, Inc.	33,887,070
733,746	Vertex Pharmaceuticals, Inc.	59,330,702

		314,524,257

Capital Markets – 1.6%
1,095,755	T. Rowe Price Group, Inc.	88,942,433

Chemicals – 5.2%
779,620	Airgas, Inc.	84,043,036
361,736	Ecolab, Inc.	38,977,054
816,612	International Flavors & Fragrances, Inc.	76,590,040
400,115	The Sherwin-Williams Co.	80,215,055

		279,825,185

Commercial Banks – 1.3%
1,300,523	First Republic Bank	67,588,180

Commercial Services & Supplies – 1.2%
903,676	Healthcare Services Group, Inc.	24,335,995
928,107	Waste Connections, Inc.	40,159,190

		64,495,185

Construction & Engineering* – 1.0%
1,481,415	Quanta Services, Inc.	52,160,622

Consumer Finance – 1.5%
3,341,740	SLM Corp.	80,001,256

Diversified Financial Services – 3.0%
435,008	IntercontinentalExchange Group, Inc.	90,847,071
1,650,989	MSCI, Inc.*	72,164,729

		163,011,800

Diversified Telecommunication Services* – 1.2%
2,193,553	TW telecom, Inc.	67,144,657

Electrical Equipment – 5.1%
1,025,482	AMETEK, Inc.	54,596,662
668,625	Hubbell, Inc. Class B	79,927,432
214,624	Roper Industries, Inc.	29,107,307
2,685,808	Sensata Technologies Holding NV*	109,151,237

		272,782,638

Electronic Equipment, Instruments & Components – 1.5%
892,716	Amphenol Corp. Class A	78,576,862

Energy Equipment & Services – 3.9%
1,595,067	Cameron International Corp.*	102,179,992
186,120	Core Laboratories NV	34,999,866

Common Stocks – (continued)
Energy Equipment & Services – (continued)
671,741	Dril-Quip, Inc.*	$72,252,462

		209,432,320

Food & Staples Retailing – 1.5%
1,511,017	Whole Foods Market, Inc.	81,670,469

Food Products – 3.7%
217,359	Green Mountain Coffee Roasters, Inc.	23,861,671
585,030	McCormick & Co., Inc.	38,845,992
942,783	The Hain Celestial Group, Inc.*	84,190,522
771,175	TreeHouse Foods, Inc.*	54,953,930

		201,852,115

Health Care Equipment & Supplies – 3.3%
805,639	C.R. Bard, Inc.	116,140,918
1,539,083	CareFusion Corp.*	62,379,034

		178,519,952

Health Care Providers & Services* – 1.8%
546,030	Henry Schein, Inc.	64,999,411
496,806	MEDNAX, Inc.	30,215,741

		95,215,152

Health Care Technology* – 1.0%
2,678,969	HMS Holdings Corp.	54,811,706

Hotels, Restaurants & Leisure – 5.6%
145,884	Chipotle Mexican Grill, Inc.*	82,455,096
879,339	Marriott International, Inc. Class A	47,686,554
1,736,175	Norwegian Cruise Line Holdings Ltd.*	59,498,717
285,251	Panera Bread Co. Class A*	51,721,712
1,091,217	Tim Hortons, Inc.	59,198,522

		300,560,601

Household Products – 1.2%
982,858	Church & Dwight Co., Inc.	66,814,687

Internet Software & Services* – 4.9%
631,774	Equinix, Inc.	120,011,789
417,687	LinkedIn Corp. Class A	85,224,856
1,522,407	Pandora Media, Inc.	56,968,470

		262,205,115

IT Services* – 1.6%
681,583	FleetCor Technologies, Inc.	88,558,079

Life Sciences Tools & Services – 3.5%
1,922,961	Agilent Technologies, Inc.	109,474,170
151,788	Mettler-Toledo International, Inc.*	37,303,419
964,737	PerkinElmer, Inc.	43,721,881

		190,499,470

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Machinery – 3.0%
1,266,884	Graco, Inc.	$98,854,958
1,371,998	Kennametal, Inc.	60,011,193

		158,866,151

Media – 2.2%
613,780	Discovery Communications, Inc. Class A*	51,140,150
821,085	Scripps Networks Interactive Class A	66,704,945

		117,845,095

Multiline Retail* – 2.3%
2,094,897	Dollar General Corp.	125,484,330

Oil, Gas & Consumable Fuels* – 1.6%
434,331	Antero Resources Corp.	26,207,533
871,278	Whiting Petroleum Corp.	59,865,511

		86,073,044

Pharmaceuticals – 3.6%
294,678	Actavis PLC*	65,070,796
732,450	Mylan, Inc.*	40,702,246
356,605	Shire PLC ADR	58,893,316
915,502	Zoetis, Inc.	28,398,872

		193,065,230

Real Estate Management & Development* – 2.6%
5,017,159	CBRE Group, Inc. Class A	140,229,594

Semiconductors & Semiconductor Equipment – 4.3%
1,894,776	Altera Corp.	68,799,317
1,053,911	Linear Technology Corp.	49,365,191
2,129,987	Xilinx, Inc.	111,185,321

		229,349,829

Software* – 1.3%
523,399	Guidewire Software, Inc.	28,059,421
582,452	ServiceNow, Inc.	39,641,683

		67,701,104

Specialty Retail – 7.1%
1,075,656	Dick’s Sporting Goods, Inc.	57,730,458
1,759,473	Five Below, Inc.*	67,810,089
1,840,624	L Brands, Inc.	103,682,350
957,886	PetSmart, Inc.	64,235,835
577,777	Restoration Hardware Holdings, Inc.*	39,127,058
516,794	Tiffany & Co.	48,191,041

		380,776,831

Textiles, Apparel & Luxury Goods – 6.2%
465,655	Deckers Outdoor Corp.*	34,621,449
2,491,492	Kate Spade & Co.*	85,258,856
845,901	PVH Corp.	106,947,264
354,922	Ralph Lauren Corp.	57,170,836

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 6.2%
182,227	Under Armour, Inc. Class A*	$20,618,985
449,721	VF Corp.	26,349,153

		330,966,543

Thrifts & Mortgage Finance* – 0.8%
4,779,601	MGIC Investment Corp.	42,825,225

Trading Companies & Distributors – 1.5%
313,766	W.W. Grainger, Inc.	80,016,605

Wireless Telecommunication Services* – 2.5%
1,420,414	SBA Communications Corp. Class A	135,180,800

TOTAL COMMON STOCKS
(Cost $3,691,991,872)		$5,347,573,122

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 2.1%
Repurchase Agreement – 2.1%
Joint Repurchase Agreement Account II
$109,600,000	0.055%	03/03/14	$109,600,000
(Cost $109,600,000)

TOTAL INVESTMENTS – 101.5%
(Cost $3,801,591,872)			$5,457,173,122

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%			(79,222,501)

NET ASSETS – 100.0%			$5,377,950,621

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on pages 79-81.

Investment Abbreviation:
ADR	—American Depositary Receipt

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%
Aerospace & Defense* – 0.7%
450,481	Aerovironment, Inc.	$14,073,026

Auto Components* – 0.6%
460,226	Gentherm, Inc.	13,015,191

Biotechnology* – 7.9%
1,658,651	Achillion Pharmaceuticals, Inc.	5,805,278
572,139	Cepheid, Inc.	30,700,979
111,767	Clovis Oncology, Inc.	8,898,889
446,410	Five Prime Therapeutics, Inc.	6,231,884
143,073	Foundation Medicine, Inc.	5,097,691
191,559	Incyte Corp.	12,309,581
247,544	Medivation, Inc.	17,800,889
379,471	Neurocrine Biosciences, Inc.	6,690,074
194,038	Ophthotech Corp.	6,533,259
147,855	Pharmacyclics, Inc.	20,501,574
702,856	Regulus Therapeutics, Inc.	7,893,073
191,413	Stemline Therapeutics, Inc.	4,949,940
630,779	Swedish Orphan Biovitrum AB ADR	8,330,756
98,485	Synageva BioPharma Corp.	11,293,275
112,000	Ultragenyx Pharmaceutical, Inc.	6,245,120
160,167	Vertex Pharmaceuticals, Inc.	12,951,104

		172,233,366

Capital Markets – 1.1%
775,105	HFF, Inc. Class A	24,725,850

Chemicals – 2.5%
262,044	Airgas, Inc.	28,248,343
274,501	International Flavors & Fragrances, Inc.	25,745,449

		53,993,792

Commercial Banks – 2.9%
686,677	Eagle Bancorp, Inc.*	23,525,554
422,299	First Republic Bank	21,946,879
332,471	Independent Bank Group, Inc.	17,866,992

		63,339,425

Commercial Services & Supplies – 3.9%
1,635,254	Healthcare Services Group, Inc.	44,037,390
871,089	Interface, Inc.	16,777,174
72,410	Stericycle, Inc.*	8,254,740
374,715	Waste Connections, Inc.	16,213,918

		85,283,222

Communications Equipment* – 0.4%
1,055,317	Calix, Inc.	8,389,770

Computers & Peripherals* – 0.7%
361,288	Electronics for Imaging, Inc.	16,113,445

Construction & Engineering* – 0.9%
585,559	Quanta Services, Inc.	20,617,532

Consumer Finance – 1.5%
1,360,168	SLM Corp.	32,562,422

Common Stocks – (continued)
Containers & Packaging – 0.5%
218,953	Avery Dennison Corp.	$10,908,239

Diversified Financial Services* – 1.3%
671,035	MSCI, Inc.	29,330,940

Diversified Telecommunication Services* – 1.3%
943,441	TW telecom, Inc.	28,878,729

Electrical Equipment – 4.0%
290,489	Hubbell, Inc. Class B	34,725,055
84,518	Roper Industries, Inc.	11,462,331
996,334	Sensata Technologies Holding NV*	40,491,014

		86,678,400

Electronic Equipment, Instruments & Components – 2.5%
282,233	Amphenol Corp. Class A	24,842,149
403,715	IPG Photonics Corp.*	28,974,625

		53,816,774

Energy Equipment & Services – 3.2%
88,806	Core Laboratories NV	16,699,968
367,305	Dril-Quip, Inc.*	39,507,326
194,243	Geospace Technologies Corp.*	14,912,035

		71,119,329

Food Products* – 2.8%
422,591	The Hain Celestial Group, Inc.	37,737,376
341,661	TreeHouse Foods, Inc.	24,346,763

		62,084,139

Health Care Equipment & Supplies – 2.6%
508,276	CareFusion Corp.*	20,600,426
378,450	DexCom, Inc.*	17,068,095
80,958	Teleflex, Inc.	8,256,907
553,554	Tornier NV*	10,628,237

		56,553,665

Health Care Providers & Services* – 4.5%
364,271	Acadia Healthcare Co., Inc.	18,009,558
560,499	ExamWorks Group, Inc.	20,390,954
166,031	Henry Schein, Inc.	19,764,330
406,778	MEDNAX, Inc.	24,740,238
547,253	Surgical Care Affiliates, Inc.	16,647,436

		99,552,516

Health Care Technology* – 1.1%
1,215,901	HMS Holdings Corp.	24,877,335

Hotels, Restaurants & Leisure – 4.9%
643,703	Bloomin’ Brands, Inc.*	16,182,693
411,738	Chuy’s Holdings, Inc.*	16,391,290
280,015	Jack in the Box, Inc.*	16,086,862
701,148	Norwegian Cruise Line Holdings Ltd.*	24,028,342
115,063	Panera Bread Co. Class A*	20,863,223
262,598	Tim Hortons, Inc.	14,245,942

		107,798,352

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Household Durables*(a) – 1.4%
1,232,063	M/I Homes, Inc.	$30,678,369

Household Products – 0.9%
295,303	Church & Dwight Co., Inc.	20,074,698

Internet Software & Services* – 2.8%
166,790	Equinix, Inc.	31,683,429
804,012	Pandora Media, Inc.	30,086,129

		61,769,558

IT Services – 3.7%
870,505	EVERTEC, Inc.	21,118,451
278,761	FleetCor Technologies, Inc.*	36,219,417
979,209	InterXion Holding NV*	23,491,224

		80,829,092

Leisure Equipment & Products* – 0.5%
1,033,678	Black Diamond, Inc.	10,936,313

Life Sciences Tools & Services – 2.0%
443,975	Bruker Corp.*	10,095,992
42,011	Mettler-Toledo International, Inc.*	10,324,623
520,704	PerkinElmer, Inc.	23,598,305

		44,018,920

Machinery – 4.1%
534,212	Graco, Inc.	41,684,562
313,770	IDEX Corp.	23,554,714
573,831	Kennametal, Inc.	25,099,368

		90,338,644

Media* – 0.1%
396,091	RLJ Entertainment, Inc.	1,742,800

Multiline Retail* – 0.8%
608,373	Burlington Stores, Inc.	16,578,164

Oil, Gas & Consumable Fuels* – 2.8%
544,277	Laredo Petroleum, Inc.	14,200,187
429,366	Rex Energy Corp.	8,157,954
167,023	Rosetta Resources, Inc.	7,410,810
472,712	Whiting Petroleum Corp.	32,480,042

		62,248,993

Pharmaceuticals* – 1.0%
268,141	Aratana Therapeutics, Inc.	6,266,455
217,786	Revance Therapeutics, Inc.	5,864,977
452,611	Sagent Pharmaceuticals, Inc.	9,577,249

		21,708,681

Real Estate Management & Development* – 2.2%
1,745,504	CBRE Group, Inc. Class A	48,786,837

Road & Rail* – 1.3%
1,222,173	Roadrunner Transportation Systems, Inc.	28,733,287

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 3.0%
356,627	Hittite Microwave Corp.*	$21,033,860
270,184	Linear Technology Corp.	12,655,419
623,427	Xilinx, Inc.	32,542,889

		66,232,168

Software* – 5.0%
287,017	CommVault Systems, Inc.	19,769,731
398,930	Guidewire Software, Inc.	21,386,637
504,629	Mavenir Systems, Inc.	7,796,518
264,115	NetSuite, Inc.	30,396,995
293,669	ServiceNow, Inc.	19,987,112
205,708	Solarwinds, Inc.	9,499,596

		108,836,589

Specialty Retail – 5.3%
436,478	Dick’s Sporting Goods, Inc.	23,425,774
726,240	Five Below, Inc.*	27,989,290
186,511	Lumber Liquidators Holdings, Inc.*	20,008,900
290,693	PetSmart, Inc.	19,493,873
384,168	Restoration Hardware Holdings, Inc.*	26,015,857

		116,933,694

Textiles, Apparel & Luxury Goods – 6.7%
306,739	Carter’s, Inc.	23,106,649
188,091	Deckers Outdoor Corp.*	13,984,566
1,190,402	Kate Spade & Co.*	40,735,556
281,007	PVH Corp.	35,527,715
296,907	Under Armour, Inc. Class A*	33,595,027

		146,949,513

Thrifts & Mortgage Finance* – 0.8%
1,915,415	MGIC Investment Corp.	17,162,118

Wireless Telecommunication Services* – 1.9%
440,504	SBA Communications Corp. Class A	41,922,766

TOTAL COMMON STOCKS
(Cost $1,612,823,188)		$2,152,426,663

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 1.5%
Repurchase Agreement – 1.5%
Joint Repurchase Agreement Account II
$32,900,000	0.055%	03/03/14	$32,900,000
(Cost $32,900,000)

TOTAL INVESTMENTS – 99.6%
(Cost $1,645,723,188)			$2,185,326,663

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			9,509,355

NET ASSETS – 100.0%			$2,194,836,018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on pages 79-81.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 98.7%
Aerospace & Defense – 4.9%
95,602	Honeywell International, Inc.	$9,028,653
30,678	Precision Castparts Corp.	7,911,242
31,540	The Boeing Co.	4,066,137

		21,006,032

Air Freight & Logistics – 1.4%
42,945	FedEx Corp.	5,725,857

Beverages – 1.6%
45,779	PepsiCo., Inc.	3,665,524
76,978	The Coca-Cola Co.	2,940,560

		6,606,084

Biotechnology – 5.3%
33,979	Amgen, Inc.	4,214,075
9,765	Celgene Corp.*	1,569,724
78,021	Gilead Sciences, Inc.*	6,459,359
22,631	Regeneron Pharmaceuticals, Inc.*	7,524,807
35,299	Vertex Pharmaceuticals, Inc.*	2,854,277

		22,622,242

Capital Markets – 0.6%
33,417	T. Rowe Price Group, Inc.	2,712,458

Chemicals – 3.1%
34,989	Airgas, Inc.	3,771,814
36,761	Monsanto Co.	4,044,445
25,776	The Sherwin-Williams Co.	5,167,573

		12,983,832

Communications Equipment – 3.0%
171,804	QUALCOMM, Inc.	12,935,123

Computers & Peripherals – 4.8%
22,631	Apple, Inc.	11,909,338
323,193	EMC Corp.	8,522,599

		20,431,937

Consumer Finance – 0.8%
133,796	SLM Corp.	3,203,076

Diversified Financial Services – 2.0%
37,538	Citigroup, Inc.	1,825,473
31,801	IntercontinentalExchange Group, Inc.*	6,641,321

		8,466,794

Electrical Equipment* – 0.8%
86,036	Sensata Technologies Holding NV	3,496,503

Electronic Equipment, Instruments & Components – 0.7%
35,455	Amphenol Corp. Class A	3,120,749

Energy Equipment & Services – 3.0%
67,676	Cameron International Corp.*	4,335,325
92,303	Schlumberger Ltd.	8,584,179

		12,919,504

Common Stocks – (continued)
Food & Staples Retailing – 4.7%
88,627	Costco Wholesale Corp.	$10,351,634
49,982	Wal-Mart Stores, Inc.	3,733,655
112,034	Whole Foods Market, Inc.	6,055,438

		20,140,727

Food Products – 1.6%
29,321	McCormick & Co., Inc.	1,946,914
55,076	The Hain Celestial Group, Inc.*	4,918,287

		6,865,201

Health Care Equipment & Supplies – 3.9%
172,292	Abbott Laboratories	6,853,776
36,450	Becton Dickinson & Co.	4,199,769
37,669	C.R. Bard, Inc.	5,430,363

		16,483,908

Health Care Providers & Services – 1.5%
35,477	McKesson Corp.	6,281,203

Hotels, Restaurants & Leisure – 4.8%
8,902	Chipotle Mexican Grill, Inc.*	5,031,499
79,900	Starbucks Corp.	5,669,704
33,062	Tim Hortons, Inc.	1,793,614
104,062	Yum! Brands, Inc.	7,708,913

		20,203,730

Household Products – 1.6%
107,111	Colgate-Palmolive Co.	6,729,784

Industrial Conglomerates – 1.8%
98,260	Danaher Corp.	7,515,907

Internet & Catalog Retail* – 4.0%
29,914	Amazon.com, Inc.	10,831,860
4,517	Priceline.com, Inc.	6,092,710

		16,924,570

Internet Software & Services* – 12.1%
157,228	eBay, Inc.	9,240,289
50,602	Equinix, Inc.	9,612,356
92,325	Facebook, Inc. Class A	6,320,569
16,475	Google, Inc. Class A	20,027,834
30,567	LinkedIn Corp. Class A	6,236,891

		51,437,939

Life Sciences Tools & Services – 1.4%
104,105	Agilent Technologies, Inc.	5,926,698

Machinery – 2.1%
46,151	Caterpillar, Inc.	4,475,262
30,515	Cummins, Inc.	4,452,749

		8,928,011

Media – 2.7%
57,183	Discovery Communications, Inc. Class A*	4,764,488
205,976	Twenty-First Century Fox, Inc. Class A	6,908,435

		11,672,923

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Multiline Retail* – 2.0%
141,689	Dollar General Corp.	$8,487,171

Oil, Gas & Consumable Fuels – 1.7%
59,726	Anadarko Petroleum Corp.	5,026,540
33,727	Antero Resources Corp.*	2,035,087

		7,061,627

Pharmaceuticals – 2.7%
57,627	Mylan, Inc.*	3,202,333
55,360	Roche Holding AG ADR	2,132,251
120,893	Sanofi ADR	6,267,093

		11,601,677

Real Estate Investment Trusts – 3.0%
156,436	American Tower Corp.	12,744,841

Real Estate Management & Development* – 2.2%
331,520	CBRE Group, Inc. Class A	9,265,984

Semiconductors & Semiconductor Equipment – 1.5%
125,580	Xilinx, Inc.	6,555,276

Software – 4.1%
202,388	Microsoft Corp.	7,753,484
214,191	Oracle Corp.	8,377,010
22,100	ServiceNow, Inc.*	1,504,126

		17,634,620

Specialty Retail – 2.5%
112,875	L Brands, Inc.	6,358,249
54,135	The Home Depot, Inc.	4,440,694

		10,798,943

Textiles, Apparel & Luxury Goods – 3.5%
112,100	NIKE, Inc. Class B	8,777,430
47,569	PVH Corp.	6,014,149

		14,791,579

Tobacco – 0.8%
42,674	Philip Morris International, Inc.	3,452,753

Wireless Telecommunication Services* – 0.5%
23,607	SBA Communications Corp. Class A	2,246,678

TOTAL COMMON STOCKS
(Cost $315,603,884)		$419,981,941

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.2%
Repurchase Agreement – 1.2%
Joint Repurchase Agreement Account II
$5,200,000	0.055%	03/03/14	$5,200,000
(Cost $5,200,000)

TOTAL INVESTMENTS – 99.9%
(Cost $320,803,884)			$425,181,941

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			419,310

NET ASSETS – 100.0%			$425,601,251

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on pages 79-81.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 98.0%
Communications Equipment – 6.0%
215,204	Calix, Inc.*	$1,710,872
333,203	QUALCOMM, Inc.	25,086,854

		26,797,726

Computers & Peripherals – 11.8%
58,407	Apple, Inc.	30,736,100
95,972	Electronics For Imaging, Inc.*	4,280,351
675,348	EMC Corp.	17,808,927

		52,825,378

Diversified Financial Services – 1.7%
36,767	IntercontinentalExchange Group, Inc.	7,678,420

Diversified Telecommunication Services* – 1.9%
273,740	TW telecom, Inc.	8,379,181

Electronic Equipment, Instruments & Components – 1.9%
97,924	Amphenol Corp. Class A	8,619,271

Internet & Catalog Retail* – 7.5%
53,493	Amazon.com, Inc.	19,369,815
10,325	Priceline.com, Inc.	13,926,773

		33,296,588

Internet Software & Services* – 25.3%
207,447	eBay, Inc.	12,191,660
93,865	Equinix, Inc.	17,830,596
253,913	Facebook, Inc. Class A	17,382,884
23,431	Google, Inc. Class A	28,483,895
81,726	LinkedIn Corp. Class A	16,675,373
394,733	Pandora Media, Inc.	14,770,909
34,889	Twitter, Inc.	1,915,755
99,534	Yandex NV Class A	3,732,525

		112,983,597

IT Services* – 6.0%
85,794	Cognizant Technology Solutions Corp. Class A	8,927,723
61,214	FleetCor Technologies, Inc.	7,953,535
409,830	InterXion Holding NV	9,831,822

		26,713,080

Real Estate Investment Trusts – 3.3%
183,092	American Tower Corp.	14,916,505

Semiconductors & Semiconductor Equipment – 5.9%
195,126	Altera Corp.	7,085,025
109,726	Hittite Microwave Corp.*	6,471,639
244,704	Xilinx, Inc.	12,773,549

		26,330,213

Common Stocks – (continued)
Software – 22.7%
173,928	Adobe Systems, Inc.*	$11,933,200
131,078	CommVault Systems, Inc.*	9,028,653
216,612	Guidewire Software, Inc.*	11,612,569
167,368	Microsoft Corp.	6,411,868
107,388	NetSuite, Inc.*	12,359,285
404,090	Oracle Corp.	15,803,960
205,736	Salesforce.com, Inc.*	12,831,754
215,896	ServiceNow, Inc.*	14,693,882
51,898	Solarwinds, Inc.*	2,396,650
45,845	VMware, Inc. Class A*	4,403,412

		101,475,233

Wireless Telecommunication Services* – 4.0%
189,075	SBA Communications Corp. Class A	17,994,268

TOTAL COMMON STOCKS
(Cost $290,196,722)		$438,009,460

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 3.0%
Repurchase Agreement – 3.0%
Joint Repurchase Agreement Account II
$13,600,000	0.055%	03/03/14	$13,600,000
(Cost $13,600,000)

TOTAL INVESTMENTS – 101.0%
(Cost $303,796,722)			$451,609,460

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%			(4,620,161)

NET ASSETS – 100.0%			$446,989,299

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on pages 79-81.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 2.4%
2,762	The Boeing Co.	$356,077

Air Freight & Logistics – 1.7%
1,857	FedEx Corp.	247,594

Automobiles – 0.5%
2,012	General Motors Co.	72,834

Biotechnology* – 3.4%
2,300	Gilead Sciences, Inc.	190,417
536	Regeneron Pharmaceuticals, Inc.	178,220
1,520	Vertex Pharmaceuticals, Inc.	122,907

		491,544

Capital Markets – 1.0%
4,908	Morgan Stanley, Inc.	151,166

Chemicals – 0.9%
1,211	Airgas, Inc.	130,546

Commercial Banks – 8.0%
23,149	Bank of America Corp.	382,653
2,755	Citigroup, Inc.	133,976
7,563	JPMorgan Chase & Co.	429,730
5,865	SunTrust Banks, Inc.	220,993

		1,167,352

Communications Equipment – 1.9%
3,731	QUALCOMM, Inc.	280,907

Computers & Peripherals – 5.0%
768	Apple, Inc.	404,152
12,234	EMC Corp.	322,611

		726,763

Consumer Finance – 1.0%
2,054	Capital One Financial Corp.	150,825

Electric Utilities – 1.1%
5,039	FirstEnergy Corp.	155,100

Energy Equipment & Services – 2.8%
3,691	Halliburton Co.	210,387
2,205	Schlumberger Ltd.	205,065

		415,452

Food & Staples Retailing – 5.3%
2,268	Costco Wholesale Corp.	264,902
3,782	The Kroger Co.	158,617
2,177	Wal-Mart Stores, Inc.	162,622
3,554	Whole Foods Market, Inc.	192,094

		778,235

Food Products – 1.7%
4,030	ConAgra Foods, Inc.	114,452
2,028	McCormick & Co., Inc.	134,659

		249,111

Common Stocks – (continued)
Health Care Equipment & Supplies – 3.8%
7,241	Abbott Laboratories	$288,047
1,246	Becton Dickinson & Co.	143,564
833	C.R. Bard, Inc.	120,085

		551,696

Health Care Providers & Services – 2.6%
899	McKesson Corp.	159,168
2,822	UnitedHealth Group, Inc.	218,056

		377,224

Hotels, Restaurants & Leisure – 2.7%
2,437	Starbucks Corp.	172,930
3,062	Yum! Brands, Inc.	226,833

		399,763

Household Durables* – 1.2%
4,699	Toll Brothers, Inc.	183,308

Household Products – 1.5%
3,423	Colgate-Palmolive Co.	215,067

Industrial Conglomerates – 3.9%
22,334	General Electric Co.	568,847

Insurance – 5.0%
5,426	American International Group, Inc.	270,052
2,822	Prudential Financial, Inc.	238,685
2,765	The Hartford Financial Services Group, Inc.	97,300
1,597	The Travelers Cos., Inc.	133,893

		739,930

Internet & Catalog Retail* – 1.6%
658	Amazon.com, Inc.	238,262

Internet Software & Services* – 6.6%
4,316	eBay, Inc.	253,651
772	Equinix, Inc.	146,649
356	Google, Inc. Class A	432,772
626	LinkedIn Corp. Class A	127,729

		960,801

Machinery – 0.9%
1,334	Caterpillar, Inc.	129,358

Media – 0.9%
4,046	Twenty-First Century Fox, Inc. Class A	135,703

Multi-Utilities – 0.9%
2,938	PG&E Corp.	129,448

Multiline Retail* – 1.1%
2,671	Dollar General Corp.	159,993

Oil, Gas & Consumable Fuels – 7.6%
7,074	Devon Energy Corp.	455,707
4,709	Exxon Mobil Corp.	453,335
4,935	Southwestern Energy Co.*	204,013

		1,113,055

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 3.8%
2,621	Eli Lilly & Co.	$156,238
6,969	Merck & Co., Inc.	397,163

		553,401

Real Estate Investment Trusts – 2.0%
3,572	American Tower Corp.	291,011

Real Estate Management & Development* – 1.4%
7,511	CBRE Group, Inc. Class A	209,933

Semiconductors & Semiconductor Equipment – 3.3%
5,056	Altera Corp.	183,583
3,496	Intel Corp.	86,561
3,979	Xilinx, Inc.	207,704

		477,848

Software – 3.4%
12,863	Microsoft Corp.	492,782

Specialty Retail – 2.1%
2,338	L Brands, Inc.	131,699
4,121	The Gap, Inc.	180,294

		311,993

Textiles, Apparel & Luxury Goods – 3.1%
4,445	NIKE, Inc. Class B	348,043
846	PVH Corp.	106,960

		455,003

Wireless Telecommunication Services* – 2.1%
3,164	SBA Communications Corp. Class A	301,118

TOTAL COMMON STOCKS
(Cost $11,281,273)		$14,369,050

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 2.0%
Repurchase Agreement – 2.0%
Joint Repurchase Agreement Account II
$300,000	0.055%	03/03/14	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 100.2%
(Cost $11,581,273)			$14,669,050

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(31,732)

NET ASSETS – 100.0%			$14,637,318

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2014. Additional information appears on pages 79-81.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments

February 28, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of March 3, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Capital Growth	$600,000	$600,003	$614,048
Concentrated Growth	1,300,000	1,300,006	1,330,436
Flexible Cap Growth	200,000	200,001	204,683
Focused Growth	400,000	400,002	409,365
Growth Opportunities	109,600,000	109,600,501	112,166,018
Small/Mid Cap Growth	32,900,000	32,900,151	33,670,274
Strategic Growth	5,200,000	5,200,024	5,321,745
Technology Tollkeeper	13,600,000	13,600,062	13,918,411
U.S. Equity	300,000	300,001	307,024

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments (continued)

February 28, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

REPURCHASE AGREEMENTS — At February 28, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
BNP Paribas Securities Co.	0.050%	$19,752	$42,795	$6,584	$13,168	$3,607,953	$1,083,044	$171,180	$447,702	$9,876
BNP Paribas Securities Co.	0.060	46,087	99,855	15,362	30,725	8,418,558	2,527,104	399,421	1,044,639	23,043
Citigroup Global Markets, Inc.	0.050	151,429	328,096	50,476	100,952	27,660,975	8,303,340	1,312,382	3,432,384	75,714
Citigroup Global Markets, Inc.	0.060	158,012	342,361	52,671	105,342	28,863,627	8,664,355	1,369,443	3,581,618	79,007
Merrill Lynch & Co., Inc.	0.050	40,372	87,473	13,457	26,915	7,374,657	2,213,743	349,892	915,103	20,186
TD Securities (USA) LLC	0.050	92,174	199,710	30,725	61,449	16,837,115	5,054,207	798,841	2,089,277	46,087
TD Securities (USA) LLC	0.060	92,174	199,710	30,725	61,449	16,837,115	5,054,207	798,841	2,089,277	46,087
TOTAL		$600,000	$1,300,000	$200,000	$400,000	$109,600,000	$32,900,000	$5,200,000	$13,600,000	$300,000

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At February 28, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.175% to 4.375%	01/06/15 to 02/21/34
Federal Home Loan Bank	0.875 to 5.375	05/18/16 to 09/11/20
Federal Home Loan Mortgage Corp.	0.310 to 6.750	04/01/14 to 02/01/44
Federal National Mortgage Association	0.375 to 7.250	04/01/14 to 03/01/44
Government National Mortgage Association	2.500 to 8.500	07/15/18 to 02/15/44
Tennessee Valley Authority	5.250	09/15/39
United States Treasury Bills	0.000	03/27/14 to 04/03/14
United States Treasury Bond	2.750	08/15/42
United States Treasury Floating Rate Note	0.095	01/31/16
United States Treasury Inflation Protected Securities	1.625 to 1.750	01/15/15 to 01/15/28
United States Treasury Notes	1.000 to 3.625	02/28/19 to 05/15/21
United States Treasury Coupon-Only Stripped Securities	0.000	05/15/14 to 05/15/41
United States Treasury Principal-Only Stripped Securities	0.000	02/15/15 to 05/15/43

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

February 28, 2014 (Unaudited)

Capital Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $659,787,584, $127,915,145, $10,120,268, $16,898,337, $3,691,991,872, $1,584,518,565, $315,603,884, $290,196,722 and $11,281,273)	$937,849,721
Investments of affiliated issuers, at value (cost $0, $0, $0, $0, $0, $28,304,623, $0, $0 and $0)	—
Repurchase agreement, at value which equals cost	600,000
Cash	10,012
Receivables:
Investments sold	2,966,019
Dividends and interest	1,042,421
Foreign tax reclaims	70,002
Fund shares sold	69,601
Reimbursement from investment adviser	54,095
Other assets	49,836
Total assets	942,711,707

Liabilities:
Payables:
Fund shares redeemed	1,702,265
Amounts owed to affiliates	824,703
Investments purchased	—
Accrued expenses and other liabilities	298,215
Total liabilities	2,825,183

Net Assets:
Paid-in capital	615,317,693
Undistributed (distributions in excess of) net investment income (loss)	(346,508)
Accumulated net realized gain	46,853,079
Net unrealized gain	278,062,260
NET ASSETS	$939,886,524
Net Assets:
Class A	$697,638,825
Class B	18,395,592
Class C	81,111,958
Institutional	135,913,933
Service	1,169,102
Class IR	2,610,499
Class R	3,046,615
Total Net Assets	$939,886,524
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	26,321,495
Class B	829,292
Class C	3,661,891
Institutional	4,822,647
Service	45,106
Class IR	97,930
Class R	116,983
Net asset value, offering and redemption price per share:(a)
Class A	$26.50
Class B	22.18
Class C	22.15
Institutional	28.18
Service	25.92
Class IR	26.66
Class R	26.04

(a)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds is $28.04, $19.10, $13.10, $15.08, $30.59, $21.92, $13.40, $19.49 and $16.47, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund

$175,973,166	$14,735,182	$19,105,112	$5,347,573,122	$2,121,748,294	$419,981,941	$438,009,460	$14,369,050
—	—	—	—	30,678,369	—	—	—
1,300,000	200,000	400,000	109,600,000	32,900,000	5,200,000	13,600,000	300,000
23,980	84,394	64,512	20,852	228,669	91,285	10,771	14,919

—	45,378	—	34,489,693	15,916,649	3,003,220	4,976,121	—
158,764	9,748	17,399	4,735,830	765,112	414,175	92,612	26,965
13,243	—	—	—	—	31,343	—	233
111,544	31	341,250	7,349,237	7,833,254	573,483	704,083	213
17,446	35,259	34,858	27,117	—	29,847	12,305	13,011
4,769	6,192	5,673	105,520	47,955	10,353	27,726	5,818
177,602,912	15,116,184	19,968,804	5,503,901,371	2,210,118,302	429,335,647	457,433,078	14,730,209

82,107	8,014	—	21,700,283	3,054,962	365,796	778,583	2,462
118,781	12,017	11,969	4,338,963	1,871,950	279,033	484,187	9,691
—	17,356	316,902	99,277,303	10,148,004	2,976,181	8,971,278	—
79,344	68,367	64,582	634,201	207,368	113,386	209,731	80,738
280,232	105,754	393,453	125,950,750	15,282,284	3,734,396	10,443,779	92,891

114,275,109	9,813,592	16,595,452	3,469,022,896	1,610,506,637	302,631,449	287,344,510	10,855,774
15,519	(22,563)	(1,705)	(8,185,815)	(12,247,842)	273,793	(3,928,229)	20,093
14,974,031	604,484	774,829	261,530,666	56,973,357	18,317,903	15,760,280	673,674
48,058,021	4,614,917	2,206,775	1,655,582,874	539,603,866	104,378,106	147,812,738	3,087,777
$177,322,680	$15,010,430	$19,575,351	$5,377,950,621	$2,194,836,018	$425,601,251	$446,989,299	$14,637,318

$9,271,703	$5,575,038	$71,341	$1,234,963,231	$804,528,611	$99,271,093	$270,770,045	$4,579,525
329,708	—	—	8,977,708	4,596,805	918,269	5,489,536	—
3,401,383	1,243,139	37,527	192,248,282	212,606,287	11,329,345	59,397,113	237,754
163,892,805	8,054,325	19,435,821	3,661,624,586	981,562,325	312,893,812	95,487,291	9,525,065
—	—	—	60,115,815	8,091,132	100,259	11,366,568	—
413,283	87,914	15,412	138,036,464	151,996,548	1,077,821	4,478,746	201,108
13,798	50,014	15,250	81,984,535	31,454,310	10,652	—	93,866
$177,322,680	$15,010,430	$19,575,351	$5,377,950,621	$2,194,836,018	$425,601,251	$446,989,299	$14,637,318

513,552	450,414	5,006	42,722,404	38,849,245	7,839,357	14,703,060	294,330
20,133	—	—	363,544	240,612	82,160	333,069	—
208,039	106,344	2,665	7,877,563	11,134,690	1,012,020	3,604,117	15,526
8,741,098	629,845	1,355,856	116,161,235	45,709,607	23,638,380	4,888,715	610,009
—	—	—	2,128,634	396,583	7,932	624,059	—
22,723	6,942	1,076	4,684,117	7,209,171	81,394	230,501	12,892
776	4,110	1,071	2,887,659	1,545,267	846	—	6,039

$18.05	$12.38	$14.25	$28.91	$20.71	$12.66	$18.42	$15.56
16.38	—	—	24.69	19.10	11.18	16.48	—
16.35	11.69	14.08	24.40	19.09	11.19	16.48	15.31
18.75	12.79	14.33	31.52	21.47	13.24	19.53	15.61
—	—	—	28.24	20.40	12.64	18.21	—
18.19	12.66	14.33	29.47	21.08	13.24	19.43	15.60
17.79	12.17	14.23	28.39	20.36	12.59	—	15.54

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Six Months Ended February 28, 2014 (Unaudited)

Capital Growth Fund
Investment income:
Dividends (net of foreign withholding taxes of $6,354, $0, $128, $0, $98,500, $35,277, $2,615, $0 and $133)	$4,943,221
Interest	1,261
Total investment income	4,944,482

Expenses:
Management fees	4,535,095
Distribution and Service fees(a)	1,333,950
Transfer Agent fees(a)	761,235
Printing and mailing costs	99,103
Registration fees	56,976
Custody, accounting and administrative services	54,757
Shareholder meeting expense	48,482
Professional fees	46,000
Trustee fees	11,584
Service Share fees — Shareholder Administration Plan	1,342
Service Share fees — Service Plan	1,342
Other	9,743
Total expenses	6,959,609
Less — expense reductions	(1,604,363)
Net expenses	5,355,246
NET INVESTMENT INCOME (LOSS)	(410,764)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments (including commission recapture of $13,072, $4,384, $0, $0, $87,230, $0, $10,287, $8,580 and $0)	126,450,391
Foreign currency transactions	(606)
Net change in unrealized gain on:
Investments — unaffiliated issuers	24,689,179
Investments — affiliated issuers	—
Foreign currency transactions	575
Net realized and unrealized gain	151,139,539
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,728,775

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	$837,441	$94,294	$395,372	$6,843	$636,455	$17,916	$75,121	$26,567	$215	$2,361	$2,600
Concentrated Growth	11,378	1,634	15,499	32	8,648	310	2,945	31,423	—	363	12
Flexible Cap Growth	6,325	—	5,542	115	4,807	—	1,053	1,371	—	101	43
Focused Growth	76	—	154	36	58	—	29	3,234	—	14	14
Growth Opportunities	1,472,880	45,534	914,838	189,199	1,119,389	8,651	173,819	684,897	12,217	112,553	71,896
Small/Mid Cap Growth	872,761	22,644	905,269	68,913	663,298	4,302	172,001	167,809	1,653	117,731	26,187
Strategic Growth	117,285	5,226	51,290	20	89,136	993	9,745	56,143	18	929	7
Technology Tollkeeper	309,941	28,762	270,514	—	235,555	5,465	51,397	16,475	2,241	3,588	—
U.S. Equity	4,706	—	846	210	3,577	—	161	1,815	—	179	80

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund

$790,488	$57,877	$68,759	$19,020,698	$5,529,969	$1,997,428	$1,218,727	$105,852
618	39	33	14,643	14,563	1,173	1,611	14
791,106	57,916	68,792	19,035,341	5,544,532	1,998,601	1,220,338	105,866

850,199	65,874	81,463	23,695,389	9,403,376	1,934,615	2,025,816	46,482
28,543	11,982	266	2,622,451	1,869,587	173,821	609,217	5,762
43,701	7,375	3,349	2,183,422	1,152,981	156,971	314,721	5,812
20,122	14,967	8,512	223,602	83,192	34,001	64,763	15,276
27,719	45,137	44,660	55,833	47,894	43,311	29,912	30,791
25,363	27,513	22,503	132,096	83,918	37,962	36,505	27,711
4,641	3,653	3,371	102,655	46,653	10,072	26,972	3,460
42,719	39,777	40,668	43,834	43,520	38,240	40,591	36,425
10,520	10,292	10,104	17,550	12,994	10,840	10,774	10,294
—	—	—	76,359	10,330	113	14,005	—
—	—	—	76,359	10,330	113	14,005	—
4,024	2,520	3,723	44,248	17,966	6,968	6,420	3,233
1,057,551	229,090	218,619	29,273,798	12,782,741	2,447,027	3,193,701	185,246
(280,102)	(154,234)	(148,222)	(1,155,436)	(1,402,364)	(724,623)	(59,313)	(123,070)
777,449	74,856	70,397	28,118,362	11,380,377	1,722,404	3,134,388	62,176
13,657	(16,940)	(1,605)	(9,083,021)	(5,835,845)	276,197	(1,914,050)	43,690

24,714,170	1,239,633	1,097,528	392,192,826	87,477,022	30,494,114	19,716,487	1,098,183
—	(8)	—	(4,171)	(1,072)	(270)	—	—

2,430,160	1,036,598	1,426,999	427,347,398	204,613,816	35,363,937	65,441,289	703,670
—	—	—	—	6,943,446	—	—	—
—	8	—	4,292	1,044	254	—	—
27,144,330	2,276,231	2,524,527	819,540,345	299,034,256	65,858,035	85,157,776	1,801,853
$27,157,987	$2,259,291	$2,522,922	$810,457,324	$293,198,411	$66,134,232	$83,243,726	$1,845,543

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income (loss)	$(410,764)	$2,894,569
Net realized gain	126,449,785	125,825,982
Net change in unrealized gain (loss)	24,689,754	(7,691,558)
Net increase in net assets resulting from operations	150,728,775	121,028,993

Distributions to shareholders:
From net investment income
Class A Shares	(1,685,518)	(690,472)
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	(651,899)	(395,128)
Service Shares	(1,578)	(417)
Class IR Shares	(11,151)	(10,114)
Class R Shares	(4,232)	(3,429)
From net realized gains
Class A Shares	(137,515,085)	—
Class B Shares	(4,533,042)	—
Class C Shares	(18,780,747)	—
Institutional Shares	(26,252,486)	—
Service Shares	(222,125)	—
Class IR Shares	(539,137)	—
Class R Shares	(562,868)	—
Total distributions to shareholders	(190,759,868)	(1,099,560)

From share transactions:
Proceeds from sales of shares	22,930,949	78,419,489
Reinvestment of distributions	179,706,369	1,032,918
Cost of shares redeemed	(78,285,531)	(194,960,552)
Net increase (decrease) in net assets resulting from share transactions	124,351,787	(115,508,145)
TOTAL INCREASE (DECREASE)	84,320,694	4,421,288

Net assets:
Beginning of period	855,565,830	851,144,542
End of period	$939,886,524	$855,565,830
Undistributed (distributions in excess of) net investment income (loss)	$(346,508)	$2,418,634

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Flexible Cap Growth Fund
For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013	For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013

$13,657	$893,044	$(16,940)	$15,769
24,714,170	24,348,485	1,239,625	1,448,192
2,430,160	(4,517,877)	1,036,606	405,725
27,157,987	20,723,652	2,259,291	1,869,686

—	(355,613)	—	—
—	(218)	—	—
—	(1,983)	—	—
(258,083)	(419,468)	(12,391)	—
—	—	—	—
(275)	(4,247)	—	—
—	(24)	—	—

(886,939)	—	(620,899)	(713,810)
(36,576)	—	—	—
(341,863)	—	(139,480)	(102,494)
(14,924,877)	—	(813,854)	(539,715)
—	—	—	—
(37,654)	—	(11,334)	(18,987)
(1,284)	—	(5,635)	(7,512)
(16,487,551)	(781,553)	(1,603,593)	(1,382,518)

8,875,729	100,006,573	2,103,176	3,352,588
16,211,286	741,898	1,591,368	1,362,254
(16,328,375)	(114,987,264)	(1,351,250)	(6,470,712)
8,758,640	(14,238,793)	2,343,294	(1,755,870)
19,429,076	5,703,306	2,998,992	(1,268,702)

157,893,604	152,190,298	12,011,438	13,280,140
$177,322,680	$157,893,604	$15,010,430	$12,011,438
$15,519	$260,220	$(22,563)	$6,768

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Focused Growth Fund
	For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income (loss)	$(1,605)	$47,770
Net realized gain	1,097,528	770,220
Net change in unrealized gain	1,426,999	410,224
Net increase in net assets resulting from operations	2,522,922	1,228,214

Distributions to shareholders:
From net investment income
Class A Shares	—	(261)
Class C Shares	—	(11)
Institutional Shares	(26,580)	(27,074)
Class IR Shares	(10)	(54)
Class R Shares	—	(11)
From net realized gains
Class A Shares	(3,925)	(115)
Class B Shares	—	—
Class C Shares	(2,323)	(21)
Institutional Shares	(1,063,316)	(8,003)
Service Shares	—	—
Class IR Shares	(938)	(22)
Class R Shares	(935)	(22)
Total distributions to shareholders	(1,098,027)	(35,594)

From share transactions:
Proceeds from sales of shares	6,330,067	10,726,282
Reinvestment of distributions	1,098,027	35,593
Cost of shares redeemed	(2,220,983)	(2,496,650)
Net increase in net assets resulting from share transactions	5,207,111	8,265,225
TOTAL INCREASE	6,632,006	9,457,845

Net assets:
Beginning of period	12,943,345	3,485,500
End of period	$19,575,351	$12,943,345
Undistributed (distributions in excess of) net investment income (loss)	$(1,705)	$26,490

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund		Small/Mid Cap Growth Fund
For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013	For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013

$(9,083,021)	$(9,310,204)	$(5,835,845)	$(6,895,027)
392,188,655	356,949,267	87,475,950	86,225,576
427,351,690	460,291,144	211,558,306	182,347,374
810,457,324	807,930,207	293,198,411	261,677,923

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(89,135,434)	(71,926,329)	(34,915,088)	(19,824,908)
(816,955)	(869,553)	(241,378)	(235,890)
(16,251,524)	(12,084,546)	(9,748,706)	(4,682,209)
(240,888,335)	(173,115,031)	(40,240,222)	(14,180,476)
(4,773,288)	(4,124,099)	(402,842)	(332,236)
(8,961,670)	(5,489,820)	(6,136,306)	(2,347,737)
(5,816,843)	(3,762,229)	(1,398,747)	(941,534)
(366,644,049)	(271,371,607)	(93,083,289)	(42,544,990)

614,365,666	1,326,672,073	521,390,560	824,387,644
287,053,890	213,144,060	81,410,266	38,750,263
(710,428,122)	(1,472,345,304)	(208,027,860)	(331,918,085)
190,991,434	67,470,829	394,772,966	531,219,822
634,804,709	604,029,429	594,888,088	750,352,755

4,743,145,912	4,139,116,483	1,599,947,930	849,595,175
$5,377,950,621	$4,743,145,912	$2,194,836,018	$1,599,947,930
$(8,185,815)	$897,206	$(12,247,842)	$(6,411,997)

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund
	For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income (loss)	$276,197	$2,390,844
Net realized gain	30,493,844	54,393,479
Net change in unrealized gain (loss)	35,364,191	(3,646,456)
Net increase in net assets resulting from operations	66,134,232	53,137,867

Distributions to shareholders:
From net investment income
Class A Shares	(72,015)	(768,074)
Institutional Shares	(1,083,693)	(1,757,888)
Service Shares	(39)	(540)
Class IR Shares	(2,932)	(2,531)
Class R Shares	(14)	(13)
From net realized gains
Class A Shares	(12,687,895)	(12,147,881)
Class B Shares	(163,134)	(108,492)
Class C Shares	(1,543,546)	(659,516)
Institutional Shares	(36,102,729)	(14,440,628)
Service Shares	(12,312)	(5,491)
Class IR Shares	(120,720)	(24,554)
Class R Shares	(1,136)	(318)
Total distributions to shareholders	(51,790,165)	(29,915,926)

From share transactions:
Proceeds from sales of shares	58,898,429	124,321,981
Reinvestment of distributions	50,216,795	29,155,483
Cost of shares redeemed	(40,018,805)	(282,323,776)
Net increase (decrease) in net assets resulting from share transactions	69,096,419	(128,846,312)
TOTAL INCREASE (DECREASE)	83,440,486	(105,624,371)

Net assets:
Beginning of period	342,160,765	447,785,136
End of period	$425,601,251	$342,160,765
Undistributed net investment income (loss)	$273,793	$1,156,289

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund		U.S. Equity Fund
For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013	For the Six Months Ended February 28, 2014 (Unaudited)	For the Fiscal Year Ended August 31, 2013

$(1,914,050)	$(3,256,843)	$43,690	$104,203
19,716,487	8,785,321	1,098,183	1,005,160
65,441,289	33,870,056	703,670	1,019,786
83,243,726	39,398,534	1,845,543	2,129,149

—	—	(14,081)	(20,678)
—	—	(59,761)	(76,416)
—	—	—	—
—	—	(978)	(1,243)
—	—	(206)	(60)

(3,390,217)	—	(342,004)	—
(91,485)	—	—	—
(836,560)	—	(14,635)	—
(1,086,772)	—	(780,489)	—
(169,169)	—	—	—
(53,596)	—	(16,071)	—
—	—	(7,485)	—
(5,627,799)	—	(1,235,710)	(98,397)

55,615,710	95,925,924	2,262,303	2,296,952
5,055,079	—	1,079,150	83,817
(59,086,488)	(128,391,119)	(1,180,934)	(3,257,595)
1,584,301	(32,465,195)	2,160,519	(876,826)
79,200,228	6,933,339	2,770,352	1,153,926

367,789,071	360,855,732	11,866,966	10,713,040
$446,989,299	$367,789,071	$14,637,318	$11,866,966
$(3,928,229)	$(2,014,179)	$20,093	$51,429

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$28.13	$(0.01)		$4.75	$4.74	$(0.08)	$(6.29)	$(6.37)
2014 - B	24.49	(0.10)		4.08	3.98	—	(6.29)	(6.29)
2014 - C	24.46	(0.10)		4.08	3.98	—	(6.29)	(6.29)
2014 - Institutional	29.57	0.05		5.01	5.06	(0.16)	(6.29)	(6.45)
2014 - Service	27.62	(0.02)		4.66	4.64	(0.05)	(6.29)	(6.34)
2014 - IR	28.28	0.03		4.77	4.80	(0.13)	(6.29)	(6.42)
2014 - R	27.75	(0.04)		4.67	4.63	(0.05)	(6.29)	(6.34)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	24.40	0.10	(e)	3.66	3.76	(0.03)	—	(0.03)
2013 - B	21.37	(0.08	)(e)	3.20	3.12	—	—	—
2013 - C	21.35	(0.08	)(e)	3.19	3.11	—	—	—
2013 - Institutional	25.64	0.21	(e)	3.84	4.05	(0.12)	—	(0.12)
2013 - Service	23.96	0.07	(e)	3.60	3.67	(0.01)	—	(0.01)
2013 - IR	24.53	0.18	(e)	3.67	3.85	(0.10)	—	(0.10)
2013 - R	24.14	0.03	(e)	3.62	3.65	(0.04)	—	(0.04)
2012 - A	20.49	0.02		3.93	3.95	(0.04)	—	(0.04)
2012 - B	18.06	(0.13)		3.44	3.31	—	—	—
2012 - C	18.03	(0.13)		3.45	3.32	—	—	—
2012 - Institutional	21.54	0.10		4.12	4.22	(0.12)	—	(0.12)
2012 - Service	20.13	—	(f)	3.85	3.85	(0.02)	—	(0.02)
2012 - IR	20.66	0.08		3.93	4.01	(0.14)	—	(0.14)
2012 - R	20.31	(0.03)		3.88	3.85	(0.02)	—	(0.02)
2011 - A	17.68	0.03		2.78	2.81	—	—	—
2011 - B	15.70	(0.11)		2.47	2.36	—	—	—
2011 - C	15.68	(0.12)		2.47	2.35	—	—	—
2011 - Institutional	18.57	0.12		2.91	3.03	(0.06)	—	(0.06)
2011 - Service	17.39	0.01		2.73	2.74	—	—	—
2011 - IR	17.81	0.31		2.58	2.89	(0.04)	—	(0.04)
2011 - R	17.57	(0.03)		2.77	2.74	—	—	—
2010 - A	16.95	0.01		0.72	0.73	—	—	—
2010 - B	15.15	(0.11)		0.66	0.55	—	—	—
2010 - C	15.14	(0.11)		0.65	0.54	—	—	—
2010 - Institutional	17.72	0.10		0.75	0.85	—	—	—
2010 - Service	16.68	(0.01)		0.72	0.71	—	—	—
2010 - IR	17.02	0.07		0.72	0.79	—	—	—
2010 - R	16.88	(0.01)		0.70	0.69	—	—	—
2009 - A	22.40	—	(f)	(4.58)	(4.58)	—	(0.87)	(0.87)
2009 - B	20.33	(0.10)		(4.21)	(4.31)	—	(0.87)	(0.87)
2009 - C	20.31	(0.10)		(4.20)	(4.30)	—	(0.87)	(0.87)
2009 - Institutional	23.26	0.06		(4.73)	(4.67)	—	(0.87)	(0.87)
2009 - Service	22.09	(0.02)		(4.52)	(4.54)	—	(0.87)	(0.87)
2009 - IR	22.44	0.03		(4.58)	(4.55)	—	(0.87)	(0.87)
2009 - R	22.37	(0.03)		(4.59)	(4.62)	—	(0.87)	(0.87)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.21% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Amount is less than 0.005% of average net assets.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$26.50	18.10%	$697,639	1.16	%(d)	1.51	%(d)	(0.07	)%(d)	44%
22.18	17.64	18,396	1.91	(d)	2.26	(d)	(0.82	)(d)	44
22.15	17.67	81,112	1.91	(d)	2.26	(d)	(0.82	)(d)	44
28.18	18.34	135,914	0.76	(d)	1.11	(d)	0.33	(d)	44
25.92	18.06	1,169	1.26	(d)	1.61	(d)	(0.17	)(d)	44
26.66	18.26	2,610	0.91	(d)	1.26	(d)	0.18	(d)	44
26.04	17.93	3,047	1.41	(d)	1.76	(d)	(0.31	)(d)	44

28.13	15.41	630,495	1.14		1.50		0.38	(e)	52
24.49	14.60	19,329	1.89		2.25		(0.34	)(e)	52
24.46	14.57	75,375	1.89		2.25		(0.37	)(e)	52
29.57	15.89	124,795	0.74		1.10		0.75	(e)	52
27.62	15.32	980	1.24		1.60		0.27	(e)	52
28.28	15.75	2,112	0.89		1.25		0.67	(e)	52
27.75	15.15	2,480	1.39		1.75		0.13	(e)	52
24.40	19.24	662,127	1.14		1.48		0.09		55
21.37	18.27	27,428	1.89		2.23		(0.66)		55
21.35	18.36	73,162	1.89		2.23		(0.66)		55
25.64	19.64	83,466	0.74		1.08		0.42		55
23.96	19.08	1,072	1.24		1.58		(0.02)		55
24.53	19.48	2,415	0.89		1.23		0.36		55
24.14	18.92	1,475	1.39		1.73		(0.12)		55
20.49	15.89	662,256	1.14		1.47		0.13		58
18.06	15.03	38,824	1.89		2.22		(0.61)		58
18.03	14.99	72,314	1.89		2.22		(0.62)		58
21.54	16.33	299,223	0.74		1.07		0.53		58
20.13	15.76	953	1.24		1.57		0.03		58
20.66	16.20	1,472	0.89		1.22		1.64		58
20.31	15.59	567	1.39		1.72		(0.12)		58
17.68	4.31	707,444	1.14		1.47		0.07		31
15.70	3.63	55,429	1.89		2.22		(0.66)		31
15.68	3.57	75,203	1.89		2.22		(0.67)		31
18.57	4.80	344,601	0.74		1.07		0.52		31
17.39	4.26	988	1.24		1.57		(0.03)		31
17.81	4.64	8	0.89		1.22		0.36		31
17.57	4.09	412	1.39		1.72		(0.08)		31
16.95	(19.11)	966,913	1.25		1.48		—	(g)	49
15.15	(19.73)	83,648	2.00		2.23		(0.75)		49
15.14	(19.69)	84,936	2.00		2.23		(0.75)		49
17.72	(18.78)	212,977	0.85		1.08		0.40		49
16.68	(19.17)	1,462	1.35		1.58		(0.13)		49
17.02	(18.90)	8	1.00		1.23		0.23		49
16.88	(19.29)	106	1.50		1.73		(0.19)		49

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$17.05	$(0.03)		$2.86	$2.83	$—	$(1.83)	$(1.83)
2014 - B	15.67	(0.09)		2.63	2.54	—	(1.83)	(1.83)
2014 - C	15.65	(0.09)		2.62	2.53	—	(1.83)	(1.83)
2014 - Institutional	17.63	0.01		2.97	2.98	(0.03)	(1.83)	(1.86)
2014 - IR	17.15	(0.01)		2.90	2.89	(0.02)	(1.83)	(1.85)
2014 - R	16.84	(0.05)		2.83	2.78	—	(1.83)	(1.83)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	14.97	0.11	(e)	2.03	2.14	(0.06)	—	(0.06)
2013 - B	13.81	(0.05	)(e)	1.92	1.87	(0.01)	—	(0.01)
2013 - C	13.79	(0.06	)(e)	1.93	1.87	(0.01)	—	(0.01)
2013 - Institutional	15.48	0.09	(e)	2.18	2.27	(0.12)	—	(0.12)
2013 - IR	15.07	0.12	(e)	2.07	2.19	(0.11)	—	(0.11)
2013 - R	14.80	0.01	(e)	2.06	2.07	(0.03)	—	(0.03)
2012 - A	12.64	—	(f)	2.33	2.33	—	—	—
2012 - B	11.75	(0.09)		2.15	2.06	—	—	—
2012 - C	11.73	(0.09)		2.15	2.06	—	—	—
2012 - Institutional	13.07	0.05		2.41	2.46	(0.05)	—	(0.05)
2012 - IR	12.73	0.04		2.34	2.38	(0.04)	—	(0.04)
2012 - R	12.52	(0.03)		2.31	2.28	—	—	—
2011 - A	10.91	(0.01)		1.74	1.73	—	—	—
2011 - B	10.22	(0.10)		1.63	1.53	—	—	—
2011 - C	10.20	(0.10)		1.63	1.53	—	—	—
2011 - Institutional	11.25	0.04		1.80	1.84	(0.02)	—	(0.02)
2011 - IR	10.97	0.04		1.73	1.77	(0.01)	—	(0.01)
2011 - R	10.83	(0.04)		1.73	1.69	—	—	—
2010 - A	10.51	(0.02)		0.42	0.40	—	—	—
2010 - B	9.92	(0.11)		0.41	0.30	—	—	—
2010 - C	9.90	(0.11)		0.41	0.30	—	—	—
2010 - Institutional	10.79	0.02		0.44	0.46	—	—	—
2010 - IR	10.54	0.03		0.40	0.43	—	—	—
2010 - R	10.46	(0.05)		0.42	0.37	—	—	—
2009 - A	13.54	(0.02)		(3.01)	(3.03)	—	—	—
2009 - B	12.88	(0.09)		(2.87)	(2.96)	—	—	—
2009 - C	12.85	(0.09)		(2.86)	(2.95)	—	—	—
2009 - Institutional	13.85	0.01		(3.07)	(3.06)	—	—	—
2009 - IR	13.55	(0.01)		(3.00)	(3.01)	—	—	—
2009 - R	13.51	(0.05)		(3.00)	(3.05)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.35% of average net assets.
(f)	Amount is less than $0.005 per share.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$18.05	17.11%	$9,272	1.27	%(d)	1.60	%(d)	(0.34	)%(d)	31%
16.38	16.74	330	2.02	(d)	2.35	(d)	(1.09	)(d)	31
16.35	16.70	3,401	2.02	(d)	2.35	(d)	(1.07	)(d)	31
18.75	17.43	163,893	0.87	(d)	1.20	(d)	0.06	(d)	31
18.19	17.33	413	1.02	(d)	1.35	(d)	(0.08	)(d)	31
17.79	17.02	14	1.51	(d)	1.84	(d)	(0.58	)(d)	31

17.05	14.36	8,476	1.26		1.62		0.69	(e)	57
15.67	13.55	316	2.01		2.37		(0.37	)(e)	57
15.65	13.57	2,561	2.01		2.37		(0.39	)(e)	57
17.63	14.81	146,183	0.86		1.23		0.56	(e)	57
17.15	14.61	346	1.01		1.38		0.76	(e)	57
16.84	14.13	12	1.51		1.87		0.09	(e)	57
14.97	18.38	92,207	1.26		1.57		0.01		33
13.81	17.48	395	2.01		2.32		(0.74)		33
13.79	17.51	2,877	2.01		2.32		(0.72)		33
15.48	18.80	56,118	0.86		1.17		0.39		33
15.07	18.69	584	1.01		1.32		0.28		33
14.80	18.08	10	1.51		1.82		(0.22)		33
12.64	15.86	109,826	1.30		1.56		(0.08)		35
11.75	14.97	496	2.05		2.31		(0.83)		35
11.73	15.00	2,000	2.05		2.31		(0.82)		35
13.07	16.35	126,113	0.90		1.16		0.33		35
12.73	16.13	437	1.05		1.31		0.28		35
12.52	15.60	9	1.55		1.81		(0.29)		35
10.91	3.81	108,338	1.30		1.56		(0.22)		45
10.22	3.02	793	2.05		2.31		(0.98)		45
10.20	3.03	1,356	2.05		2.31		(0.97)		45
11.25	4.26	124,258	0.90		1.16		0.18		45
10.97	4.08	147	1.05		1.31		0.27		45
10.83	3.54	8	1.55		1.81		(0.45)		45
10.51	(22.38)	101,233	1.37		1.61		(0.27)		65
9.92	(22.98)	1,084	2.12		2.36		(1.03)		65
9.90	(22.96)	1,461	2.12		2.36		(1.03)		65
10.79	(22.09)	151,504	0.97		1.21		0.13		65
10.54	(22.21)	7	1.12		1.36		(0.07)		65
10.46	(22.58)	7	1.62		1.86		(0.51)		65

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$11.83	$(0.02)		$2.15		$2.13	$—	$(1.58)	$(1.58)
2014 - C	11.29	(0.07)			2.05	1.98	—	(1.58)	(1.58)
2014 - Institutional	12.17	—	(e)		2.22	2.22	(0.02)	(1.58)	(1.60)
2014 - IR	12.05	(0.01)			2.20	2.19	—	(1.58)	(1.58)
2014 - R	11.66	(0.04)			2.13	2.09	—	(1.58)	(1.58)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	11.48	—	(e)(f)		1.71	1.71	—	(1.36)	(1.36)
2013 - C	11.09	(0.08	)(f)		1.64	1.56	—	(1.36)	(1.36)
2013 - Institutional	11.73	0.04	(f)		1.76	1.80	—	(1.36)	(1.36)
2013 - IR	11.64	0.03	(f)		1.74	1.77	—	(1.36)	(1.36)
2013 - R	11.36	(0.02	)(f)		1.68	1.66	—	(1.36)	(1.36)
2012 - A	10.38	(0.02)			1.71	1.69	—	(0.59)	(0.59)
2012 - C	10.12	(0.10)			1.66	1.56	—	(0.59)	(0.59)
2012 - Institutional	10.55	0.02			1.75	1.77	—	(0.59)	(0.59)
2012 - IR	10.49	0.01			1.73	1.74	—	(0.59)	(0.59)
2012 - R	10.30	(0.05)			1.70	1.65	—	(0.59)	(0.59)
2011 - A	9.41	(0.04)			1.51	1.47	—	(0.50)	(0.50)
2011 - C	9.25	(0.12)			1.49	1.37	—	(0.50)	(0.50)
2011 - Institutional	9.53	—	(e)		1.52	1.52	—	(0.50)	(0.50)
2011 - IR	9.49	—	(e)		1.50	1.50	—	(0.50)	(0.50)
2011 - R	9.37	(0.07)			1.50	1.43	—	(0.50)	(0.50)
2010 - A	8.83	(0.03)			0.61	0.58	—	—	—
2010 - C	8.75	(0.11)			0.61	0.50	—	—	—
2010 - Institutional	8.90	—	(e)		0.63	0.63	—	—	—
2010 - IR	8.88	(0.01)			0.62	0.61	—	—	—
2010 - R	8.81	(0.06)			0.62	0.56	—	—	—
2009 - A	10.64	(0.02)			(1.71)	(1.73)	—	(0.08)	(0.08)
2009 - C	10.60	(0.08)			(1.69)	(1.77)	—	(0.08)	(0.08)
2009 - Institutional	10.67	0.01			(1.70)	(1.69)	—	(0.08)	(0.08)
2009 - IR	10.66	(0.01)			(1.69)	(1.70)	—	(0.08)	(0.08)
2009 - R	10.62	(0.04)			(1.69)	(1.73)	—	(0.08)	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.38	18.66%	$5,575	1.28	%(d)	3.61	%(d)	(0.41	)%(d)	29%
11.69	18.19	1,243	2.03	(d)	4.37	(d)	(1.16	)(d)	29
12.79	18.94	8,054	0.88	(d)	3.23	(d)	—	(d)(e)	29
12.66	18.82	88	1.03	(d)	3.33	(d)	(0.18	)(d)	29
12.17	18.58	50	1.52	(d)	3.85	(d)	(0.65	)(d)	29

11.83	16.78	4,584	1.26		3.62		0.03	(f)	40
11.29	15.94	1,005	2.01		4.32		(0.75	)(f)	40
12.17	17.23	6,215	0.86		3.18		0.37	(f)	40
12.05	17.08	167	1.01		3.35		0.26	(f)	40
11.66	16.50	41	1.51		3.91		(0.19	)(f)	40
11.48	17.11	7,423	1.26		3.14		(0.22)		32
11.09	16.23	975	2.01		3.89		(0.95)		32
11.73	17.61	4,640	0.86		2.74		0.21		32
11.64	17.41	179	1.01		2.89		0.06		32
11.36	16.84	63	1.51		3.39		(0.43)		32
10.38	15.42	15,853	1.34		2.59		(0.37)		51
10.12	14.58	974	2.09		3.34		(1.10)		51
10.55	15.77	4,142	0.94		2.19		0.04		51
10.49	15.62	116	1.09		2.34		(0.04)		51
10.30	15.05	11	1.59		2.84		(0.61)		51
9.41	6.57	14,952	1.35		2.91		(0.35)		61
9.25	5.71	650	2.10		3.66		(1.10)		61
9.53	7.08	3,145	0.95		2.51		0.04		61
9.49	6.87	43	1.10		2.66		(0.10)		61
9.37	6.36	10	1.60		3.16		(0.59)		61
8.83	(16.03)	11,162	1.38		7.98		(0.25)		56
8.75	(16.47)	392	2.13		8.73		(1.02)		56
8.90	(15.60)	4,256	0.98		7.58		0.11		56
8.88	(15.71)	9	1.13		7.73		(0.08)		56
8.81	(16.14)	9	1.63		8.23		(0.57)		56

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$12.95	$(0.03)		$2.26	$2.23	$—	$(0.93)	$(0.93)
2014 - C	12.85	(0.08)		2.24	2.16	—	(0.93)	(0.93)
2014 - Institutional	13.02	—	(e)	2.27	2.27	(0.03)	(0.93)	(0.96)
2014 - IR	13.01	(0.01)		2.27	2.26	(0.01)	(0.93)	(0.94)
2014 - R	12.95	(0.05)		2.26	2.21	—	(0.93)	(0.93)

FOR THE FISCAL YEAR ENDED AUGUST 31,
2013 - A	11.35	0.01	(f)	1.66	1.67	(0.05)	(0.02)	(0.07)
2013 - C	11.31	(0.06	)(f)	1.63	1.57	(0.01)	(0.02)	(0.03)
2013 - Institutional	11.38	0.07	(f)	1.66	1.73	(0.07)	(0.02)	(0.09)
2013 - IR	11.38	0.06	(f)	1.65	1.71	(0.06)	(0.02)	(0.08)
2013 - R	11.34	—	(e)(f)	1.64	1.64	(0.01)	(0.02)	(0.03)

FOR THE PERIOD ENDED AUGUST 31,
2012 - A (Commenced January 31, 2012)	10.00	—	(e)	1.35	1.35	—	—	—
2012 - C (Commenced January 31, 2012)	10.00	(0.05)		1.36	1.31	—	—	—
2012 - Institutional (Commenced January 31, 2012)	10.00	0.02		1.36	1.38	—	—	—
2012 - IR (Commenced January 31, 2012)	10.00	0.01		1.37	1.38	—	—	—
2012 - R (Commenced January 31, 2012)	10.00	(0.02)		1.36	1.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.25	17.56%	$71	1.26	%(d)	3.08	%(d)	(0.45	)%(d)	48%
14.08	17.14	38	2.01	(d)	3.82	(d)	(1.14	)(d)	48
14.33	17.81	19,436	0.86	(d)	2.68	(d)	(0.02	)(d)	48
14.33	17.72	15	1.00	(d)	2.82	(d)	(0.18	)(d)	48
14.23	17.40	15	1.51	(d)	3.32	(d)	(0.70	)(d)	48

12.95	14.79	56	1.24		6.12		0.08	(f)	87
12.85	13.94	23	1.99		6.91		(0.52	)(f)	87
13.02	15.33	12,838	0.84		4.59		0.53	(f)	87
13.01	15.08	13	1.00		6.58		0.52	(f)	87
12.95	14.53	13	1.49		7.08		0.02	(f)	87

11.35	13.50	35	1.24	(d)	17.07	(d)	0.04	(d)	23
11.31	13.10	11	1.99	(d)	17.82	(d)	(0.81	)(d)	23

11.38	13.80	3,417	0.84	(d)	16.67	(d)	0.36	(d)	23
11.38	13.80	11	0.99	(d)	16.82	(d)	0.22	(d)	23
11.34	13.40	11	1.49	(d)	17.32	(d)	(0.30	)(d)	23

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$26.65	$(0.08	)(d)	$4.53	$4.45	$(2.19)
2014 - B	23.14	(0.16	)(d)	3.90	3.74	(2.19)
2014 - C	22.89	(0.16	)(d)	3.86	3.70	(2.19)
2014 - Institutional	28.83	(0.03	)(d)	4.91	4.88	(2.19)
2014 - Service	26.10	(0.10	)(d)	4.43	4.33	(2.19)
2014 - IR	27.10	(0.05	)(d)	4.61	4.56	(2.19)
2014 - R	26.25	(0.12	)(d)	4.45	4.33	(2.19)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	23.88	(0.11	)(f)	4.53	4.42	(1.65)
2013 - B	21.10	(0.25	)(f)	3.94	3.69	(1.65)
2013 - C	20.89	(0.26	)(f)	3.91	3.65	(1.65)
2013 - Institutional	25.59	(0.01	)(f)	4.90	4.89	(1.65)
2013 - Service	23.44	(0.13	)(f)	4.44	4.31	(1.65)
2013 - IR	24.19	(0.05	)(f)	4.61	4.56	(1.65)
2013 - R	23.59	(0.17	)(f)	4.48	4.31	(1.65)
2012 - A	21.36	(0.15)		4.06	3.91	(1.39)
2012 - B	19.16	(0.28)		3.61	3.33	(1.39)
2012 - C	18.99	(0.28)		3.57	3.29	(1.39)
2012 - Institutional	22.71	(0.06)		4.33	4.27	(1.39)
2012 - Service	21.01	(0.17)		3.99	3.82	(1.39)
2012 - IR	21.57	(0.09)		4.10	4.01	(1.39)
2012 - R	21.17	(0.20)		4.01	3.81	(1.39)
2011 - A	19.09	(0.16)		2.65	2.49	(0.22)
2011 - B	17.27	(0.30)		2.41	2.11	(0.22)
2011 - C	17.11	(0.30)		2.40	2.10	(0.22)
2011 - Institutional	20.21	(0.07)		2.79	2.72	(0.22)
2011 - Service	18.80	(0.18)		2.61	2.43	(0.22)
2011 - IR	19.23	(0.10)		2.66	2.56	(0.22)
2011 - R	18.97	(0.22)		2.64	2.42	(0.22)
2010 - A	16.91	(0.15)		2.33	2.18	—
2010 - B	15.42	(0.26)		2.11	1.85	—
2010 - C	15.28	(0.26)		2.09	1.83	—
2010 - Institutional	17.83	(0.07)		2.45	2.38	—
2010 - Service	16.67	(0.16)		2.29	2.13	—
2010 - IR	16.99	(0.10)		2.34	2.24	—
2010 - R	16.85	(0.19)		2.31	2.12	—
2009 - A	21.68	(0.08)		(3.65)	(3.73)	(1.04)
2009 - B	20.06	(0.18)		(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)		(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)		(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)		(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)		(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)		(3.62)	(3.76)	(1.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.09% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(g)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind redemptions.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$28.91	17.25%	$1,234,963	1.36	%(e)	1.40	%(e)	(0.60	)%(d)(e)	24%
24.69	16.78	8,978	2.11	(e)	2.15	(e)	(1.36	)(d)(e)	24
24.40	16.79	192,248	2.11	(e)	2.15	(e)	(1.35	)(d)(e)	24
31.52	17.45	3,661,625	0.96	(e)	1.00	(e)	(0.20	)(d)(e)	24
28.24	17.16	60,116	1.46	(e)	1.50	(e)	(0.71	)(d)(e)	24
29.47	17.38	138,036	1.11	(e)	1.15	(e)	(0.34	)(d)(e)	24
28.39	17.05	81,985	1.61	(e)	1.65	(e)	(0.85	)(d)(e)	24

26.65	19.84	1,130,449	1.35		1.41		(0.44	)(f)	41
23.14	18.94	9,429	2.10		2.16		(1.15	)(f)	41
22.89	18.94	172,010	2.10		2.16		(1.19	)(f)	41
28.83	20.38	3,207,925	0.95		1.01		(0.05	)(f)	41
26.10	19.74	60,977	1.45		1.51		(0.54	)(f)	41
27.10	20.18	91,093	1.10		1.16		(0.21	)(f)	41
26.25	19.61	71,263	1.60		1.66		(0.71	)(f)	41
23.88	19.15	1,068,187	1.35		1.41		(0.67)		59
21.10	18.29	12,613	2.10		2.16		(1.42)		59
20.89	18.24	157,901	2.10		2.16		(1.42)		59
25.59	19.61	2,710,810	0.95		1.01		(0.27)		59
23.44	19.03	59,834	1.45		1.51		(0.77)		59
24.19	19.43	75,702	1.10		1.16		(0.42)		59
23.59	18.83	54,071	1.60		1.66		(0.91)		59
21.36	12.97	1,060,320	1.36		1.41		(0.70)		71	(g)
19.16	12.13	16,380	2.11		2.16		(1.46)		71	(g)
18.99	12.18	158,371	2.11		2.16		(1.46)		71	(g)
22.71	13.39	2,843,584	0.96		1.01		(0.30)		71	(g)
21.01	12.85	57,002	1.46		1.51		(0.81)		71	(g)
21.57	13.24	54,912	1.11		1.16		(0.43)		71	(g)
21.17	12.68	33,931	1.61		1.66		(0.94)		71	(g)
19.09	12.89	799,256	1.37		1.44		(0.76)		57	(g)
17.27	12.00	21,174	2.12		2.19		(1.51)		57	(g)
17.11	11.98	129,009	2.12		2.19		(1.51)		57	(g)
20.21	13.35	2,216,786	0.97		1.04		(0.35)		57	(g)
18.80	12.78	60,893	1.47		1.54		(0.86)		57	(g)
19.23	13.18	12,823	1.12		1.19		(0.49)		57	(g)
18.97	12.58	7,954	1.62		1.69		(0.97)		57	(g)
16.91	(15.03)	641,989	1.45		1.50		(0.58)		78
15.42	(15.64)	27,191	2.20		2.25		(1.33)		78
15.28	(15.62)	85,240	2.20		2.25		(1.33)		78
17.83	(14.66)	1,257,148	1.05		1.10		(0.19)		78
16.67	(15.08)	30,614	1.55		1.60		(0.74)		78
16.99	(14.81)	1,382	1.20		1.25		(0.46)		78
16.85	(15.20)	934	1.70		1.75		(0.94)		78

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$18.63	$(0.07	)(d)	$3.15	$3.08	$(1.00)
2014 - B	17.32	(0.14	)(d)	2.92	2.78	(1.00)
2014 - C	17.31	(0.14	)(d)	2.92	2.78	(1.00)
2014 - Institutional	19.25	(0.03	)(d)	3.25	3.22	(1.00)
2014 - Service	18.38	(0.08	)(d)	3.10	3.02	(1.00)
2014 - IR	18.93	(0.05	)(d)	3.20	3.15	(1.00)
2014 - R	18.35	(0.10	)(d)	3.11	3.01	(1.00)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	15.52	(0.11	)(f)	3.99	3.88	(0.77)
2013 - B	14.59	(0.22	)(f)	3.72	3.50	(0.77)
2013 - C	14.58	(0.23	)(f)	3.73	3.50	(0.77)
2013 - Institutional	15.95	(0.06	)(f)	4.13	4.07	(0.77)
2013 - Service	15.34	(0.13	)(f)	3.94	3.81	(0.77)
2013 - IR	15.72	(0.08	)(f)	4.06	3.98	(0.77)
2013 - R	15.34	(0.15	)(f)	3.93	3.78	(0.77)
2012 - A	13.67	(0.12)		2.63	2.51	(0.66)
2012 - B	12.98	(0.21)		2.48	2.27	(0.66)
2012 - C	12.98	(0.21)		2.47	2.26	(0.66)
2012 - Institutional	13.98	(0.06)		2.69	2.63	(0.66)
2012 - Service	13.53	(0.13)		2.60	2.47	(0.66)
2012 - IR	13.81	(0.08)		2.65	2.57	(0.66)
2012 - R	13.55	(0.15)		2.60	2.45	(0.66)
2011 - A	12.08	(0.15)		2.01	1.86	(0.27)
2011 - B	11.57	(0.24)		1.92	1.68	(0.27)
2011 - C	11.56	(0.24)		1.93	1.69	(0.27)
2011 - Institutional	12.30	(0.09)		2.04	1.95	(0.27)
2011 - Service	11.97	(0.16)		1.99	1.83	(0.27)
2011 - IR	12.17	(0.10)		2.01	1.91	(0.27)
2011 - R	12.01	(0.18)		1.99	1.81	(0.27)
2010 - A	10.63	(0.12)		1.57	1.45	—
2010 - B	10.25	(0.20)		1.52	1.32	—
2010 - C	10.25	(0.21)		1.52	1.31	—
2010 - Institutional	10.78	(0.07)		1.59	1.52	—
2010 - Service	10.54	(0.13)		1.56	1.43	—
2010 - IR	10.68	(0.09)		1.58	1.49	—
2010 - R	10.59	(0.15)		1.57	1.42	—
2009 - A	12.25	(0.05)		(1.57)	(1.62)	—
2009 - B	11.90	(0.11)		(1.54)	(1.65)	—
2009 - C	11.90	(0.11)		(1.54)	(1.65)	—
2009 - Institutional	12.37	(0.02)		(1.57)	(1.59)	—
2009 - Service	12.16	(0.06)		(1.56)	(1.62)	—
2009 - IR	12.27	(0.04)		(1.55)	(1.59)	—
2009 - R	12.22	(0.08)		(1.55)	(1.63)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.16% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$20.71	16.84%	$804,529	1.32	%(e)	1.47	%(e)	(0.74	)%(d)(e)	23%
19.10	16.43	4,597	2.07	(e)	2.22	(e)	(1.50	)(d)(e)	23
19.09	16.44	212,606	2.07	(e)	2.22	(e)	(1.48	)(d)(e)	23
21.47	17.08	981,562	0.92	(e)	1.07	(e)	(0.34	)(d)(e)	23
20.40	16.74	8,091	1.42	(e)	1.57	(e)	(0.86	)(d)(e)	23
21.08	17.00	151,997	1.07	(e)	1.22	(e)	(0.48	)(d)(e)	23
20.36	16.71	31,454	1.57	(e)	1.72	(e)	(0.99	)(d)(e)	23

18.63	26.18	592,798	1.34		1.49		(0.68	)(f)	37
17.32	25.21	4,573	2.09		2.24		(1.40	)(f)	37
17.31	25.23	150,744	2.09		2.24		(1.44	)(f)	37
19.25	26.68	725,662	0.94		1.09		(0.32	)(f)	37
18.38	26.02	8,495	1.44		1.59		(0.77	)(f)	37
18.93	26.49	93,255	1.09		1.24		(0.45	)(f)	37
18.35	25.82	24,420	1.59		1.74		(0.93	)(f)	37
15.52	18.97	393,284	1.35		1.50		(0.83)		51
14.59	18.11	4,783	2.10		2.25		(1.58)		51
14.58	18.03	87,185	2.10		2.25		(1.58)		51
15.95	19.42	291,636	0.95		1.10		(0.43)		51
15.34	18.87	6,774	1.45		1.60		(0.92)		51
15.72	19.22	46,777	1.10		1.25		(0.57)		51
15.34	18.69	19,156	1.60		1.75		(1.07)		51
13.67	15.30	403,960	1.47		1.50		(0.99)		53
12.98	14.41	5,343	2.22		2.25		(1.75)		53
12.98	14.51	79,875	2.22		2.25		(1.74)		53
13.98	15.77	340,712	1.07		1.10		(0.59)		53
13.53	15.19	5,879	1.57		1.60		(1.08)		53
13.81	15.60	30,858	1.22		1.25		(0.71)		53
13.55	14.97	15,370	1.72		1.75		(1.24)		53
12.08	13.64	267,826	1.50		1.54		(0.98)		48
11.57	12.88	6,024	2.25		2.29		(1.73)		48
11.56	12.78	47,685	2.25		2.29		(1.73)		48
12.30	14.10	222,616	1.10		1.14		(0.58)		48
11.97	13.57	2,762	1.60		1.64		(1.07)		48
12.17	13.95	15,059	1.25		1.29		(0.72)		48
12.01	13.41	10,318	1.75		1.79		(1.23)		48
10.63	(13.22)	122,262	1.50		1.68		(0.59)		55
10.25	(13.87)	4,882	2.25		2.43		(1.32)		55
10.25	(13.87)	18,220	2.25		2.43		(1.34)		55
10.78	(12.85)	103,383	1.10		1.28		(0.17)		55
10.54	(13.32)	1,196	1.60		1.78		(0.71)		55
10.68	(12.96)	131	1.25		1.43		(0.44)		55
10.59	(13.34)	533	1.75		1.93		(0.90)		55

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$12.29	$(0.01)		$2.22	$2.21	$(0.01)	$(1.83)	$(1.84)
2014 - B	11.07	(0.05)		1.99	1.94	—	(1.83)	(1.83)
2014 - C	11.09	(0.05)		1.98	1.93	—	(1.83)	(1.83)
2014 - Institutional	12.79	0.02		2.32	2.34	(0.06)	(1.83)	(1.89)
2014 - Service	12.28	(0.01)		2.21	2.20	(0.01)	(1.83)	(1.84)
2014 - IR	12.80	0.01		2.31	2.32	(0.05)	(1.83)	(1.88)
2014 - R	12.26	(0.02)		2.20	2.18	(0.02)	(1.83)	(1.85)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	11.57	0.06	(e)	1.58	1.64	(0.05)	(0.87)	(0.92)
2013 - B	10.53	(0.03	)(e)	1.44	1.41	—	(0.87)	(0.87)
2013 - C	10.54	(0.04	)(e)	1.46	1.42	—	(0.87)	(0.87)
2013 - Institutional	12.00	0.10	(e)	1.66	1.76	(0.10)	(0.87)	(0.97)
2013 - Service	11.59	0.03	(e)	1.61	1.64	(0.08)	(0.87)	(0.95)
2013 - IR	12.01	0.07	(e)	1.68	1.75	(0.09)	(0.87)	(0.96)
2013 - R	11.53	0.03	(e)	1.60	1.63	(0.03)	(0.87)	(0.90)
2012 - A	9.77	0.01		1.81	1.82	(0.02)	—	(0.02)
2012 - B	8.94	(0.06)		1.65	1.59	—	—	—
2012 - C	8.95	(0.06)		1.65	1.59	—	—	—
2012 - Institutional	10.14	0.06		1.86	1.92	(0.06)	—	(0.06)
2012 - Service	9.80	0.02		1.79	1.81	(0.02)	—	(0.02)
2012 - IR	10.10	0.04		1.87	1.91	—	—	—
2012 - R	9.74	—	(f)	1.79	1.79	—	—	—
2011 - A	8.53	0.02		1.25	1.27	(0.03)	—	(0.03)
2011 - B	7.84	(0.05)		1.15	1.10	—	—	—
2011 - C	7.86	(0.05)		1.14	1.09	—	—	—
2011 - Institutional	8.85	0.06		1.30	1.36	(0.07)	—	(0.07)
2011 - Service	8.55	0.02		1.25	1.27	(0.02)	—	(0.02)
2011 - IR	8.84	0.04		1.29	1.33	(0.07)	—	(0.07)
2011 - R	8.51	—	(f)	1.24	1.24	(0.01)	—	(0.01)
2010 - A	8.22	0.02		0.30	0.32	(0.01)	—	(0.01)
2010 - B	7.61	(0.05)		0.28	0.23	—	—	—
2010 - C	7.62	(0.05)		0.29	0.24	—	—	—
2010 - Institutional	8.52	0.06		0.30	0.36	(0.03)	—	(0.03)
2010 - Service	8.24	0.01		0.30	0.31	—	—	—
2010 - IR	8.51	0.04		0.32	0.36	(0.03)	—	(0.03)
2010 - R	8.21	—	(f)	0.30	0.30	—	—	—
2009 - A	10.34	0.01		(2.13)	(2.12)	—	—	—
2009 - B	9.65	(0.04)		(2.00)	(2.04)	—	—	—
2009 - C	9.67	(0.04)		(2.01)	(2.05)	—	—	—
2009 - Institutional	10.68	0.04		(2.20)	(2.16)	—	—	—
2009 - Service	10.40	0.01		(2.17)	(2.16)	—	—	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02		1.42	1.44	—	—	—
2009 - R (Commenced January 6, 2009)	6.83	—	(f)	1.38	1.38	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Amount is less than 0.005% of average net assets.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.66	18.86%	$99,271	1.16	%(d)	1.53	%(d)	(0.13	)%(d)	32%
11.18	18.47	918	1.91	(d)	2.28	(d)	(0.89	)(d)	32
11.19	18.33	11,329	1.91	(d)	2.28	(d)	(0.88	)(d)	32
13.24	19.14	312,894	0.76	(d)	1.13	(d)	0.27	(d)	32
12.64	18.75	100	1.26	(d)	1.63	(d)	(0.22	)(d)	32
13.24	18.94	1,078	0.91	(d)	1.28	(d)	0.11	(d)	32
12.59	18.67	11	1.36	(d)	1.73	(d)	(0.30	)(d)	32

12.29	15.53	87,987	1.15		1.54		0.49	(e)	55
11.07	14.70	1,022	1.90		2.29		(0.30	)(e)	55
11.09	14.68	9,314	1.90		2.29		(0.35	)(e)	55
12.79	15.98	242,865	0.75		1.14		0.81	(e)	55
12.28	15.45	82	1.25		1.64		0.24	(e)	55
12.80	15.80	884	0.90		1.29		0.57	(e)	55
12.26	15.36	6	1.34		1.73		0.22	(e)	55
11.57	18.45	181,257	1.15		1.51		0.14		54
10.53	17.62	1,482	1.90		2.26		(0.60)		54
10.54	17.71	8,279	1.90		2.26		(0.61)		54
12.00	18.97	256,389	0.75		1.11		0.54		54
11.59	18.50	52	1.25		1.61		0.18		54
12.01	18.85	321	0.90		1.26		0.38		54
11.53	18.32	4	1.40		1.76		(0.05)		54
9.77	14.89	199,185	1.15		1.51		0.19		40
8.94	14.03	1,834	1.90		2.26		(0.56)		40
8.95	13.87	8,828	1.90		2.26		(0.56)		40
10.14	15.33	260,481	0.75		1.11		0.58		40
9.80	14.90	2	1.25		1.61		0.21		40
10.10	14.99	125	0.90		1.26		0.42		40
9.74	14.52	4	1.40		1.76		—	(g)	40
8.53	3.83	192,744	1.15		1.53		0.22		60
7.84	3.02	2,716	1.90		2.28		(0.55)		60
7.86	3.15	9,224	1.90		2.28		(0.55)		60
8.85	4.26	264,902	0.75		1.13		0.60		60
8.55	3.76	1	1.25		1.63		0.11		60
8.84	4.25	10	0.90		1.28		0.39		60
8.51	3.65	3	1.40		1.78		0.01		60
8.22	(20.50)	141,371	1.28		1.62		0.12		62
7.61	(21.14)	3,729	2.03		2.37		(0.63)		62
7.62	(21.20)	8,447	2.03		2.37		(0.63)		62
8.52	(20.22)	114,641	0.88		1.22		0.52		62
8.24	(20.77)	1	1.38		1.72		0.10		62
8.51	20.37	3	1.03	(d)	1.37	(d)	0.32	(d)	62
8.21	20.20	3	1.53	(d)	1.87	(d)	0.05	(d)	62

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$15.20	$(0.08)	$3.54	$3.46	$(0.24)
2014 - B	13.68	(0.12)	3.16	3.04	(0.24)
2014 - C	13.68	(0.13)	3.17	3.04	(0.24)
2014 - Institutional	16.08	(0.05)	3.74	3.69	(0.24)
2014 - Service	15.04	(0.08)	3.49	3.41	(0.24)
2014 - IR	16.01	(0.06)	3.72	3.66	(0.24)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	13.62	(0.12)	1.70	1.58	—
2013 - B	12.34	(0.20)	1.54	1.34	—
2013 - C	12.34	(0.20)	1.54	1.34	—
2013 - Institutional	14.34	(0.06)	1.80	1.74	—
2013 - Service	13.49	(0.13)	1.68	1.55	—
2013 - IR	14.30	(0.09)	1.80	1.71	—
2012 - A	11.51	(0.13)	2.24	2.11	—
2012 - B	10.52	(0.21)	2.03	1.82	—
2012 - C	10.51	(0.21)	2.04	1.83	—
2012 - Institutional	12.08	(0.09)	2.35	2.26	—
2012 - Service	11.41	(0.14)	2.22	2.08	—
2012 - IR	12.06	(0.11)	2.35	2.24	—
2011 - A	10.43	(0.14)	1.22	1.08	—
2011 - B	9.60	(0.21)	1.13	0.92	—
2011 - C	9.59	(0.21)	1.13	0.92	—
2011 - Institutional	10.90	(0.09)	1.27	1.18	—
2011 - Service	10.34	(0.15)	1.22	1.07	—
2011 - IR (Commenced September 30, 2010)	12.30	(0.07)	(0.17)	(0.24)	—
2010 - A	9.14	(0.11)	1.40	1.29	—
2010 - B	8.48	(0.17)	1.29	1.12	—
2010 - C	8.47	(0.17)	1.29	1.12	—
2010 - Institutional	9.52	(0.07)	1.45	1.38	—
2010 - Service	9.08	(0.12)	1.38	1.26	—
2009 - A	10.19	(0.06)	(0.99)	(1.05)	—
2009 - B	9.52	(0.10)	(0.94)	(1.04)	—
2009 - C	9.52	(0.11)	(0.94)	(1.05)	—
2009 - Institutional	10.56	(0.03)	(1.01)	(1.04)	—
2009 - Service	10.12	(0.07)	(0.97)	(1.04)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$18.42	22.81%	$270,770	1.51	%(d)	1.54	%(d)	(0.91	)%(d)	24%
16.48	22.34	5,490	2.26	(d)	2.29	(d)	(1.66	)(d)	24
16.48	22.34	59,397	2.26	(d)	2.29	(d)	(1.66	)(d)	24
19.53	23.06	95,487	1.12	(d)	1.14	(d)	(0.51	)(d)	24
18.21	22.79	11,367	1.61	(d)	1.64	(d)	(1.01	)(d)	24
19.43	22.91	4,479	1.27	(d)	1.29	(d)	(0.64	)(d)	24

15.20	11.60	228,424	1.50		1.55		(0.85)		33
13.68	10.86	5,854	2.25		2.30		(1.61)		33
13.68	10.86	50,278	2.25		2.30		(1.59)		33
16.08	12.13	70,416	1.10		1.15		(0.43)		33
15.04	11.49	10,167	1.60		1.65		(0.95)		33
16.01	11.96	2,651	1.25		1.30		(0.59)		33
13.62	18.28	239,355	1.50		1.55		(1.06)		43
12.34	17.25	8,034	2.25		2.30		(1.82)		43
12.34	17.36	50,682	2.25		2.30		(1.81)		43
14.34	18.65	49,238	1.10		1.15		(0.66)		43
13.49	18.18	10,977	1.60		1.65		(1.15)		43
14.30	18.52	2,569	1.25		1.30		(0.81)		43
11.51	10.35	244,288	1.50		1.52		(1.07)		64
10.52	9.58	10,408	2.25		2.27		(1.82)		64
10.51	9.59	50,424	2.25		2.27		(1.82)		64
12.08	10.83	54,356	1.10		1.12		(0.66)		64
11.41	10.35	10,826	1.60		1.62		(1.18)		64
12.06	(1.95)	2,449	1.25	(d)	1.27	(d)	(0.59	)(d)	64
10.43	14.11	225,873	1.50		1.63		(1.03)		97
9.60	13.21	13,547	2.25		2.38		(1.78)		97
9.59	13.22	47,001	2.25		2.38		(1.78)		97
10.90	14.50	32,538	1.10		1.23		(0.63)		97
10.34	13.88	11,324	1.60		1.73		(1.12)		97
9.14	(10.22)	196,405	1.50		1.67		(0.76)		52
8.48	(10.92)	17,643	2.25		2.42		(1.49)		52
8.47	(10.94)	44,420	2.25		2.42		(1.51)		52
9.52	(9.85)	21,790	1.10		1.27		(0.37)		52
9.08	(10.28)	6,111	1.60		1.77		(0.88)		52

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2014 - A	$14.79	$0.03	$2.17	$2.20	$(0.06)	$(1.37)	$(1.43)
2014 - C	14.58	(0.02)	2.12	2.10	—	(1.37)	(1.37)
2014 - Institutional	14.85	0.06	2.17	2.23	(0.10)	(1.37)	(1.47)
2014 - IR	14.83	0.05	2.17	2.22	(0.08)	(1.37)	(1.45)
2014 - R	14.78	0.01	2.16	2.17	(0.04)	(1.37)	(1.41)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	12.30	0.09	2.48	2.57	(0.08)	—	(0.08)
2013 - C	12.13	(0.01)	2.46	2.45	—	—	—
2013 - Institutional	12.35	0.14	2.50	2.64	(0.14)	—	(0.14)
2013 - IR	12.34	0.12	2.50	2.62	(0.13)	—	(0.13)
2013 - R	12.29	0.04	2.51	2.55	(0.06)	—	(0.06)
2012 - A	10.71	0.08	1.66	1.74	(0.04)	(0.11)	(0.15)
2012 - C	10.61	(0.01)	1.64	1.63	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.13	1.65	1.78	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.11	1.65	1.76	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.05	1.65	1.70	— (e)	(0.11)	(0.11)
2011 - A	9.55	0.03	1.21	1.24	(0.05)	(0.03)	(0.08)
2011 - C	9.49	(0.05)	1.21	1.16	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.08	1.22	1.30	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.06	1.22	1.28	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01	1.20	1.21	(0.01)	(0.03)	(0.04)

FOR THE PERIOD ENDED AUGUST 31,
2010 - A (Commenced November 30, 2009)	10.00	0.03	(0.47)	(0.44)	(0.01)	—	(0.01)
2010 - C (Commenced November 30, 2009)	10.00	(0.02)	(0.49)	(0.51)	— (e)	—	— (e)
2010 - Institutional (Commenced November 30, 2009)	10.00	0.06	(0.48)	(0.42)	(0.01)	—	(0.01)
2010 - IR (Commenced November 30, 2009)	10.00	0.05	(0.48)	(0.43)	(0.01)	—	(0.01)
2010 - R (Commenced November 30, 2009)	10.00	0.01	(0.47)	(0.46)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$15.56	15.27%	$4,580	1.20	%(d)	3.03	%(d)	0.42	%(d)	35%
15.31	14.79	238	1.95	(d)	3.76	(d)	(0.32	)(d)	35
15.61	15.48	9,525	0.80	(d)	2.66	(d)	0.78	(d)	35
15.60	15.42	201	0.95	(d)	2.81	(d)	0.63	(d)	35
15.54	15.06	94	1.45	(d)	3.30	(d)	0.13	(d)	35

14.79	21.05	2,869	1.18		3.66		0.68		61
14.58	20.20	126	1.93		4.41		(0.09)		61
14.85	21.56	8,646	0.78		3.24		1.06		61
14.83	21.39	174	0.93		3.39		0.90		61
14.78	20.83	51	1.43		3.80		0.29		61
12.30	16.37	3,331	1.18		3.63		0.69		76
12.13	15.45	158	1.93		4.38		(0.05)		76
12.35	16.71	7,142	0.78		3.23		1.11		76
12.34	16.52	70	0.93		3.38		0.97		76
12.29	16.02	12	1.43		3.88		0.45		76
10.71	12.94	3,110	1.18		4.88		0.29		51
10.61	12.19	139	1.93		5.63		(0.42)		51
10.76	13.54	5,945	0.78		4.48		0.72		51
10.73	13.32	241	0.93		4.63		0.56		51
10.70	12.70	11	1.43		5.13		0.08		51

9.55	(4.44)	777	1.18	(d)	11.67	(d)	0.37	(d)	63
9.49	(5.10)	14	1.93	(d)	12.42	(d)	(0.29	)(d)	63
9.57	(4.20)	4,351	0.78	(d)	11.27	(d)	0.74	(d)	63
9.56	(4.31)	20	0.93	(d)	11.42	(d)	0.62	(d)	63
9.53	(4.65)	10	1.43	(d)	11.92	(d)	0.10	(d)	63

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

February 28, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified
Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified
Flexible Cap Growth and U.S. Equity	A, C, Institutional, IR and R	Diversified
Focused Growth	A, C, Institutional, IR and R	Non-diversified
Technology Tollkeeper	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM) assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

At February 28, 2014, the Funds’ investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
Total gross amount presented in Statements of Assets and Liabilities	$600,000	$1,300,000	$200,000	$400,000	$109,600,000	$32,900,000	$5,200,000	$13,600,000	$300,000
Non-cash Collateral offsetting(1)	(600,000)	(1,300,000)	(200,000)	(400,000)	(109,600,000)	(32,900,000)	(5,200,000)	(13,600,000)	(300,000)
Net Amount(2)	$—	$—	$—	$—	$—	$—	$—	$—	$—

(1)	At February 28, 2014, the value of the collateral received from each seller exceeded the value of the related repurchase agreements.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of February 28, 2014:

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$937,849,721	$—	$—
Short-term Investments	—	600,000	—
Total	$937,849,721	$600,000	$—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$175,973,166	$—	$—
Short-term Investments	—	1,300,000	—
Total	$175,973,166	$1,300,000	$—

FLEXIBLE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$14,735,182	$—	$—
Short-term Investments	—	200,000	—
Total	$14,735,182	$200,000	$—

FOCUSED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$19,105,112	$—	$—
Short-term Investments	—	400,000	—
Total	$19,105,112	$400,000	$—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$5,347,573,122	$—	$—
Short-term Investments	—	109,600,000	—
Total	$5,347,573,122	$109,600,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$2,144,095,907	$8,330,756	$—
Short-term Investments	—	32,900,000	—
Total	$2,144,095,907	$41,230,756	$—

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$419,981,941	$—	$—
Short-term Investments	—	5,200,000	—
Total	$419,981,941	$5,200,000	$—

TECHNOLOGY TOLLKEEPER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$438,009,460	$—	$—
Short-term Investments	—	13,600,000	—
Total	$438,009,460	$13,600,000	$—

U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$14,369,050	$—	$—
Short-term Investments	—	300,000	—
Total	$14,369,050	$300,000	$—

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended February 28, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.70	%#
Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Focused Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.79	#
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.94	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00
U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70

#	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. These waivers will be effective through at least December 29, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. For the six months ended February 28, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Capital Growth	$12,949	$—	$333
Concentrated Growth	855	—	—
Flexible Cap Growth	881	N/A	—
Focused Growth	68	N/A	—
Growth Opportunities	39,288	—	284
Small/Mid Cap Growth	102,810	—	4
Strategic Growth	4,233	—	—
Technology Tollkeeper	8,141	—	300
U.S. Equity	148	N/A	1

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds are 0.004%, 0.014%, 0.014%, 0.014%, 0.014%, 0.064%, 0.004%, 0.064% and 0.044%, respectively. These Other Expense limitations will remain in place through at least December 29, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended February 28, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$1,344,342	$260,021	$1,604,363
Concentrated Growth	161,538	118,564	280,102
Flexible Cap Growth	12,516	141,718	154,234
Focused Growth	17,107	131,115	148,222
Growth Opportunities	991,780	163,656	1,155,436
Small/Mid Cap Growth	1,402,364	—	1,402,364
Strategic Growth	561,038	163,585	724,623
Technology Tollkeeper	—	59,313	59,313
U.S. Equity	—	123,070	123,070

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of February 28, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Capital Growth	$500,268	$206,190	$118,245	$824,703
Concentrated Growth	107,380	4,572	6,829	118,781
Flexible Cap Growth	8,844	1,964	1,209	12,017
Focused Growth	11,333	47	589	11,969
Growth Opportunities	3,586,120	408,856	343,987	4,338,963
Small/Mid Cap Growth	1,359,454	316,726	195,770	1,871,950
Strategic Growth	225,971	27,701	25,361	279,033
Technology Tollkeeper	333,664	99,083	51,440	484,187
U.S. Equity	7,630	1,058	1,003	9,691

G.  Line of Credit Facility — As of February 28, 2014, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended February 28, 2014, Goldman Sachs earned $674, $3, $3,388, $12,397 and $3,564 in brokerage commissions from portfolio transactions, on behalf of the Capital Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Technology Tollkeeper Funds, respectively.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment by the Small/Mid Cap Growth Fund in shares of issuers of which the Fund is an affiliate for the six months ended February 28, 2014:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
M/I Homes, Inc.	910,679	321,384	—	1,232,063	$30,678,369	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of February 28, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class C	Institutional	Class IR	Class R
Concentrated Growth	—%	—%	—%	100%
Flexible Cap Growth	—	—	20	34
Focused Growth	40	—	100	100
Strategic Growth	—	—	—	54
U.S. Equity	7	31	9	18

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Capital Growth	$399,917,796	$464,693,225
Concentrated Growth	53,004,846	60,138,362
Flexible Cap Growth	4,503,017	3,806,013
Focused Growth	11,556,515	7,650,353
Growth Opportunities	1,186,783,495	1,381,348,007
Small/Mid Cap Growth	704,653,054	433,134,571
Strategic Growth	142,174,548	124,396,603
Technology Tollkeeper	96,708,938	109,505,994
U.S. Equity	5,384,100	4,562,943

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2013, the Funds had certain timing differences on a tax basis as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
Timing differences (Qualified Late Year Loss Deferrals)	$—	$—	$(7,188)	$—	$—	$(6,610,249)	$—	$(5,810,063)	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2014

6. TAX INFORMATION (continued)

As of February 28, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S Equity
Tax Cost	$663,524,573	$129,531,088	$10,404,317	$17,321,687	$3,815,471,398	$1,650,817,108	$321,215,710	$303,956,284	$11,687,562
Gross unrealized gain	281,419,348	48,867,344	4,683,716	2,289,583	1,691,272,969	562,140,931	105,947,875	150,100,915	3,158,349
Gross unrealized loss	(6,494,200)	(1,125,266)	(152,851)	(106,158)	(49,571,245)	(27,631,376)	(1,981,644)	(2,447,739)	(176,861)
Net unrealized gain	$274,925,148	$47,742,078	$4,530,865	$2,183,425	$1,641,701,724	$534,509,555	$103,966,231	$147,653,176	$2,981,488

The differences between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in tax treatment of partnerships and underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — Each of the Concentrated Growth and Focused Growth Funds is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, each fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. OTHER RISKS (continued)

Portfolio Concentration Risk — The Technology Tollkeeper Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because of its focus on technology, media and service companies, the Technology Tollkeeper Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Tollkeeper Fund may also invest in a relatively few number of issuers. Thus, the Technology Tollkeeper Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2014

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	474,573	$12,843,015	782,296	$20,303,620
Reinvestment of distributions	5,245,663	131,666,132	26,769	652,349
Shares converted from Class B(a)	73,725	1,981,717	213,902	5,575,895
Shares redeemed	(1,884,384)	(51,558,888)	(5,751,236)	(149,977,517)
	3,909,577	94,931,976	(4,728,269)	(123,445,653)
Class B Shares
Shares sold	10,416	240,951	19,789	449,087
Reinvestment of distributions	207,751	4,371,080	—	—
Shares converted to Class A(a)	(86,549)	(1,981,717)	(244,716)	(5,575,895)
Shares redeemed	(91,701)	(2,141,268)	(269,032)	(6,086,904)
	39,917	489,046	(493,959)	(11,213,712)
Class C Shares
Shares sold	134,083	2,993,020	234,022	5,317,790
Reinvestment of distributions	807,423	16,963,982	—	—
Shares redeemed	(361,369)	(8,307,387)	(579,587)	(13,124,430)
	580,137	11,649,615	(345,565)	(7,806,640)
Institutional Shares
Shares sold	203,493	5,867,419	1,811,083	50,068,184
Reinvestment of distributions	953,235	25,413,239	14,360	366,743
Shares redeemed	(554,294)	(15,580,247)	(860,695)	(23,300,368)
	602,434	15,700,411	964,748	27,134,559
Service Shares
Shares sold	3,723	94,906	4,080	103,713
Reinvestment of distributions	7,946	195,070	15	371
Shares redeemed	(2,049)	(53,564)	(13,351)	(362,650)
	9,620	236,412	(9,256)	(258,566)
Class IR Shares
Shares sold	14,033	440,753	37,355	970,030
Reinvestment of distributions	21,811	550,288	410	10,026
Shares redeemed	(12,618)	(333,863)	(61,502)	(1,622,684)
	23,226	657,178	(23,737)	(642,628)
Class R Shares
Shares sold	17,068	450,885	46,789	1,207,065
Reinvestment of distributions	22,146	546,578	142	3,429
Shares redeemed	(11,613)	(310,314)	(18,653)	(485,999)
	27,601	687,149	28,278	724,495
NET INCREASE (DECREASE)	5,192,512	$124,351,787	(4,607,760)	$(115,508,145)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Flexible Cap Growth Fund
For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013		For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

51,339	$909,865	142,344	$2,254,400	55,560	$693,753	62,646	$710,147
46,697	806,000	23,698	352,580	52,752	620,899	69,117	702,914
540	9,272	1,187	18,951	—	—	—	—
(82,286)	(1,476,676)	(5,830,587)	(93,122,296)	(45,475)	(559,599)	(390,852)	(4,364,635)
16,290	248,461	(5,663,358)	(90,496,365)	62,837	755,053	(259,089)	(2,951,574)

1,870	30,647	225	3,463	—	—	—	—
1,156	18,123	9	118	—	—	—	—
(594)	(9,272)	(1,286)	(18,951)	—	—	—	—
(2,439)	(39,248)	(7,381)	(106,933)	—	—	—	—
(7)	250	(8,433)	(122,303)	—	—	—	—

43,812	713,085	25,908	375,989	16,428	190,828	31,512	340,972
13,114	205,364	111	1,519	11,545	128,615	9,746	95,129
(12,587)	(206,124)	(70,884)	(1,087,873)	(10,634)	(124,240)	(40,167)	(430,948)
44,339	712,325	(44,865)	(710,365)	17,339	195,203	1,091	5,153

384,542	7,170,930	5,858,528	97,293,176	95,904	1,207,595	201,334	2,270,881
845,482	15,142,586	24,979	383,410	67,892	824,885	51,636	538,564
(778,401)	(14,563,858)	(1,218,537)	(20,291,651)	(44,615)	(556,379)	(137,902)	(1,576,897)
451,623	7,749,658	4,664,970	77,384,935	119,181	1,476,101	115,068	1,232,548

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

2,691	51,202	5,032	79,472	768	9,767	2,577	29,408
2,182	37,929	284	4,247	942	11,334	1,793	18,561
(2,320)	(42,469)	(23,920)	(378,434)	(8,613)	(110,984)	(5,875)	(67,660)
2,553	46,662	(18,604)	(294,715)	(6,903)	(89,883)	(1,505)	(19,691)

—	—	5	73	101	1,233	103	1,180
76	1,284	1	24	487	5,635	706	7,086
—	—	(5)	(77)	(4)	(48)	(2,805)	(30,572)
76	1,284	1	20	584	6,820	(1,996)	(22,306)
514,874	$8,758,640	(1,070,289)	$(14,238,793)	193,038	$2,343,294	(146,431)	$(1,755,870)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2014

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Growth Fund

	For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,367	$19,155	18,047	$222,105
Reinvestment of distributions	288	3,925	33	375
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(1,006)	(14,366)	(16,776)	(212,589)
	649	8,714	1,304	9,891
Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class C Shares
Shares sold	705	10,005	786	10,000
Reinvestment of distributions	172	2,323	2	33
Shares redeemed	—	—	—	—
	877	12,328	788	10,033
Institutional Shares
Shares sold	448,185	6,300,907	864,997	10,494,177
Reinvestment of distributions	79,497	1,089,896	3,066	35,077
Shares redeemed	(158,131)	(2,206,617)	(181,929)	(2,284,061)
	369,551	5,184,186	686,134	8,245,193
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	—	—	—	—
Reinvestment of distributions	69	948	7	75
Shares redeemed	—	—	—	—
	69	948	7	75
Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	68	935	3	33
Shares redeemed	—	—	—	—
	68	935	3	33
NET INCREASE	371,214	$5,207,111	688,236	$8,265,225

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund				Small/Mid Cap Growth Fund
For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013		For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,357,720	$121,980,499	12,233,224	$302,631,754	9,498,411	$188,251,135	17,150,018	$294,266,573
3,023,596	81,878,972	2,964,499	66,165,624	1,717,157	33,226,981	1,264,232	19,013,728
2,702	74,425	21,308	518,641	1,886	36,524	7,411	120,916
(7,074,181)	(198,389,148)	(17,543,354)	(430,721,979)	(4,189,503)	(82,911,631)	(11,933,630)	(199,903,037)
309,837	5,544,748	(2,324,323)	(61,405,960)	7,027,951	138,603,009	6,488,031	113,498,180

3,680	87,673	20,659	435,900	9,123	165,803	24,636	384,779
32,371	750,045	40,326	785,947	10,394	185,839	13,116	184,412
(3,134)	(74,425)	(24,356)	(518,641)	(2,036)	(36,524)	(7,929)	(120,916)
(76,761)	(1,828,581)	(227,035)	(4,852,054)	(40,894)	(747,683)	(93,599)	(1,446,910)
(43,844)	(1,065,288)	(190,406)	(4,148,848)	(23,413)	(432,565)	(63,776)	(998,635)

721,347	17,114,640	1,405,412	29,696,309	2,611,081	47,850,111	3,537,266	56,721,898
525,007	12,022,661	457,704	8,824,234	451,785	8,073,399	276,804	3,887,979
(881,883)	(21,056,307)	(1,909,356)	(40,801,494)	(636,580)	(11,653,291)	(1,083,784)	(16,931,575)
364,471	8,080,994	(46,240)	(2,280,951)	2,426,286	44,270,219	2,730,286	43,678,302

13,506,465	410,314,382	34,727,613	919,287,356	10,696,153	219,565,817	23,251,789	407,963,732
5,904,682	174,188,106	5,195,727	125,061,145	1,609,624	32,272,964	793,208	12,285,172
(14,521,871)	(442,225,388)	(34,564,391)	(917,322,619)	(4,300,904)	(88,221,048)	(4,622,412)	(80,411,154)
4,889,276	142,277,100	5,358,949	127,025,882	8,004,873	163,617,733	19,422,585	339,837,750

193,822	5,263,977	518,500	12,411,028	120,329	2,351,949	240,416	3,995,304
133,648	3,536,321	140,297	3,068,305	8,212	156,610	6,203	92,110
(535,202)	(14,567,416)	(875,381)	(21,050,652)	(194,268)	(3,807,814)	(225,941)	(3,737,411)
(207,732)	(5,767,118)	(216,584)	(5,571,319)	(65,727)	(1,299,255)	20,678	350,003

1,663,787	47,449,188	1,539,363	38,563,477	2,822,024	56,947,832	3,131,544	53,476,928
324,816	8,961,670	241,799	5,476,736	311,646	6,136,306	153,792	2,345,328
(665,669)	(19,013,615)	(1,549,017)	(40,081,976)	(851,679)	(17,233,138)	(1,333,056)	(22,260,249)
1,322,934	37,397,243	232,145	3,958,237	2,281,991	45,851,000	1,952,280	33,562,007

441,470	12,155,307	968,929	23,646,249	319,695	6,257,913	458,086	7,578,430
214,811	5,716,115	170,855	3,762,069	71,370	1,358,167	63,446	941,534
(483,834)	(13,347,667)	(716,411)	(17,514,530)	(176,678)	(3,453,255)	(439,434)	(7,227,749)
172,447	4,523,755	423,373	9,893,788	214,387	4,162,825	82,098	1,292,215
6,807,389	$190,991,434	3,236,914	$67,470,829	19,866,348	$394,772,966	30,632,182	$531,219,822

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2014

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Growth Fund

	For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	593,870	$7,574,543	1,239,874	$14,385,523
Reinvestment of distributions	1,036,245	12,414,216	1,197,404	12,752,339
Shares converted from Class B(a)	619	7,592	4,049	47,035
Shares redeemed	(948,160)	(12,062,392)	(10,957,113)	(126,479,116)
	682,574	7,933,959	(8,515,786)	(99,294,219)
Class B Shares
Shares sold	7,840	85,032	5,019	51,369
Reinvestment of distributions	12,307	130,328	9,625	92,882
Shares converted to Class A(a)	(696)	(7,592)	(4,478)	(47,035)
Shares redeemed	(29,639)	(323,920)	(58,620)	(616,716)
	(10,188)	(116,152)	(48,454)	(519,500)
Class C Shares
Shares sold	119,826	1,308,356	206,430	2,125,543
Reinvestment of distributions	100,742	1,068,877	51,981	502,138
Shares redeemed	(48,596)	(533,487)	(203,912)	(2,177,359)
	171,972	1,843,746	54,499	450,322
Institutional Shares
Shares sold	3,786,868	49,664,350	8,900,827	107,141,001
Reinvestment of distributions	2,915,104	36,467,953	1,427,641	15,775,437
Shares redeemed	(2,048,171)	(26,862,332)	(12,705,100)	(152,927,521)
	4,653,801	59,269,971	(2,376,632)	(30,011,083)
Service Shares
Shares sold	543	6,640	9,067	101,589
Reinvestment of distributions	888	10,619	495	5,271
Shares redeemed	(215)	(2,699)	(7,368)	(85,195)
	1,216	14,560	2,194	21,665
Class IR Shares
Shares sold	19,628	255,885	42,909	516,009
Reinvestment of distributions	9,877	123,652	2,447	27,085
Shares redeemed	(17,165)	(233,975)	(3,065)	(37,792)
	12,340	145,562	42,291	505,302
Class R Shares
Shares sold	280	3,623	78	947
Reinvestment of distributions	97	1,150	31	331
Shares redeemed	—	—	(7)	(77)
	377	4,773	102	1,201
NET INCREASE (DECREASE)	5,512,092	$69,096,419	(10,841,786)	$(128,846,312)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund				U.S. Equity Fund
For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013		For the Six Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended August 31, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,669,045	$28,373,668	3,330,212	$47,276,729	91,187	$1,437,842	81,129	$1,130,629
185,420	3,133,600	—	—	23,914	356,084	1,660	20,678
29,380	471,939	61,708	875,582	—	—	—	—
(2,206,876)	(37,272,194)	(5,945,671)	(84,620,365)	(14,794)	(227,129)	(159,626)	(2,156,641)
(323,031)	(5,292,987)	(2,553,751)	(36,468,054)	100,307	1,566,797	(76,837)	(1,005,334)

2,348	35,604	15,936	196,123	—	—	—	—
5,077	76,914	—	—	—	—	—	—
(32,700)	(471,939)	(68,269)	(875,582)	—	—	—	—
(69,618)	(1,083,426)	(170,534)	(2,181,855)	—	—	—	—
(94,893)	(1,442,847)	(222,867)	(2,861,314)	—	—	—	—

220,444	3,382,220	467,402	5,940,736	6,088	92,866	2,333	31,696
44,283	670,880	—	—	997	14,635	—	—
(336,888)	(5,049,114)	(897,831)	(11,406,789)	(198)	(3,001)	(6,705)	(89,789)
(72,161)	(996,014)	(430,429)	(5,466,053)	6,887	104,500	(4,372)	(58,093)

1,086,832	19,311,122	2,471,966	37,461,563	44,798	699,572	73,713	997,650
53,912	965,022	—	—	45,793	683,691	4,954	61,836
(631,358)	(11,180,325)	(1,525,248)	(22,983,417)	(62,728)	(950,715)	(74,640)	(984,023)
509,386	9,095,819	946,718	14,478,146	27,863	432,548	4,027	75,463

191,074	3,218,275	261,208	3,647,817	—	—	—	—
9,274	155,067	—	—	—	—	—	—
(252,071)	(4,276,712)	(399,276)	(5,608,576)	—	—	—	—
(51,723)	(903,370)	(138,068)	(1,960,759)	—	—	—	—

74,369	1,294,821	94,442	1,402,956	—	—	8,128	104,750
3,007	53,596	—	—	1,143	17,049	100	1,243
(12,455)	(224,717)	(108,526)	(1,590,117)	(4)	(58)	(2,182)	(27,120)
64,921	1,123,700	(14,084)	(187,161)	1,139	16,991	6,046	78,873

—	—	—	—	2,042	32,023	2,465	32,227
—	—	—	—	516	7,691	5	60
—	—	—	—	(2)	(31)	(2)	(22)
—	—	—	—	2,556	39,683	2,468	32,265
32,499	$1,584,301	(2,412,481)	$(32,465,195)	138,752	$2,160,519	(68,668)	$(876,826)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below:

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.704	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2013 through February 28, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Growth Fund				Focused Growth Fund				Growth Opportunities Fund
Share Class	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*
Class A
Actual	$1,000.00	$1,181.00		$6.27	$1,000.00	$1,171.10		$6.84	$1,000.00	$1,186.60		$6.94	$1,000.00	$1,175.60		$6.80	$1,000.00	$1,172.50		$7.33
Hypothetical 5% return	1,000.00	1,019.04	+	5.81	1,000.00	1,018.50	+	6.36	1,000.00	1,018.45	+	6.41	1,000.00	1,018.55	+	6.31	1,000.00	1,018.05	+	6.80
Class B
Actual	1,000.00	1,176.40		10.31	1,000.00	1,167.40		10.86	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,167.80		11.34
Hypothetical 5% return	1,000.00	1,015.32	+	9.54	1,000.00	1,014.78	+	10.09	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,014.33	+	10.54
Class C
Actual	1,000.00	1,176.70		10.31	1,000.00	1,167.00		10.85	1,000.00	1,181.90		10.98	1,000.00	1,171.40		10.82	1,000.00	1,167.90		11.34
Hypothetical 5% return	1,000.00	1,015.32	+	9.54	1,000.00	1,014.78	+	10.09	1,000.00	1,014.73	+	10.14	1,000.00	1,014.83	+	10.04	1,000.00	1,014.33	+	10.54
Institutional
Actual	1,000.00	1,183.40		4.11	1,000.00	1,174.30		4.69	1,000.00	1,189.40		4.78	1,000.00	1,178.10		4.64	1,000.00	1,174.50		5.18
Hypothetical 5% return	1,000.00	1,021.03	+	3.81	1,000.00	1,020.48	+	4.36	1,000.00	1020.43	+	4.41	1,000.00	1,020.53	+	4.31	1,000.00	1,020.03	+	4.81
Service
Actual	1,000.00	1,180.60		6.81	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,171.60		7.86
Hypothetical 5% return	1,000.00	1,018.55	+	6.31	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.56	+	7.30
Class IR
Actual	1,000.00	1,182.60		4.92	1,000.00	1,173.30		5.50	1,000.00	1,188.20		5.59	1,000.00	1,177.20		5.40	1,000.00	1,173.80		5.98
Hypothetical 5% return	1,000.00	1,020.28	+	4.56	1,000.00	1,019.74	+	5.11	1,000.00	1,019.69	+	5.16	1,000.00	1,019.84	+	5.01	1,000.00	1,019.29	+	5.56
Class R
Actual	1,000.00	1,179.30		7.62	1,000.00	1,170.20		8.13	1,000.00	1,185.80		8.24	1,000.00	1,174.00		8.14	1,000.00	1,170.50		8.66
Hypothetical 5% return	1,000.00	1,017.80	+	7.05	1,000.00	1,017.31	+	7.55	1,000.00	1,017.26	+	7.60	1,000.00	1,017.31	+	7.55	1,000.00	1,016.81	+	8.05

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2014 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Tollkeeper Fund				U.S. Equity Fund
Share Class	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*	Beginning Account Value 9/1/13	Ending Account Value 2/28/14		Expenses Paid for the 6 months ended 2/28/14*
Class A
Actual	$1,000.00	$1,168.40		$7.10	$1,000.00	$1,188.60		$6.29	$1,000.00	$1,228.10		$8.34	$1,000.00	$1,152.70		$6.41
Hypothetical 5% return	1,000.00	1,018.25	+	6.61	1,000.00	1,019.04	+	5.81	1,000.00	1,017.31	+	7.55	1,000.00	1,018.84	+	6.01
Class B
Actual	1,000.00	1,164.30		11.11	1,000.00	1,184.70		10.35	1,000.00	1,223.40		12.46	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,014.53	+	10.34	1,000.00	1,015.32	+	9.54	1,000.00	1,013.59	+	11.28	N/A	N/A		N/A
Class C
Actual	1,000.00	1,164.40		11.11	1,000.00	1,183.30		10.34	1,000.00	1,223.40		12.46	1,000.00	1,147.90		10.38
Hypothetical 5% return	1,000.00	1,014.53	+	10.34	1,000.00	1,015.32	+	9.54	1,000.00	1,013.59	+	11.28	1,000.00	1,015.13	+	9.74
Institutional
Actual	1,000.00	1,170.80		4.95	1,000.00	1,191.40		4.13	1,000.00	1,230.60		6.19	1,000.00	1,154.80		4.27
Hypothetical 5% return	1,000.00	1,020.23	+	4.61	1,000.00	1,021.03	+	3.81	1,000.00	1,019.24	+	5.61	1,000.00	1,020.83	+	4.01
Service
Actual	1,000.00	1,167.40		7.63	1,000.00	1,187.50		6.83	1,000.00	1,227.90		8.89	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.75	+	7.10	1,000.00	1,018.55	+	6.31	1,000.00	1,016.81	+	8.05	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,170.00		5.76	1,000.00	1,189.40		4.94	1,000.00	1,229.10		7.02	1,000.00	1,154.20		5.07
Hypothetical 5% return	1,000.00	1,019.49	+	5.36	1,000.00	1,020.28	+	4.56	1,000.00	1,018.50	+	6.36	1,000.00	1,020.08	+	4.76
Class R
Actual	1,000.00	1,167.10		8.44	1,000.00	1,186.70		7.37	N/A	N/A		N/A	1,000.00	1,150.60		7.73
Hypothetical 5% return	1,000.00	1,017.01	+	7.85	1,000.00	1,018.05	+	6.80	N/A	N/A		N/A	1,000.00	1,017.60	+	7.25

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	1.16%	1.91%	1.91%	0.76%	1.26%	0.91%	1.41%
Concentrated Growth	1.27	2.02	2.02	0.87	N/A	1.02	1.51
Flexible Cap Growth	1.28	N/A	2.03	0.88	N/A	1.03	1.52
Focused Growth	1.26	N/A	2.01	0.86	N/A	1.00	1.51
Growth Opportunities	1.36	2.11	2.11	0.96	1.46	1.11	1.61
Small/Mid Cap Growth	1.32	2.07	2.07	0.92	1.42	1.07	1.57
Strategic Growth	1.16	1.91	1.91	0.76	1.26	0.91	1.36
Technology Tollkeeper	1.51	2.26	2.26	1.12	1.61	1.27	N/A
U.S. Equity	1.20	N/A	1.95	0.80	N/A	0.95	1.45

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $807.6 billion in assets under management as of December 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights3

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business March 21, 2014, the Credit Strategies Fund was reorganized with and into the Long Short Credit Strategies Fund.
[3]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[4]	Effective at the close of business February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of February 28, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 126471.MF.MED.TMPL/4/2014 EQGRWSAR14/197K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 7, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 7, 2014